UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material under §240.14a-12

COMVERSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMVERSE, INC. 200 Quannapowitt Parkway Wakefield, MA 01880

May 28, 2015

Dear Stockholder:

You are cordially invited to attend Comverse, Inc.’s 2015 Annual Meeting of Stockholders. The meeting will be held on June 24, 2015, at 8:00 a.m., Eastern Time, at Comverse, Inc.’s offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.

The notice of annual meeting and proxy statement accompanying this letter describes the business to be acted upon at the meeting. Our Annual Report on Form 10-K for the fiscal year ended January 31, 2015, which constitutes our annual report to stockholders, is also included.

To ensure that your shares are represented at the meeting, you are urged to vote as described in the accompanying proxy statement.

Thank you for your support.

Sincerely,
Philippe Tartavull
President and Chief Executive Officer

COMVERSE, INC. 200 Quannapowitt Parkway Wakefield, MA 01880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 24, 2015

To the Stockholders of Comverse, Inc.:

The 2015 Annual Meeting of Stockholders (referred to as the 2015 Annual Meeting) of Comverse, Inc. will be held on June 24, 2015, at 8:00 a.m., Eastern Time, at Comverse, Inc.’s offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880. At the meeting, you will be requested to consider and vote upon the following proposals to:

1.	elect seven nominees to serve as directors until the 2016 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	ratify the appointment of PricewaterhouseCoopers LLP to serve as Comverse, Inc.’s independent registered public accounting firm for the fiscal year ending January 31, 2016;

3.	approve the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan;

4.	approve the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan;

5.	approve the Comverse, Inc. Rights Agreement to help protect the tax benefits primarily associated with our net operating losses; and

6.	transact any other business that may properly come before the meeting and any adjournments or postponements thereof.

Stockholders of record at the close of business on April 28, 2015 are entitled to attend and vote at the 2015 Annual Meeting and any adjournment or postponement thereof.

Any stockholder attending the meeting may vote in person, even if you have already voted on the proposals described in this Proxy Statement, and proof of identification will be required to enter the meeting. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 28, 2015, the record date for voting. If you hold your shares through a broker, bank or other nominee and wish to vote your shares at the 2015 Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee. Please note that cameras and other recording equipment will not be permitted at the meeting.

By Order of the Board of Directors,

Wakefield, Massachusetts May 28, 2015	Roy S. Luria Senior Vice President, General Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 24, 2015:  The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2014 Annual Report are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES
YOU OWN

If you have questions about how to vote your shares, or need additional assistance, please contact D.F. King & Co., Inc., which is assisting Comverse, Inc. in the solicitation of proxies:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Stockholders please call toll-free: (888) 605-1958
All others please call collect: (212) 269-5550

INFORMATION ABOUT THE ANNUAL MEETING	1
PROPOSAL 1—ELECTION OF DIRECTORS	5
Board of Directors	5
Director Criteria, Qualifications and Experience	5
Nominees for Election—Background and Qualifications	6
PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9
AUDIT COMMITTEE REPORT	11
FEES FOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DURING FISCAL YEARS ENDED JANUARY 31, 2015 AND 2014	12
PROPOSAL 3— APPROVAL OF THE ADOPTION OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN	13
PROPOSAL 4— APPROVAL OF THE COMVERSE, INC. AMENDED AND RESTATED 2012 STOCK INCENTIVE COMPENSATION PLAN	16
PROPOSAL 5— APPROVAL OF THE COMVERSE, INC. RIGHTS AGREEMENT	24
CORPORATE GOVERNANCE AND BOARD MATTERS	27
Governance Principles	27
Board Leadership Structure	27
Executive Sessions and Self-Evaluation	27
Majority and Plurality Voting for Directors	27
The Board’s Role in Risk Oversight	28
Director Attendance	28
Director Independence	28
Code of Conduct	29
Ethics Adviceline	29
Public Availability of Corporate Governance Documents	29
Committees of the Board of Directors	29
COMPENSATION OF DIRECTORS	33
Fee Arrangements for Directors	33
Fiscal 2014 Director Equity Grants	33
Fiscal 2014 Director Compensation	33
Director Compensation Table	33
EXECUTIVE OFFICERS OF THE REGISTRANT	35
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK	36
EXECUTIVE COMPENSATION	40
Compensation Discussion and Analysis	41
Compensation Committee Report	51
Compensation and Risk	51
Executive Compensation Tables	52
Employment Agreements and Arrangements with Named Executive Officers	57
Potential Payments upon Termination or upon Change in Control	60
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	65
Agreement with Becker Drapkin	65
Indemnification Agreements	65
Review and Approval of Related Party Transactions	65

Transactions with Related Parties	66
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	67
STOCKHOLDER PROPOSALS FOR INCLUSION IN 2016 PROXY STATEMENT	67
OTHER STOCKHOLDER COMMUNICATIONS	67
STOCKHOLDERS SHARING THE SAME ADDRESS	67
OTHER MATTERS	68
2015 CORPORATE INFORMATION	69

COMVERSE, INC.
200 Quannapowitt Parkway
Wakefield, MA 01880

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2015

INFORMATION ABOUT THE ANNUAL MEETING

Our Board of Directors (or the Board) is soliciting proxies for the annual meeting of stockholders of Comverse, Inc. to be held on June 24, 2015 (or the 2015 Annual Meeting), and at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and the accompanying notice of annual meeting.  The 2015 Annual Meeting will be held at Comverse’s offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.  This Proxy Statement and the accompanying form of proxy card, and Comverse’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, which constitutes our annual report to stockholders (referred to as our 2014 Annual Report), were first mailed to stockholders on or about May 28, 2015.  Throughout this Proxy Statement, we refer to Comverse, Inc. as “we”, “us”, “our”, “Comverse” or the “Company.”

This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Why am I receiving these materials?

You have received these proxy materials because our Board is soliciting your vote at the 2015 Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (or the SEC) and that is designed to assist you in voting your shares.

When and where is the annual meeting?

The 2015 Annual Meeting will be held on June 24, 2015 at 8:00 a.m., Eastern Time, at Comverse’s offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.

Who may vote at the meeting?

Stockholders of record at the close of business on April 28, 2015 (referred to as the record date) may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted. As of the close of business on the record date, 22,695,729 shares of our common stock were outstanding. A list of our stockholders entitled to vote at the 2015 Annual Meeting will be available for inspection at our corporate offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880 prior to the meeting.

How many shares must be present to hold the meeting?

A majority of our issued and outstanding shares of common stock that are entitled to vote as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are properly represented in person at the meeting or that are represented by a valid proxy properly submitted over the Internet, by telephone or by mail. Further, for purposes of establishing a quorum, we will count as present shares that are properly represented even if the stockholder abstains from voting on one or more of the matters to be voted on.

What proposals will be voted on at the meeting?

There are five proposals scheduled to be voted on at the meeting:

•
the election of seven nominees to serve as directors and hold office until the 2016 annual meeting of stockholders and until their successors have been duly elected and qualified (Please see “Proposal 1—Election of Directors”);

•
the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016 (Please see “Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm”);

•	the approval of the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan (Please see “Proposal 3—Approval of the Adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan”);

•
the approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan (Please see “Proposal 4—Approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan”);

•
the approval of the Comverse, Inc. Rights Agreement to help protect the tax benefits primarily associated with our net operating losses (Please see “Proposal 5—Approval of the Comverse, Inc. Rights Agreement”).

How does the Board of Directors recommend that I vote?

Our Board unanimously recommends that you vote your shares as follows:

•	FOR the election of each of the Board’s nominees to serve on our Board.

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

•	FOR the approval of the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan.

•	FOR the approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan.

•	FOR the approval of the Comverse, Inc. Rights Agreement.

If you are a stockholder of record (that is, you do not hold shares in “street name”) and you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

What are broker non-votes and what is the effect of broker non-votes?

A “broker non-vote” occurs when a broker, a bank or other nominee who holds shares on behalf of a beneficial owner (sometimes referred to as holding shares in “street name”) does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary power to vote on that particular proposal and has not received voting instructions from the beneficial owner. If a broker, bank or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter, those shares will be counted as shares present for purposes of determining the presence of a quorum but will otherwise have no effect.

If your shares are held through a broker and you do not provide voting instructions, your broker has discretionary authority to vote those uninstructed shares on Proposal 2, the ratification of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016, but does not have authority to vote those shares on Proposal 1, the election of directors, Proposal 3, approval of the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan, Proposal 4, approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan, or Proposal 5, approval of the Comverse, Inc. Rights Agreement. Your vote is very important, whether you hold your shares directly or through a broker, bank or other nominee. We encourage you to read the Proxy Statement and the 2014 Annual Report carefully and, if you are a beneficial owner, please be sure to give voting instructions to your broker, bank or other nominee if you want your votes to count.

What vote is required to approve each matter and how are votes counted?

Proposal 1—Election of Directors. Our Bylaws provide for the election of directors by a “majority of votes cast,” unless the election is contested, in which case directors will be elected by a “plurality of votes cast.”  As the election of directors at the 2015 Annual Meeting is not contested, the election of directors will be made by a majority of votes cast.  A “majority of votes cast” means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director.  Abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect, other than for purposes of establishing a quorum.  You may vote “For” one or more nominees, “Against” one or more nominees, or “Abstain” from voting for one or more of the nominees.

Proposal 2—Ratification of the Appointment of PricewaterhouseCoopers LLP to Serve as our Independent Registered Public Accounting Firm for the Fiscal Year Ending January 31, 2016. The affirmative vote of a majority of the shares of common stock present or represented at the 2015 Annual Meeting and entitled to vote as of April 28, 2015 will be required to approve the ratification of our independent registered public accounting firm. You may vote “For” or “Against” the proposal or you may “Abstain” from voting on the proposal. Abstentions, if any, will not be counted as votes cast and therefore will have no effect, other than for purposes of establishing a quorum.

Proposal 3—Approval of the Adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan.  The proposal to approve the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan will pass if it is approved by a majority of votes cast on the proposal.  A “majority of votes cast” means that the number of shares voted “for” the proposal exceeds the number of votes cast “against” the proposal.  Abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect, other than for purposes of establishing a quorum.  You may vote “For” the proposal, “Against” the proposal, or “Abstain” from voting on the proposal.

Proposal 4—Approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan.  The proposal to approve the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan will pass if it is approved by a majority of votes cast on the proposal.  A “majority of votes cast” means that the number of shares voted “for” the proposal exceeds the number of votes cast “against” the proposal.  Abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect, other than for purposes of establishing a quorum.  You may vote “For” the proposal, “Against” the proposal, or “Abstain” from voting on the proposal.

Proposal 5—Approval of the Comverse, Inc. Rights Agreement.  The proposal to approve the Comverse, Inc. Rights Agreement will pass if it is approved by a majority of votes cast on the proposal.  A “majority of votes cast” means that the number of shares voted “for” the proposal exceeds the number of votes cast “against” the proposal.  Abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect, other than for purposes of establishing a quorum.  You may vote “For” the proposal, “Against” the proposal, or “Abstain” from voting on the proposal.

How can I vote my shares?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the meeting. If you are a stockholder of record, you may vote in any of the following ways:

•
You may vote in person.  You may vote in person at the 2015 Annual Meeting.  Comverse will give you a ballot when you arrive.  If you hold your shares in street name rather than as the stockholder of record (for example, the shares are held for you by a broker, bank or other nominee), in order to attend the meeting you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the record date (April 28, 2015). If you hold your shares in street name and you would like to vote your shares in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee.

•
You may vote by mail. You may complete, date and sign the proxy card and promptly mail it in the postage-prepaid envelope that you received. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you return. If you return the proxy card but do not give any instructions on a particular matter described in this Proxy Statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board.

•	You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by visiting www.proxyvote.com and entering the control number found in your Notice.

•
You may vote by telephone. If you are located in the United States or Canada and requested printed copies of the proxy materials by mail, you may vote your shares by following the instructions set forth on your proxy card. If you vote by telephone, you do not need to return your proxy card.

Proxy cards must be received by no later than 8:00 a.m., Eastern Time, on June 24, 2015. Telephone and Internet voting will be available until 11:59 p.m., Eastern Time, on June 23, 2015.

If your shares are held in the name of a broker, bank or other nominee, please follow the voting instructions on the forms you receive from your record holder. The availability of voting by Internet or telephone will depend upon their voting procedures.

If you have any questions or need assistance voting, please call D.F. King & Co., Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders, please call toll-free: (888) 605-1958. All others, please call collect: (212) 269-5550.

How can I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do so by signing and submitting a new proxy card with a later date, voting by telephone or using the Internet (your latest telephone or Internet proxy is counted), by attending the meeting and voting in person or by notifying the inspectors of election in writing of such revocation. Attending the meeting will not revoke your proxy unless you specifically request it.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Comverse or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and our Board.

PROPOSAL 1—ELECTION OF DIRECTORS

Board of Directors

As previously disclosed, Neil Montefiore, a current director, informed the Company that he will not stand for re-election at the 2015 Annual Meeting.  Effective on the date of the 2015 Annual Meeting, the size of the Board will be reduced to seven directors. Our Board has nominated seven directors for election at this Annual Meeting to hold office until the 2016 annual meeting and the election and qualification of their successors.  All of the nominees are currently directors and six of the nominees are independent according to our director independence standards, which meet, and in some cases exceed, the director independence standards of the Marketplace Rules of the NASDAQ Stock Market (or NASDAQ). Each nominee agreed to be named in this Proxy Statement and to serve on the Board if elected. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Director Criteria, Qualifications and Experience

The Board is responsible for recommending the nominees to stockholders for their election to serve as its members. The Board has delegated to the Corporate Governance & Nominating Committee the responsibility to identify and evaluate director candidates to be elected or re-elected by stockholders and to fill any vacancies on the Board. In addition, the Corporate Governance & Nominating Committee reviews periodically the composition of the Board as a whole, including whether the directors reflect an appropriate level of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities and whether the Board is of the appropriate size at that point in time. Our Bylaws and our Corporate Governance Guidelines & Principles set forth certain criteria for the nomination of directors. Our Corporate Governance Guidelines & Principles provide that it is the expectation of the Board that all members of the Board, other than the Chief Executive Officer, be independent. In addition, director candidates must exhibit high personal and professional ethics, integrity and values, experience relevant to the Board’s oversight of the business and a commitment to the long-term interests of the stockholders. They must be capable of objective and mature judgment grounded in an inquisitive perspective and practical wisdom. To fulfill these objectives, the Board has determined that it is important to nominate directors with the experiences, qualifications and skills that include, among others:

•
Leadership Experience. We believe that directors with experience in significant leadership positions over an extended period, especially chief executive officer positions, generally possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others. They also generally possess a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

•
Financial and Accounting Experience. We believe that an understanding of finance and financial reporting processes enables our directors to evaluate and understand the impact of business decisions on our financial statements and capital structure.

•	Industry Experience. We seek to have directors with experience as executives, directors or in other leadership positions in industries relevant to our business.

•
Operational Experience. We believe that directors who are current or former executives with direct operational responsibilities bring valuable practical insight to helping develop, implement and assess our operations, operating plan and business strategy.

•
Global Experience. Our future success depends, in part, on our success in maintaining and growing our businesses outside the United States. We believe that directors with significant global experience bring valuable insight in developing and assessing our international business strategy.

•
Investment and Transactional Experience. We have been in the process of evaluating strategic alternatives for our Company and how to maximize value for our stockholders. Consequently, we believe that directors with experience in public and private investments and transactions bring valuable insight in analyzing the options that are available to us.

•
Public Company Board and Corporate Governance Experience. Directors with experience as executives or directors of other publicly-traded companies generally are well prepared to fulfill the Board’s responsibilities of overseeing and providing insight and guidance to management, and help further our goals of greater transparency, accountability for management and the Board, and protection of stockholder interests.

The Board seeks to reflect diverse experience and candidates are selected with this balance in mind. We believe that the composition of our Board is balanced and that the diverse experiences, qualifications and skills of our directors enable us to adequately address our current challenges and execute our strategies.

The Corporate Governance & Nominating Committee considers candidates recommended for nomination by our stockholders using the same criteria as it applies to recommendations from existing directors and members of our management. Stockholders are invited to submit recommendations by writing to: Corporate Governance & Nominating Committee, Comverse, Inc., 200 Quannapowitt Parkway, Wakefield, MA 01880.

Nominees for Election—Background and Qualifications

Below is a summary of the qualifications and experience of each nominee, including biographical data for at least the last five years and an assessment of the experience, qualifications and skills of each such nominee.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the election to the
Board of each of the following nominees.

Susan D. Bowick. Ms. Bowick, age 66, has served as a member of our Board since October 2012.  Ms. Bowick served as a consultant to the joint venture of Nokia Corporation and Siemens A.G. during 2006. From 2004 to 2007, Ms. Bowick served as an independent consultant to SAP A.G., a provider of software solutions, and Nokia Corporation, a manufacturer of mobile devices. From 1977 to 2004, Ms. Bowick served at various executive positions with Hewlett-Packard Company, a provider of information technology, infrastructure, personal computing and global services and imaging and printing products and services, most recently as its Executive Vice President, Human Resources and Workforce Development. Ms. Bowick currently serves as a director and the Chair of the Compensation Committee of EarthLink, Inc., an Internet service provider. In addition, Ms. Bowick served as a member of the board of Comverse Technology, Inc. (or CTI) from December 2006 to February 2013 and Verint Systems Inc. from September 2011 to September 2012.  Ms. Bowick formerly served as a guest lecturer at Stanford Graduate School of Business and was a founding Board member of the Washington state M.E.S.A. program engaged in the identification and retention of high potential junior high school students. Ms. Bowick holds a B.S., Business Administration and Education from the University of Nebraska. Ms. Bowick’s qualifications to serve on the Board include her leadership, operational and global experience as a consultant and executive in the area of executive compensation and human resources at publicly-held companies. Ms. Bowick also has public company board and corporate governance experience attributable to her service as an independent director of a NASDAQ-listed company.

James Budge. Mr. Budge, age 48, has served as a member of our Board since October 2012.  Mr. Budge has served as the Chief Operating Officer and Chief Financial Officer of Genesys Telecommunications Laboratories, Inc., a producer of call center software, since May 2012. Previously, Mr. Budge served as the Chief Financial Officer of Rovi Corporation (NASDAQ:ROVI), a global provider of digital entertainment technology solutions, from September 2005 to May 2012 and as its Chief Financial Officer and Chief Operating Officer from February 2012 to May 2012. Mr. Budge served as Chief Financial Officer of Trados, Inc., an enterprise management software provider, from January 2004 until its merger with SDL International in August 2005. From August 2002 until joining Trados, Inc., Mr. Budge served as Chief Financial Officer of Sendmail, Inc., a secure email provider, and from April 1999 until its merger with IBM in January 2002, Mr. Budge served as Chief Financial Officer of CrossWorlds Software, Inc., a provider of business infrastructure software. Mr. Budge holds a B.S. in Accounting from Brigham Young University. Mr. Budge’s qualifications to serve on the Board include his significant operational and financial expertise.

Matthew A. Drapkin. Mr. Drapkin, age 42, is a Partner at Becker Drapkin Management, a value-oriented, alternative asset manager focused on activist investing in small cap, public companies.  Becker Drapkin Management has extensive public company board experience, having successfully created value for stockholders in numerous engagements on public company boards across a variety of industries.  Prior to joining Becker Drapkin, Mr. Drapkin had extensive investment experience including his work at MacAndrews & Forbes, a private investment firm, where Mr. Drapkin served as senior vice president of corporate development.  Prior to MacAndrews, Mr. Drapkin also served as general manager of two of Conde Nast publication’s Internet sites and was an investment banker at Goldman, Sachs and Co.  Mr. Drapkin currently serves as a member of the Board of Intevac Inc., a provider of equipment solutions to the hard disk drive industry and high-sensitivity imaging products and vision systems primarily for the defense market. Mr. Drapkin formerly served as a director of Ruby Tuesday, Inc., Alloy Inc., Hot Topic Inc. Glu Mobile, Inc. and Plato Learning, Inc. Mr. Drapkin holds a J.D. from Columbia University School of Law, an M.B.A. in Finance from Columbia University School of Business, and a B.A. in American History from Princeton University.  Mr. Drapkin’s qualifications to serve on the Board include his experience as a public company director and his financial and strategy experience.  See “Certain Relationships and Related Party Transactions—Agreement with Becker Drapkin” for additional information regarding an agreement we entered into with Mr. Drapkin and his affiliates in connection with Mr. Drapkin joining our Board.

Doron Inbar. Mr. Inbar, age 65, has served as a member of our Board since October 2012.  Mr. Inbar has been a Venture Partner at Carmel Ventures, an Israeli-based venture capital firm that invests primarily in early stage companies in the fields of Software, Communications, Semiconductors, Internet, Media, and Consumer Electronics, since 2006. Previously, Mr. Inbar served as the President of ECI Telecom Ltd., a global telecom networking infrastructure provider, from November 1999 to December 2005 and its Chief Executive Officer from February 2000 to December 2005. Mr. Inbar joined ECI Telecom Ltd. in 1983 and during his first eleven years with the company, served in various positions at its wholly-owned U.S. subsidiary, ECI Telecom, Inc., in the U.S., including Executive Vice President and General Manager. In July 1994, Mr. Inbar returned to Israel to become Vice President, Corporate Budget, Control and Subsidiaries of ECI Telecom Ltd. In June 1996, Mr. Inbar was appointed Senior Vice President and

Chief Financial Officer of ECI Telecom Ltd., and he became Executive Vice President of ECI Telecom Ltd. in January 1999. Mr. Inbar has served on the board of directors of Alvarion Ltd. (NASDAQ: ALVR), a company that designs and sells broadband wireless and Wi-Fi products, since September 2009 and is a member of its audit and compensation committees and serves as Chairman of its Nominating and Governance Committee. Mr. Inbar also serves on the board of directors, as well as the audit and nominating and governance committees, of SolarEdge Technologies Inc. (NASDAQ: SEDG), an innovative start up in the photovoltaic industry, as Chairman of the Board of Archimedes Global Ltd., a company which provides health insurance and health provision in East Europe, on the board of directors of Maccabi dent Ltd., the largest chain of dental service clinics in Israel, on the board of directors of Middle East Tube Company Ltd (Tzinorot), a manufacturer of pipelines and water transport systems, and on the board of directors of Degania Silicone Ltd., a designer and vendor of medical devices. Previously, Mr. Inbar served as Chairman of the Board of C-nario Ltd., a global provider of digital signage software solutions, Chairman of the Board of Followap Inc., which was sold to Neustar, Inc. in November 2006, and Chairman of the Board of Enure Networks Ltd. Mr. Inbar holds a B.A. in Economics and Business Administration from Bar-Ilan University, Israel. Mr. Inbar’s qualifications to serve on the Board include his extensive management and financial expertise, in addition to his experience serving as a director and the Chairman of the Board of several companies.

Henry R. Nothhaft (Chairman of the Board). Mr. Nothhaft, age 71, has served as the Chairman of our Board since October 2012.  Mr. Nothhaft served as president and chief executive officer of TESSERA Technologies, Inc. from August 2008 to May 2011 and served as a member of the board of directors of that company from June 2004 to May 2011, and as chairman of the board from January 2010 to May 2011. Mr. Nothhaft is also the author of “Great Again: Revitalizing America’s Entrepreneurial Leadership,” a business policy book published in 2010 by Harvard Business Review Press. Prior to joining TESSERA, Mr. Nothhaft served as chief executive officer and chairman of the board of Danger Inc., a software company for wireless service providers from October 2002 to April 2008 when it was sold to Microsoft Corporation. From May 2001 to October 2002, he served as president and chief executive officer of Endforce, an IP software company, where he remained non-executive chairman of the board from October 2002 to March 2005. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as president and chief executive officer in 1995, and became chairman of the board in 1998. Mr. Nothhaft led Concentric to a successful initial public offering, resulting in the listing of that company on the NASDAQ in August 1997. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as vice chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was president and chief executive officer of David Systems, a data networking equipment firm, until it was sold to Chipcom Corporation. From 1983 to 1989, he held various executive positions and served on the Board of Directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was vice president of marketing and sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. Mr. Nothhaft served as the chairman of the board of directors of SPTS Technologies (from November 2011 until SPTS Technologies’ sale to Orbotek in August 2014). Mr. Nothhaft previously served on the boards of directors of a number of public and private companies, including DSC Communications Corporation (formerly known as Digital Switch Corporation), Openwave Systems, Inc., Ocular Networks, Vantage Data Centers, VMX, Inc., XO Communications, Inc., and Unwired Planet. He received a M.B.A. in Information Systems Technology from George Washington University and a B.S. with distinction in Politics & Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps. Mr. Nothhaft has also completed the Stanford Law School’s executive education training on corporate governance and the AEA executive M.B.A. program at Stanford University.  Mr. Nothhaft’s qualifications to serve on the Board include his extensive leadership, operational, financial, global business and global strategy experience attributable to his service as Chief Executive Officer and Chairman of the Board of a significant number of companies. Mr. Nothhaft also has corporate governance experience attributable to his service as a director in publicly-traded companies.

Philippe Tartavull (Chief Executive Officer). Mr. Tartavull, age 57, has served as our President and Chief Executive Officer and as a member of our Board since May 2012. From December 2007 to August 2011, Mr. Tartavull served as President and Chief Executive Officer of Hypercom Corporation, a publicly-traded global leader in high security, end-to-end electronic payment products and services, and from February 2007 to November 2007 served as its President and Chief Operating Officer. Hypercom was acquired by Verifone Systems, Inc. in August 2011. From 1998 to 2007, Mr. Tartavull served as President of Oberthur Card Systems of America Corp., following a year as that company’s chief operating officer. Oberthur is one of the world’s leading providers of card-based solutions including SIM (Subscriber Identity Module) and multi-application smart cards as well as related software, applications and services. From 1988 to 1998, Mr. Tartavull served as President and Chief Executive Officer of Thales/Syseca Inc., a provider of systems integration services and mission critical software for the transportation and utilities industries. His previous positions included several management positions at Syseca/Thales, Compagnie Internationale Des Services Informatiques, Baker International and European Management Oil & Gas Investment. Mr. Tartavull formerly served as a director of Hypercom Corporation and MRV Communications, Inc. within the last five years. Mr. Tartavull earned an MBA from the Institut d’Administration des Enterprises, Sorbonne University, an MS in Engineering from Ecole Nationale Superieure des Petroles et de Moteurs, and a BS in Engineering from the Centre d’Etudes Superieures des Techniques Industrielles, all in Paris, France. He is also a graduate of the Executive Program at the UCLA Anderson School of Management. Mr. Tartavull’s qualifications to serve on the Board include his leadership, operational, financial, global business and global strategy experience attributable to his service as Chief Executive Officer. Mr. Tartavull also has corporate governance experience attributable to his service as a director in publicly-traded companies.

Mark C. Terrell. Mr. Terrell, age 69, has served as a member of our Board since October 2012. Mr. Terrell served as the Partner in Charge and Executive Director of KPMG’s Audit Committee Institute (or ACI) from 2000 to 2004, in which capacity he established the ACI mission and strategy. Mr. Terrell was a KPMG audit engagement partner from 1979 to 2000 and acted, from 1985 to 2000, as the Office Managing Partner of three KPMG offices – El Paso, Texas; Albuquerque, New Mexico; and St. Petersburg, Florida. During Mr. Terrell’s thirty-five year career in public accounting he served on a number of not-for-profit boards in each of the communities in which he practiced, and he has spoken extensively on both audit committee and broader corporate governance issues. Mr. Terrell served as a member of the CTI Board from July 2006 to February 2013.  From December 2006 to March 2008, Mr. Terrell served as non-executive Chairman of the Board for CTI. Mr. Terrell also served as a director of Verint Systems Inc. from April 2012 to February 2013. Since his retirement from KPMG in 2004, Mr. Terrell has participated extensively as a faculty member of the National Association of Corporate Directors. Mr. Terrell received his Bachelor of Business Administration degree from the University of Texas at El Paso in 1967. Mr. Terrell’s qualifications to serve on the Board include his financial and accounting experience attributable to his service as a senior partner at a prominent accounting firm. In addition, Mr. Terrell has public company and corporate governance experience as a director for not-for-profit corporations and through his involvement in corporate governance activities.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

On April 18, 2014, our Audit Committee formally dismissed Deloitte & Touche LLP (or Deloitte) as Comverse’s independent registered public accounting firm effective as of that date.

Deloitte’s reports on Comverse’s financial statements for the fiscal years ended January 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 31, 2014 and 2013 and through April 18, 2014, there was no “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

During the fiscal years ended January 31, 2014 and 2013 and through April 18, 2014, there was no “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed, during the audit of Comverse’s financial statements for the fiscal year ended January 31, 2013, Deloitte advised Comverse that there was a material weakness in internal control over financial reporting in the area of income taxes, as a result of not having adequate personnel with sufficient technical expertise to properly account for and disclose income taxes in accordance with U.S. generally accepted accounting principles and ineffective policies and procedures for Comverse’s income tax provision.  This material weakness was subsequently remediated as of January 31, 2014.

On April 18, 2014, our Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as Comverse’s independent registered public accounting firm subject to clearance of PwC’s internal acceptance process. On April 23, 2014, PwC confirmed that the acceptance process was complete and Comverse formally engaged PwC as its independent registered public accounting firm.

The Audit Committee’s decision was influenced by PwC’s quality and experience as an independent registered public accounting firm and the ability of PwC to timely meet Comverse’s audit needs.

During the fiscal years ended January 31, 2014 and 2013, and through April 18, 2014, Comverse consulted with PwC on the following matters:

(i) Whether the spin of Comverse from CTI should be accounted for as a spin or a reverse spin.  The transaction was accounted for as a spin;

(ii) Carve-out related accounting (including tax accounting) and financial reporting matters arising during Comverse’s preparation of the carve-out financials of Comverse;

(iii) Accounting for a new facility lease including the evaluation of the criteria for capital or operating lease treatment. The lease was accounted for as an operating lease; and

(iv) Preparation of a valuation supporting Comverse’s goodwill impairment analysis.

Comverse discussed all of the above matters with Deloitte who agreed with Comverse’s accounting treatment.

Other than described above, neither Comverse nor anyone acting on its behalf consulted with PwC on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to Comverse’s consolidated financial statements, and neither a written report nor oral advice was provided to Comverse by PwC that PwC concluded was an important factor considered by Comverse in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement.”

We provided Deloitte with a copy of the above disclosures and requested Deloitte to provide us with a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Deloitte’s letter dated April 24, 2014 was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on April 24, 2014.

We are asking our stockholders to ratify the appointment by our Audit Committee of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

Representatives of PricewaterhouseCoopers LLP, our principal independent registered public accounting firm for the fiscal year ended January 31, 2015 and for the fiscal year ending January 31, 2016, are expected to be present at the 2015 Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions. If this proposal is not approved at the 2015 Annual Meeting, our Audit Committee may reconsider this appointment.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

AUDIT COMMITTEE REPORT

The information contained under this “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended (or the Securities Act), or under the Securities Exchange Act of 1934, as amended (or the Exchange Act), except to the extent that we specifically incorporate this information by reference into any such filing.

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended January 31, 2015:

The Audit Committee has reviewed and discussed our audited financial statements with management.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, Comverse’s independent registered public accounting firm for the fiscal year ended January 31, 2015, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015 for filing with the Securities and Exchange Commission.

May 28, 2015

Submitted by,
AUDIT COMMITTEE:
Mark C. Terrell (Chairman)
James Budge
Doron Inbar Neil Montefiore

FEES FOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DURING FISCAL

YEARS ENDED JANUARY 31, 2015 AND 2014

Deloitte & Touche LLP was our independent registered public accounting firm for the fiscal year ended January 31, 2014. PricewaterhouseCoopers LLP was our independent registered public accounting firm for the fiscal year ended January 31, 2015.  Aggregate fees billed to our Company for the fiscal years ended January 31, 2015 by PricewaterhouseCoopers LLP and January 31, 2014 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as Deloitte ), which includes Deloitte Consulting, were as follows:

	2015	2014
	(In thousands)
Audit fees (1)	$3,446	$3,985

Audit-related fees	—	—

Tax fees (2)	208	434

All other fees (3)	2	—

Total fees	$3,656	$4,419

_______________________

(1)
Audit fees include fees for audit services primarily related to the audit of our annual financial statements, the review of quarterly financial statements, and services provided in connection with statutory and regulatory filings.

(2)	Tax fees include fees for services rendered for tax compliance, tax advice and tax planning.

(3)	All other fees include fees for services rendered related to a license fee.

Comverse’s Audit Committee has determined that the provision of services described in the foregoing table to Comverse and its subsidiaries was compatible with maintaining the independence of Deloitte and PwC.  All of the services described in the foregoing table with respect to Comverse and its subsidiaries were approved by Comverse’s Audit Committee in conformity with its pre-approval policy (as described below).

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Non-Audit Services

Consistent with applicable securities laws regarding auditor independence and pursuant to our Audit Committee’s charter, the Audit Committee has the direct and sole responsibility for the appointment, evaluation, compensation, direction and termination of any independent registered public accounting firm engaged for the purpose of performing any services to Comverse and its wholly-owned subsidiaries.  For this purpose, our Audit Committee adopted a policy to pre-approve all audit, audit-related, tax and permissible non-audit services to be provided by the independent registered public accounting firm.  Following the spin-off of Comverse from CTI, which was completed on October 31, 2012 (referred to as the Share Distribution), all services provided by Deloitte and PwC have been pre-approved by our Audit Committee, in accordance with our pre-approval policy.

Pursuant to our pre-approval policy, our Audit Committee is responsible for pre-approving all audit, audit-related, tax and non-audit services to be provided by an independent registered public accounting firm, including any proposed modification or change in scope or extent of any such services previously approved by the Audit Committee. In furtherance thereof, annually, prior to the commencement of any services, the Audit Committee reviews the services expected to be rendered in the coming year, the specific engagement terms, the related fees and the conditions of the engagement of the independent registered public accounting firm. Any services to be provided must be approved by the Audit Committee in advance. Quarterly, the Audit Committee receives status reports detailing services provided and expected to be provided by the independent registered public accounting firm. At such time, or more expeditiously if the need arises during the fiscal year, the Audit Committee reviews and, if appropriate, approves any services that have not been previously pre-approved and any proposed additions or modifications to any previously approved services or lines of service to be provided, together with any changes in fees. With respect to all permissible tax or internal control-related services, the Audit Committee shall specifically consider the impact of the provision of such services on the auditor’s independence.

To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee may delegate pre-approval authority to its chairperson and/or other members of such committee as the chairperson may from time to time designate provided that any such interim pre-approvals must be reviewed by the full Audit Committee at its next meeting and, in accordance with the Audit Committee charter, such delegation is not otherwise inconsistent with law or applicable rules of the SEC and NASDAQ. The Audit Committee cannot delegate its pre-approval authority to members of management.

PROPOSAL 3— APPROVAL OF THE ADOPTION OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN

On May 14, 2015, our Board of Directors adopted the Comverse, Inc. 2015 Employee Stock Purchase Plan (the “Purchase Plan”). Our Board of Directors believes that the Purchase Plan advances the interests of the Company and its stockholders by providing employees with an opportunity through payroll deductions to purchase shares of common stock and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve of shares to permit the Company to offer employees a stock purchase opportunity, our Board of Directors has adopted the Purchase Plan, subject to and effective upon the date of stockholder approval.

Summary of the Purchase Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, which is attached as Appendix A to this Proxy Statement.

General. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) but also permits us to include our non-United States employees in offerings not intended to qualify under Section 423. Each participant in the Purchase Plan is granted at the beginning of each offering under the Purchase Plan (an “Offering”) the right to purchase (a “Purchase Right”) through accumulated post-tax payroll deductions up to a number of shares of the common stock of the Company determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

Shares Subject to the Purchase Plan. The Purchase Plan authorizes the sale of an aggregate of up to 840,000 shares of the Company’s common stock (subject to adjustment for certain changes in the capital structure of the Company). If any Purchase Right expires, terminates or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Purchase Plan, appropriate and proportionate adjustments to the number of shares subject to the Purchase Plan will be made if any change is made to the outstanding common stock by reason of merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in the capital structure of the Company not involving the receipt of consideration by the Company.

Administration. The Purchase Plan is administered by the Compensation Committee or other committee or subcommittee, if any, duly appointed by our Board to administer the Purchase Plan (the “Committee”).  If, at any time, there is no committee of the Board then authorized to administer the Purchase Plan, “Committee” shall refer to the entire Board.  Subject to the provisions of the Purchase Plan, the Committee determines the terms and conditions of Purchase Rights granted under the Purchase Plan. The Committee will interpret the Purchase Plan and the Purchase Rights granted, and all determinations of the Committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right.

Eligibility. Generally, any employee of the Company or any present or future parent or subsidiary corporation of the Company designated by the Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan, so long as the employee is customarily employed for more than 20 hours per week and more than five months in any year.  If any local laws applicable to any of our non-United States employees require that participation in the Purchase Plan be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the Purchase Plan not intended to qualify under Section 423 of the Code, and such separate Offerings will be treated part of a “Non-423 Plan” component of the Purchase Plan.  Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the Purchase Plan.  In any event, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is eligible to participate in the Purchase Plan. As of April 15, 2015, approximately 1,785 employees, including five executive officers, would be eligible to participate in the Purchase Plan were it then in effect.

Offerings. Generally, each Offering under the Purchase Plan will be for a period of 12 months (an “Offering Period”). The Board may establish a different initial Offering Period and may also establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period.

Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who deliver a properly completed subscription agreement and, with the exception of non-United States employees for whom local law will not permit such deductions, who authorize payroll deduction contributions under the Purchase Plan prior to the first day of the Offering Period (the “Offering Date”). Payroll deductions may not exceed 15% (or such other rate as the Committee determines) of an employee’s compensation on any payday during the Offering Period. The Committee will specify alternative means for funding share purchases under the Purchase Plan by non-United States employees in jurisdictions where local law will not permit payroll deductions. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations and unless different terms are specified by the Committee, each participant in an Offering is granted a Purchase Right for a number of whole shares determined by dividing the product of $2,083.33 and the number of months in the Offering Period by the fair market value of a share of our common stock on the Offering Date, provided that no participant’s Purchase Right may exceed 200 shares multiplied by the number of months in the Offering Period.  In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the Purchase Plan or any other employee stock purchase plan of the Company or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time.  Further, the Purchase Plan provides that the maximum number of shares of common stock that may be purchased by all participants may not exceed 200,000 shares on any purchase date during an Offering Period, unless the Committee establishes a different limit prior to the Offering Date.  Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, the Company issues to each participant in the Offering the number of shares of the Company’s common stock determined by dividing the amount of payroll deductions (or other funds that may have been contributed by certain non-United States participants) accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Committee but may not be less than 85% of the fair market value per share of common stock on the Offering Date or the purchase date, whichever is less. The fair market value of the common stock on any relevant date generally will be the closing price per share. On April 28, 2015, the closing price per share of common stock was $24.50. Any amounts credited to a participant’s plan account not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the Purchase Plan during such Offering Period.

Change in Control of the Company. The Purchase Plan provides that a “Change in Control” occurs upon (a) a person, entity or affiliate group becoming the beneficial owner of more than 50% of the Company’s voting stock; (b) a merger or consolidation in one transaction in which the stockholders of the Company immediately before the transaction do not retain after such transaction beneficial ownership of more than 50% of the voting securities of the entity surviving such transaction in substantially similar proportions as they held prior to such transaction; (c) stockholder approval and consummation of (or if stockholder approval is not required, the consummation of) the sale of all or substantially all of the assets of the Company to any other person in one transaction; (d) during any 24-month period, individuals who as of the beginning of such period constituted the entire board (together with any new directors other than those elected in connection with an actual or threatened proxy contest or solicitation) whose election by such Board or nomination for election by the stockholders was approved by a vote of a majority of the directors, cease for any reason to constitute a majority of the Board; or (e) stockholder approval of the liquidation or dissolution of the Company.  If a Change in Control occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the Purchase Plan participants’ accumulated payroll deductions will be applied to purchase shares of the common stock in the current Offerings on a date before the Change in Control specified by the Committee.

Termination or Amendment. The Purchase Plan will continue until terminated by the Committee. The Committee may at any time amend, suspend or terminate the Purchase Plan, except that the approval of the Company’s stockholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the Purchase Plan or changes the definition of the corporations whose employees may participate in the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the Offering Date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for the Company.

New Plan Benefits and Additional Information

Because benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the Purchase Plan is approved by the stockholders. Non-employee Directors are not eligible to participate in the Purchase Plan.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the adoption of the Comverse, Inc. 2015 Employee Stock Purchase Plan.

PROPOSAL 4— APPROVAL OF THE COMVERSE, INC. AMENDED AND RESTATED 2012 STOCK INCENTIVE COMPENSATION PLAN

Overview

At the 2015 Annual Meeting, stockholders will be presented with a proposal to approve an amendment and restatement of the Comverse, Inc. 2012 Stock Incentive Compensation Plan (prior to such amendment and restatement, the Plan, and, after such amendment and restatement, the A&R Plan) to:

●	increase the number of shares of common stock reserved for issuance thereunder to 5 million, less awards granted after April 15, 2015, and counted at the fungible ratio described below;

●
add a “fungible” share reserve meaning that effective for awards granted on and after April 15, 2015, each share subject to a full value award (such as restricted stock grant or restricted stock unit) will reduce the share reserve by 2.15 shares and each share subject to an award that is not a full value award (such as an option or stock appreciation right) will reduce the share reserve by one share; the same ratio will apply when shares are forfeited or otherwise returned to the plan;

●
eliminate liberal share recycling with respect to options and stock appreciation rights, so that shares used to pay the exercise price or that are withheld for taxes upon exercise are not returned to the share reserve for future awards;

●
revise the minimum vesting provision so that except with respect to five percent (5%) of the share reserve, options and stock appreciation rights will not vest earlier than one year after grant, except that the Committee may accelerate vesting upon death, disability, or a change of control.

●	add an annual limit on awards granted to each director of $300,000 of grant date fair value;

●	extend the term of the plan until 10 years from the effective date of the A&R Plan (June 24, 2025);

●	clarify that dividends or dividend equivalents may not be paid on options or stock appreciation rights;

●	clarify that awards are nontransferable except for limited estate planning purposes;

●
revise the change of control definition so that a series of transactions over a 24-month period will not result in a change of control; rather, the consummation of a single consolidation, merger, or asset sale transaction must trigger the change of control;

●	provide that the annual performance award limits will be doubled in the year of hire;

●
provide for stock option and stock appreciation right grants to allow for extension of the right to exercise if the exercise would not be permitted under law or Company trading policy, and/or automatic exercise immediately before the expiration of the term; and

●	make certain other ministerial or clarifying changes.

On May 14, 2015, the Board unanimously approved the A&R Plan, subject to approval by the Company's stockholders at the 2015 Annual Meeting, to replenish the share reserve under the Plan in order to attract and retain key employees and to ensure commonality of interests between management and stockholders during the multi-year business transformation. In order for the A&R Plan to take effect, it must be approved by the Company's stockholders. If the A&R Plan is not approved by the Company's stockholders, the existing version of the Plan will continue to operate according to its terms.

The following table sets forth certain information about the Plan as of April 15, 2015:

Number of shares relating to outstanding stock options	1,051,828
Number of shares outstanding relating to full value awards	484,193
Maximum option term(1)	10 Years
Minimum exercise price (relative to the market value on date of grant)(2)	100%
Weighted average remaining term of outstanding options	8.05 Years
Weighted average exercise price of outstanding options	$27.65
Number of shares remaining available for new grants	1,198,224

(1)The maximum option term indicated applies to options other than those that are both (i) intended to meet the requirements of an incentive stock option under Section 422 of the Code and (ii) granted to a greater than 10% stockholder, for which the maximum option term is five years.

(2)The minimum exercise price of options that are both (i) intended to meet the requirements of an incentive stock option under Section 422 of the Code and (ii) granted to a greater than 10% stockholder shall be at least 110% of the market value of a share on the date of grant.

On April 28, 2015, the closing price of a share of the Company's common stock was $24.50.

If the potential share request is approved, the Company's total potential dilution would increase from 11.1% as of April 15, 2015 to 23.0%.  Importantly, this level of potential dilution would only occur if the Company granted only stock options from the equity plan and the Company’s recent history has been to grant a mix of stock options and full value awards for senior executives and full-value awards only for all other recipients.  If all future grants were made in full value awards, potential dilution from the share request would be 15.0%.

The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Plan, its only equity incentive plan, divided by weighted average common shares outstanding during the  year.  Over the past three fiscal years (the first of which was not a complete fiscal year following the spin-off from CTI), the Company's annual burn rate has averaged 2.25%.  Over the past two fiscal years, the Company’s annual burn rate has averaged 3.2%. The Board believes that this burn rate has been within the range granted by our peer companies and is reasonable from a competitive standpoint.

When considering the number of additional shares to add to the A&R Plan, the Board also reviewed, among other things, projected future share usage and projected future forfeitures.  As of April 15, 2015, the approximate number of eligible participants in the Plan included five officers, seven non-employee directors, 1,780 employees, and no consultants.  The projected future usage of shares for long-term incentive awards under the A&R Plan was reviewed under scenarios based on a variety of assumptions.  The Board is committed to effectively managing the number of shares reserved for issuance under the A&R Plan while minimizing stockholder dilution.

Key Features

Key features of the A&R Plan of particular interest to our stockholders, in addition to the changes described above, reflect best practices:

●	Stock options and stock appreciation rights may not be repriced without the approval of stockholders.

●	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

●	The A&R Plan establishes a list of measures of business and financial performance from which the Committee may construct predetermined performance goals that must be met for an award to vest.

●	The A&R Plan has a fixed term of ten years.

Section 162(m) of the Code

The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to provide for an equity incentive plan under which compensation awards can be made to the Company's executive officers that are intended to qualify for deductibility by the Company for federal income tax purposes. Accordingly, the A&R Plan has been structured in a manner such that awards granted under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code.  However, there can be no guarantee that amounts payable under the A&R Plan will be treated as qualified "performance-based compensation" under Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company's chief executive officer or any of the Company's three other most highly compensated executive officers (other than the Company's chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company's stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the A&R Plan, each of these aspects is discussed below, and approval of the A&R Plan itself will constitute approval of each of these aspects of the A&R Plan for purposes of the approval requirements of Section 162(m).

Plan Summary

The following summary of the material terms of the A&R Plan is qualified in its entirety by reference to the full text of the A&R Plan, which is set forth in Appendix B to this Proxy Statement.

Purpose

The A&R Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate such officers, non-employee directors, key employees, and consultants to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the A&R Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance awards (referred to collectively as the awards) based on shares of Comverse common stock (referred to as the shares).

Administration

The A&R Plan is administered by the Compensation Committee or other committee or subcommittee, if any, duly appointed by our Board to administer the A&R Plan (the “Committee”).  If, at any time, there is no committee of the Board then authorized to administer the A&R Plan, “Committee” shall refer to the entire Board.  The administrator is empowered to determine the form, amount and other terms and conditions of awards and select the individuals to whom awards will be granted, subject to Board Approval (as defined below) if required by applicable law. In addition, the administrator is empowered to clarify, construe or resolve any ambiguity in any provision of the A&R Plan or any award agreement and adopt such rules and guidelines for administering the A&R Plan as it deems necessary or proper. All actions, interpretations and determinations by the administrator are final and binding. For purposes of the A&R Plan, “Board Approval” means approval by the affirmative vote of a majority of the members of the Comverse board present at any meeting of the Comverse board at which a quorum is present, but must include the affirmative vote of a majority (and not less than two) “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

Shares Available

The A&R Plan makes available 5 million shares, less awards granted after April 15, 2015 and counted at the fungible ratio, as described below, subject to adjustments for capitalization changes or certain transactions.  The maximum aggregate number of shares that may be issued under the A&R Plan pursuant to the exercise of incentive stock options under Section 422 of the Code is 3 million shares.

Each share subject to an award other than a full value award will be counted against the A&R Plan’s share reserve as one (1) share, and each share subject to a full value award granted pursuant to the A&R Plan will be counted against the share reserve as 2.15 shares.

If an outstanding award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s purchase price, the shares allocable to the terminated portion of such award or such forfeited or repurchased shares will again be available for issuance under the A&R Plan.

Shares will not be deemed to have been issued pursuant to the A&R Plan with respect to any portion of an award that is settled in cash.  With respect to awards: (1) upon payment in shares pursuant to the exercise of a stock appreciation right, the number of shares available for issuance under the A&R Plan will be reduced by the gross number of shares for which the stock appreciation right is exercised; (2) if the exercise price of an option is paid by tender to the Company, or attestation to the ownership, of shares owned by the participant, or by means of a net exercise, the number of shares available for issuance under the A&R Plan will be reduced by the gross number of shares for which the option is exercised; (3) shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of options or stock appreciation rights will not again be available for issuance under the A&R Plan; (4) shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of full value awards will again become available for issuance under the A&R Plan; and (5) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options will not be added to the shares authorized for grant under the A&R Plan.

Any shares that again become available for awards under the A&R Plan will be added as one (1) share for every one (1) share subject to options or stock appreciation rights, and as 2.15 shares for every one (1) share subject to full value awards.

Any shares available for issuance pursuant to a stockholder-approved plan sponsored by a company acquired by Comverse or with which Comverse combines may (following appropriate adjustments to reflect the combination) be used for awards under the A&R Plan, subject to the requirements of applicable law. Subject to the terms of the A&R Plan, if the administrator authorizes the assumption under the A&R Plan of awards granted under another plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization, such assumption will not reduce the shares available for issuance under the A&R Plan.

Eligibility for Participation

Comverse’s employees, non-employee directors and consultants as well as employees and consultants of its subsidiaries and affiliates are eligible to receive awards. The selection of awardees is within the sole discretion of the administrator.

Award Agreement

Awards granted under the A&R Plan will be evidenced by award agreements that provide additional terms and conditions associated with the awards, as determined by the administrator in its discretion. In the event of any conflict between the provisions of the A&R Plan and any such award agreement, the provisions of the A&R Plan will control.

Types of Awards

The A&R Plan provides for the issuance of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance awards. The administrator will determine the terms and conditions of each award, including the number of shares subject to each award, the vesting terms, and the purchase price. Awards may be made in assumption of or in substitution for outstanding awards previously granted by Comverse or its affiliates, or a company acquired by Comverse or with which Comverse combines.

Options

An option granted under the A&R Plan permits the holder to purchase from Comverse a stated number of shares at an exercise price established by the administrator. Subject to the terms of the A&R Plan, the terms and conditions of any option will be determined by the administrator.

Options will be designated as either nonqualified stock options or incentive stock options. An option granted as an incentive stock option will, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. The exercise price of an option may not be less than the fair market value of a share on the date of grant. The term of each option will be determined prior to the date of grant, but may not exceed ten years (or, in the case of an incentive stock option granted to a 10% stockholder, five years). The maximum number of shares with respect to which any options may be granted to any awardee in any fiscal year will be 300,000 shares (but double this amount for any new hire, in the year of hire).

Stock Appreciation Rights

A stock appreciation right granted under the A&R Plan entitles the holder to receive, upon its exercise, the excess of the fair market value of a specified number of shares on the date of exercise over the grant price of the stock appreciation right. Payment may be in the form of cash, shares, other property or any combination thereof, as determined by the administrator. Subject to the terms of the A&R Plan, the terms and conditions of any stock appreciation right will be determined by the administrator. Stock appreciation rights may also be granted in tandem with any option at the time of the option grant. The term of each stock appreciation right will not exceed ten years. The maximum number of shares with respect to which any stock appreciation rights may be granted to any awardee in any fiscal year will be 300,000 shares (but double this amount for any new hire, in the year of hire).

Restricted Stock

An award of restricted stock granted under the A&R Plan is a grant of a specified number of shares, which are subject to forfeiture upon the occurrence of specified events. Each award agreement evidencing a restricted stock grant will specify the period of restriction, the conditions under which the restricted stock may be forfeited to Comverse and such other provisions as the administrator may determine, subject to the terms of the A&R Plan.

Other Stock–Based Awards

The administrator may grant awards of shares and awards that are valued, in whole or in part, by reference to Comverse common stock, including without limitation, restricted stock units, deferred stock units and other phantom awards. Subject to the terms of the A&R Plan, such awards will be in such form and subject to such terms and conditions as the administrator may determine, including, the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

Performance Awards, including Performance-Based Compensation

The administrator may grant performance awards, including cash bonus awards, the grant, vesting, lapse of restrictions, payment or settlement of which is conditioned on the achievement of performance objectives over a specified performance period.  To the extent permitted by Section 162(m) of the Code, awards may be designed so that the amounts or shares payable thereunder are treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Performance measures will be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they will be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the administrator prior to the grant of the performance award.  The vesting, crediting and/or payment of performance-based compensation will be based on the achievement of objective performance goals based on one or more of the following performance measures: (a) sales or revenue; (b) earnings per share; (c) measurable achievement in quality, operation and compliance initiatives; (d) objectively determinable measure of non-financial operating and management performance objectives; (e) net earnings (either before or after interest, taxes, depreciation and amortization); (f) economic value-added; (g) net income (either before or after taxes); (h) operating income and segment performance; (i) cash flow (including, but not limited to, operating cash flow and free cash flow); (j) cash flow return on capital; (k) return on net assets; (l) return on stockholders’ equity; (m) return on assets; (n) return on capital; (o) stockholder returns, dividends and/or other distributions; (p) return on sales; (q) gross or net profit margin; (r) productivity; (s) expenses; (t) margins; (u) operating efficiency; (v) customer satisfaction; (w) measurable achievement in quality and compliance initiatives; (x) working capital; (y) debt; (z) debt reduction; (aa) price per share of stock; (bb) market share; (cc) completion of acquisitions; (dd) business expansion; (ee) product diversification; and (ff) new or expanded market penetration.  The foregoing criteria will have any reasonable definitions that the Committee may specify, which may exclude the impact of an event or occurrence that the administrator determines should appropriately be excluded, including: (pp) extraordinary, unusual, infrequently occurring, or non-recurring items; (qq) effects of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (rr) effects of currency fluctuations; (ss) effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (tt) expenses for restructuring, productivity initiatives or new business initiatives; (uu) impairment of tangible or intangible assets; (vv) litigation or claim judgments or settlements; (ww) non-operating items; (xx) acquisition expenses; (yy) discontinued operations; and (zz) effects of assets sales, divestitures, spin-offs, mergers, acquisitions, and financing transactions, including selling accounts receivable.

Any performance measure may be (i) used to measure the performance of the Company and/or any of its subsidiaries or affiliates as a whole, any business unit or divisional level thereof or any combination thereof against any goal including past performance or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the administrator, in its sole discretion, deems appropriate.

In no event may any awardee receive more than 150,000 shares of performance-based compensation awards that are denominated in shares (other than options and stock appreciation rights) during any fiscal year, and, if such awards are denominated in cash rather than shares, the maximum amount of performance-based compensation awards granted to any awardee in any fiscal year will be $10 million (double these amounts for any new hire, in the year of hire).

Transferability

Awards may not be transferred except in the event of death, or, if permitted by the administrator, in connection with estate planning.

Stockholder Rights

Except as otherwise provided in the applicable award agreement or with respect to awards of restricted stock, award holders will have no rights as a stockholder with respect to shares covered by any award until the holder becomes the record holder of such shares. Holders of restricted stock will have the right to vote and receive dividends with respect to the restricted stock, unless otherwise provided in the applicable award agreement.

However, no dividends or dividend equivalents may be paid to an award holder with respect to restricted stock or other stock–based awards that vest based on the achievement of performance goals until the awards which relate to such stock vest.  No dividends or dividend equivalents will be paid with respect to options or stock appreciation rights.

Adjustment of Awards

In the event of a corporate event or transaction involving Comverse or one of its subsidiaries or affiliates, in order to prevent dilution or enlargement of awardees’ rights under the A&R Plan, the administrator may, in its sole discretion, make certain adjustments to the A&R Plan and outstanding awards, including substitution or adjustment of the number and kind of shares that may be issued under the A&R Plan or under awards, the exercise price or purchase price applicable to awards, and other value determinations applicable to the A&R Plan or awards.

Unless otherwise provided in the applicable award agreement, upon a change of control, any outstanding awards which are assumed or substituted will immediately vest, become exercisable and all restrictions lapse, as applicable, if within 24 months following a change of control, an award holder’s service is terminated by Comverse without “cause” or by the holder for “good reason” (to the extent the holder has entered into a written employment, consulting or similar agreement with Comverse containing a definition of “good reason”) or as a result of the holder’s death or disability.

In the event Comverse experiences a change of control, the administrator may make adjustments to the terms and conditions of outstanding awards, including, acceleration of vesting of awards, substitution of awards with substantially similar awards and cancellation of awards for fair value. In addition, unless otherwise provided in the applicable award agreement, upon a change of control, any outstanding awards which are not assumed or substituted for will vest in full, become exercisable and all restrictions lapse, as applicable, immediately prior to the change of control.

Amendment and Termination

The administrator may amend or terminate the A&R Plan or any award agreement at any time. However, no amendment or termination is permitted without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, such amendment or termination increases the number of shares available under the A&R Plan or such amendment or termination results in a material increase in benefits permitted under the A&R Plan. No amendment or termination is permitted without the consent of the awardees if such amendment or termination would materially diminish the awardees’ rights under the A&R Plan or any award. In addition, without stockholder approval and except as provided in the A&R Plan with respect to certain equitable adjustments, the administrator may not take any action with respect to any stock option or stock appreciation right that results in a reduction of the option price or grant price per share or in the cancellation of any such award in exchange for cash, or for other awards (except in the case of a change of control of the Company), with an option price or grant price per share that is less than the original option price or grant price per share, or take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed. No awards may be granted more than ten years after the date the A&R Plan was approved by stockholders.

Compliance with Law

Comverse has no obligation to issue shares under the A&R Plan prior to (i) obtaining any approvals from governmental agencies that Comverse determines necessary or advisable or (ii) satisfying the requirements of any applicable laws, rules and regulations that Comverse determines to be necessary or advisable.

U.S. Federal Income Tax Consequences

The following is a general description of the United States federal income tax consequences applicable to grants under the A&R Plan. Federal tax treatment may change should the Code be amended. State, local and foreign tax treatment, which is not discussed below, may vary from such federal income tax treatment. The following is not to be considered as tax advice to any award holder, and any such persons are advised to consult their own tax counsel. Neither the administrator nor Comverse is in a position to assure any particular tax result.

Nonqualified Stock Options and Stock Appreciation Rights

A holder does not recognize taxable income upon the grant of a nonqualified stock option or stock appreciation right. Upon exercise, the option holder recognizes ordinary income equal to the amount the fair market value of the shares underlying the option on the date of exercise exceeds the exercise or grant price. Upon subsequent sale of the acquired shares, any additional gain or loss is capital gain or loss.

Incentive Stock Options

An incentive option holder does not recognize ordinary taxable income when an incentive stock option is granted or exercised. However, the excess of the fair market value of the underlying shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the option holder exercises the option and holds the acquired shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price is taxed as long-term capital gain or loss. If the option holder sells the acquired shares before the end of the two-year and one-year holding periods, he or she generally recognizes ordinary income at the time of sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain is capital gain.

Restricted Stock

In general, a restricted stock holder does not recognize taxable income upon the grant of restricted stock. Instead, the restricted stock holder recognizes ordinary income at the time of vesting equal to the fair market value of the shares (or cash) received minus any purchase price paid for the award. Any subsequent gain or loss is capital gain or loss. However, a restricted stock holder may instead elect to be taxed at the time of grant. If the restricted stock holder makes such an election, upon subsequent sale of the shares, any additional gain or loss is capital gain or loss.

Other Stock–Based Awards

The tax consequences associated with other stock–based awards will vary depending on the specific terms of such awards. Among the relevant factors are whether or not the other stock–based award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received under the award and the tax basis for the award. A restricted stock unit holder generally recognizes ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares (or cash) received by the holder minus any purchase price paid for the award.

Section 409A of the Code

Section 409A of the Code, which was enacted in 2004, treats certain awards as “nonqualified deferred compensation.” If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on the participant. Neither the administrator nor Comverse is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Tax Effect for Comverse

Comverse generally receives a deduction for any ordinary income recognized by a participant with respect to an award. However, special rules limit the deductibility of compensation paid to certain award holders, including pursuant to Section 162(m) and Section 280G of the Code.

New Plan Benefits

Because grants of awards under the A&R Plan are subject to the discretion of the Committee and the approval of the Comverse Board, the benefits that will be received by executive officers, directors and other employees if the A&R Plan is approved by stockholders are not currently determinable. Information about awards granted in fiscal year 2014 under the existing Plan to the Company's named executive officers can be found in this proxy statement under the heading “Executive Compensation—Executive Compensation Tables—Grants of Plan-Based Awards Table.”

Existing Plan Benefits

Pursuant to SEC rules, the following table sets forth information with respect to the number of shares underlying grants of stock options under the existing Plan that have been granted through April 28, 2015.  These share numbers do not take into account the effect of options that have been cancelled or that expired unexercised.

Name and Position	Total Number of Shares Underlying Options
Philippe Tartavull President, Chief Executive Officer and Director	307,718	(2)
Jacky Wu(1) Senior Vice President and Chief Financial Officer	0
Thomas B. Sabol(1) Former Senior Vice President and Chief Financial Officer	87,041	(3)
Nassrin Tavakoli Senior Vice President, Chief Technology Officer and R&D	34,562	(4)
Narasimha “Gani” Nayak Former Senior Vice President, Systems and Solutions	27,116	(5)
All current executive officers as a group	456,437
All current non-employee directors as a group	95,198
Each nominee for election as director(6)	0
Each associate of any such directors, executive officers, or nominees	0
Each other person who received 5% of such awards	0
All employees as a group (excluding executive officers)	1,283,559

(1)
Mr. Wu was appointed as our Senior Vice President and Chief Financial Officer effective April 30, 2015.  Mr. Sabol ceased to serve as our Senior Vice President and Chief Financial Officer on April 30, 2015 and his employment will terminate on July 1, 2015.

(2)	Includes 307,718 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(3)	Includes 87,041 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(4)	Includes 34,562 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(5)
Includes 27,116 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.  Narasimha (Gani) Nayak served as our former Senior Vice President, Systems and Solutions until his separation from the Company on December 8, 2014.

(6)	There are no nominees for election as director who are not also current non-employee directors or a current executive officer.

Equity Compensation Plan Information

The following table sets forth certain information about securities authorized for issuance under our equity compensation plans as of January 31, 2015.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,641,512	(1)	$27.65	(2)	1,191,525	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	1,641,512	(1)	$27.65	(2)	1,191,525	(3)

(1)
Consists of outstanding (i) options to purchase 1,056,329 shares of common stock and (ii) RSU awards (including director stock units, or DSUs) covering an aggregate of 585,183 shares of common stock. Shares in settlement of vested RSU awards are deliverable on the vesting date.  Certain non-employee directors have elected to defer settlement of vested DSU awards until the termination of their service as directors.

(2)	Reflects the weighted average exercise price of options only. As RSU awards have no exercise price, they are excluded from the weighted average exercise price calculation set forth in column (b).

(3)
Under the Plan, a total of 2.5 million shares were reserved for issuance for awards issued after October 31, 2012, the completion date of the Share Distribution. As of January 31, 2015, there were 1,191,525 shares available for future grant. In addition, a total of 5.0 million shares were reserved for issuance under awards issued as part of the Share Distribution in replacement of CTI awards outstanding prior to the completion of the Share Distribution. Such reserved shares could only be issued pursuant to replacement awards and may not be issued pursuant to any awards issued after the completion of the Share Distribution. RSU and option replacement awards covering an aggregate of 1,293,310 shares of common stock were issued in connection with the Share Distribution.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan.

PROPOSAL 5— APPROVAL OF THE COMVERSE, INC. RIGHTS AGREEMENT

Overview

At the 2015 Annual Meeting, stockholders will be presented with a proposal to approve the Comverse, Inc. Rights Agreement (or the Rights Plan) with American Stock Transfer & Trust Company LLC, as rights agent.  The Rights Plan, which is attached to the proxy statement as Appendix C, is designed to protect our U.S. federal net operating loss carryforwards and certain other tax benefits (collectively, the NOLs) from limitations pursuant to Section 382 under the Code.

Background

Our Board of Directors adopted the Rights Plan in an effort to protect stockholder value by attempting to diminish the risk that our ability to use our NOLs to reduce potential future federal income tax obligations may become substantially limited. We have experienced and continue to experience substantial operating losses, including realized losses for tax purposes from sales of inventory previously written down for financial statement purposes, which would produce NOLs.  As of January 31, 2015, we had net operating loss carryforwards of approximately $451 million. Under the Code and regulations promulgated by the U.S. Treasury Department, we may “carry forward” these NOLs in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Code (or Section 382), our ability to use the NOLs, including NOLs later arising from sales of inventory previously written down, will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

Under Section 382, a testing date generally occurs if there is an ownership shift, such as a purchase or sale, which affects the ownership of any 5% stockholder, or an equity structure shift, such as the issuance of stock in a tax deferred reorganization under Section 368. The stock ownership percentage of each 5% stockholder, calculated as of the end of the day on the testing date, is compared to the lowest percentage of stock owned by such 5% stockholder at any time during the testing period, which is the shorter of the 3-year period ending on the testing date or the period since the latest ownership change.  An “ownership change” occurs when the aggregate increases in ownership by such 5% stockholders exceeds 50%.

The definition of a “5% stockholder” under Section 382 is complex.  A 5% stockholder is generally any person holding 5% or more of the Company’s stock at any time during the testing period.  Individuals and entities that own less than 5% are generally grouped together and treated as a single 5% stockholder.  Separate public groups, however, may be created through different transactions, for example, a public offering or debt conversion, a redemption of stock, an equity structure shift, or a transfer of stock by a 5% stockholder.  The rules governing the identification of a 5% stockholder include certain requirements to combine groups of related or unrelated investors into a single entity, for example, if the investors have a formal or informal understanding to make a coordinated acquisition of stock.  The Company may in certain circumstances be able to rely on certain filings with the Securities and Exchange Commission (Schedules 13D and 13G) and other information to determine economic ownership, for example, based on who holds the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, stock.  Based on our continued monitoring of public filings over time and other information within our knowledge, we do not believe that an ownership change has occurred to date that would impair the availability of our NOLs.

The Rights Plan is intended to prevent an ownership change by deterring any person or group from acquiring 4.9% or more of our outstanding common stock (an Acquiring Person) without the approval of our Board of Directors. Stockholders who owned 4.9% or more of our outstanding common stock as of the close of business on May 11, 2015 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of common stock or (ii) fall under 4.9% ownership of common stock and then re-acquire 4.9% or more of the common stock of the Company. The Rights Plan does not exempt any future acquisitions of common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

Although stockholder approval of the Rights Plan is not required by applicable law or our organizational documents, our Board of Directors determined, as a matter of good corporate governance, to submit the Rights Plan for stockholder approval at the 2015 Annual Meeting.  Failure to obtain stockholder approval will result in expiration of the Rights Plan on April 29, 2016.

It is important to note that the Rights Plan may deter, but ultimately cannot block, acquisitions of our common stock that might result in an ownership change.  The limitations of these measures are described in more detail below.  Our Board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Rights Plan,” and the full terms of the Rights Plan.

Summary of the Rights Plan

The following is a summary of the Rights Plan.  It is qualified in its entirety by the full text of the Rights Plan (which includes the Form of Certificate of Designation of the Series A Junior Participating Preferred Stock as Exhibit A, Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C) attached as Appendix C and incorporated herein.

The Rights. Effective April 29, 2015, our Board of Directors authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of May 11, 2015. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) for a purchase price of $100.00 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% or more of our common stock.

We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, our common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

After the Distribution Date, each holder of a right, other than rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of common stock, as the case may be, having a market value of two times the Purchase Price.

Exceptions to Definition of Acquiring Person.  The definition of Acquiring Person does not include, among others: (i) Comverse or any of its subsidiaries, (ii) any employee benefit or stock ownership plan of Comverse or any of its subsidiaries and persons holding shares of common stock for or pursuant to such plans, (iii) stockholders who owned 4.9% or more of our outstanding common stock as of the close of business on May 11, 2015 (unless they increase their ownership), and (iv) persons whose ownership of 4.9% or more of our common stock would not, as determined by our Board in its sole discretion, would not be inconsistent with the purpose of the Plan.

Exchange. After the Distribution Date, the Board of Directors may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

Expiration. The rights and the Rights Plan will expire on the earliest of (i) April 29, 2018, (ii) the time at which the rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward and (vi) April 29, 2016 if stockholder approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the rights in whole, but not in part, at a price of $0.01 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board of Directors may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board of Directors may amend or supplement the Rights Plan without the consent of the holders of the rights. After the Distribution Date, our Board of Directors may amend or supplement the rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

Certain Considerations Related to the Rights Plan

After careful consideration, our Board of Directors believes that the Rights Plan is in the best interest of the Company and its stockholders to protect our NOLs from limitations pursuant to Section 382. However, we cannot eliminate the possibility that an ownership change will occur even if the Rights Plan is approved.  Please consider the items discussed below in voting on this Proposal.

Continued Risk of Ownership Change.  The Rights Plan may not be effective in deterring all acquisitions that could result in an ownership change.  For example, persons could decide to purchase our shares and become a “5% stockholder” notwithstanding the Rights Plan, either because the purchaser is unaware of the Rights Plan or makes a conscious decision to discount the potential consequences under the Rights Plan of obtaining such status. In addition, the Rights Plan does not preclude dispositions by current 5% stockholders, which would also have the effect of increasing our cumulative change in ownership.

Potential Effects on Liquidity. The Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. The Rights Plan may reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire, potentially impacting a stockholder's ability to dispose of our common stock.

Potential Impact on Market Value. Because the Rights Plan may restrict a stockholder's ability to acquire common stock, the market value of the common stock may be affected.  The Rights Plan could discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the NOLs. Our Board did not adopt the Rights Plan to discourage stockholders from accumulating common stock; the purpose of the Rights Plan is to reduce the risk that we may be unable to fully utilize our NOLs. We have retained the ability under the Rights Plan for our Board to redeem the Rights or cause the Rights Plan to expire if our Board determines that the Rights are no longer in the best interests of Comverse or its stockholders.

Potential Anti-Takeover Effect. The Rights Plan is designed to preserve the long-term value of our NOLs and is not intended to prevent a takeover of Comverse. However, it could be deemed to have an “anti-takeover” effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Rights Plan may be to render more difficult, or discourage, a merger, tender offer, or assumption of control by a substantial holder of our securities. The Rights Plan, however, should not interfere with any merger or other business combination approved by our board of directors.

Potential IRS Challenge to the NOLs. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. The complexity of the Section 382 provisions and the limitations on the timely knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities contribute to significant uncertainty in determining whether an ownership change has occurred. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an ownership change and attempt to reduce or eliminate our utilization of NOLs, even if the Rights Plan is in place.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the Comverse, Inc. Rights Agreement.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Principles

The Board is committed to good corporate governance, which helps us compete more effectively, sustain our business and build long-term stockholder value. The Board has adopted the Corporate Governance Guidelines & Principles to provide a framework within which the Board, assisted by its committees, directs our affairs. The full text of the Corporate Governance Guidelines & Principles, the charters of each of the Audit, Compensation and Leadership and Corporate Governance & Nominating Committees and the Code of Conduct (which is titled I ACT @ Comverse) can be found on our website at www.comverse.com/about_comverse/investors.

Governance is a continuing focus of our Company. In this section, we describe our key governance policies and practices.

Board Leadership Structure

The Board believes there is no single best organizational model that would be most effective in all circumstances and that it is in the best interests of our Company and our stockholders for the Board to retain discretion and authority to modify the Board’s leadership structure to best address our circumstances from time to time. The Corporate Governance & Nominating Committee has the responsibility to review the Board’s leadership structure in light of our specific characteristics and recommend any changes to the Board for approval. As set forth in our Corporate Governance Guidelines & Principles, as most recently adopted by the Board on December 4, 2013, the Board believes that independent leadership of the Board is critical and that, other than in exceptional circumstances, the Chairman of the Board should be an independent director.  The Board appointed Henry R. Nothhaft, an independent director, Chairman of the Board on October 30, 2012.

The Board believes that strong, independent Board leadership is a critical aspect of effective corporate governance. Our Corporate Governance Guidelines & Principles provide that when the Board determines that the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person or the Chairman of the Board is a non-independent director, the Board will appoint an Independent Lead Director, who shall have certain responsibilities, including the following:

•	convene and preside at meetings of the Board at which the Chairman is not present, including executive sessions of the independent and non-management directors;

•	serve as liaison between the Chief Executive Officer and the independent and non-management directors and provide the Chief Executive Officer with feedback from executive sessions;

•	approve, in consultation with the Chairman/Chief Executive Officer, information flow to the Board;

•	approve, in consultation with the Chairman/Chief Executive Officer, Board meeting agendas and schedules;

•	recommend retention of outside advisors and consultants;

•	consult with the Corporate Governance & Nominating Committee on the appointment of chairs and members for Board committees; and

•	be available for consultation and communication with stockholders in appropriate circumstances, as instructed by the Board.

Currently, our Board leadership structure consists of the Chairman (who is an independent director) and committee chairs. Because the position of the Chairman of the Board and Chief Executive Officer are not held by the same person, we do not have an Independent Lead Director at this time.

Executive Sessions and Self-Evaluation

The independent directors meet without members of management present in “executive session” at every regularly scheduled meeting of the Board (unless they affirmatively determine that such a session is not necessary) and as otherwise determined by such directors, with the Chairman of the Board. In addition, the Board undertakes self-evaluations of the performances of the Board, its committees and, as appropriate, periodic evaluations of individual directors.

Majority and Plurality Voting for Directors

Our Bylaws provide for the election of directors by a “majority of votes cast” in uncontested elections and plurality voting in any election that is contested. An election is considered “contested” if, as determined by the Board, the number of nominees exceeds the number of directors to be elected. A “majority of votes” cast means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Abstentions, if any, are not counted as votes cast and therefore have no effect, other than for purposes of establishing a quorum. Our Corporate Governance Guidelines & Principles provide that a nominee who does not receive a majority of the votes cast shall immediately tender his or her resignation, and the Board shall decide, through a process managed by the Corporate Governance & Nominating Committee and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled Board meeting and in any event within 90 days after the certification of the election results. Absent a compelling reason for the director to remain on the Board, it is expected that the Board will accept the resignation. The Board’s explanation of its decision shall be promptly disclosed in a Current Report on Form 8-K filed with the SEC.

As the election of directors at the 2015 Annual Meeting is not contested, the election of directors will be by a majority of votes cast.

The Board’s Role in Risk Oversight

The Board has overall responsibility for overseeing risk assessment, protection and mitigation processes. The Board and the committees to which it has delegated responsibility meet regularly to review and discuss specific risks facing us. Throughout the year, the Board and its committees meet regularly to review and discuss with management our financial performance, strategic plans and prospects and other important issues facing us. The Board has delegated responsibility for the oversight of specific risks to certain committees of the Board. The Board is kept abreast of the activities of its committees through reports of the committee chairperson to the full Board at regularly scheduled meetings of the Board. Specifically, the Audit Committee has the responsibility to review and discuss with management and our independent registered public accounting firm any major financial risk exposures and assess the steps and processes management has implemented to monitor and control such exposures. The Corporate Governance & Nominating Committee has the responsibility to review the Board’s leadership structure and its impact on the Board’s role in risk oversight. The Compensation and Leadership Committee oversees risks related to our compensation policies and practices, with respect to executive compensation and compensation generally, including any incentives established for risk taking, the manner in which any risks arising out of our compensation policies and practices are monitored and mitigated and any adjustments necessary to address changes in our risk profile. For a more detailed discussion, see “Executive Compensation—Compensation and Risk.”

We believe that our leadership structure supports the risk oversight function.

Director Attendance

During fiscal 2014, the Board of Directors held 10 meetings. Each of the incumbent directors attended at least 75% of the combined total meetings of the full Board and the committees on which he or she served in fiscal 2014.  We have a policy in place requiring that all directors attend annual meetings of stockholders, absent unusual circumstances. Each of our directors attended our annual stockholders’ meeting in 2014.

Director Independence

Our Board currently has six independent directors out of seven, with all members of the Board other than our Chief Executive Officer qualifying as independent directors.  The following members of the Board qualify as independent under our independence standards: Ms. Bowick and Messrs. Budge, Drapkin, Inbar,  Nothhaft and Terrell.  Neil Montefiore also served as an independent member of Board from September 2013 until his resignation effective as of the 2015 Annual Meeting.  Mr. Tartavull does not qualify as an independent director due to his employment as our President and Chief Executive Officer.  In the course of the Board’s determinations regarding independence, it considered the arrangements discussed below under “Transactions with Related Parties.”

Our Board has adopted standards for determining whether our directors are independent. Under our Corporate Governance Guidelines & Principles, for a director to be considered independent, he or she cannot be an officer or employee of our Company and the Board must affirmatively determine that the director lacks a “material relationship” with us (either directly or as a partner, controlling stockholder or executive officer of an organization that has a material relationship with us) and with members of our senior management team. A “material relationship” is defined as a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition to the above analysis, the definition used by the Board to determine director independence (subject to the guidance provided by NASDAQ Marketplace Rules) includes certain transactions, relationships and arrangements specified in Section V(C) of the Corporate Governance Guidelines & Principles. Stockholders can access the Corporate Governance Guidelines & Principles on our website at www.comverse.com/about_comverse/investors.

Furthermore, all members of the Audit Committee and the Corporate Governance & Nominating Committee must be independent in accordance with the Board’s definition of the term “independence” and with the applicable rules of the SEC and NASDAQ.  All members of the Compensation and Leadership Committee must be independent in accordance with the applicable rules of the SEC and NASDAQ.  The Board has determined that all members of the Audit Committee, the Corporate Governance & Nominating Committee and the Compensation and Leadership Committee are independent and satisfy the relevant Company, SEC and/or NASDAQ independence requirements for membership in such committees.

In addition to the independence standards set forth above, each director is expected to act with integrity and to adhere to the policies set forth in the Code of Conduct. Under the Corporate Governance Guidelines & Principles, any waiver of the requirements of the Code of Conduct for any director or executive officer must be approved by the Board and promptly disclosed on our website.

Under the Corporate Governance Guidelines & Principles, directors have a personal obligation to disclose actual or potential conflicts of interest to the Corporate Governance & Nominating Committee and (a) where the roles of Chairman and Chief Executive Officer are combined or the Chairman is a non-independent director, the Independent Lead Director, or (b) where the Chairman of the Board is independent, the Chairman, prior to any Board decision related to the matter and, if in consultation with legal counsel it is determined a conflict exists or the perception of a conflict is likely to be significant, to recuse themselves from any discussion or vote related to the matter.

Code of Conduct

The Board has adopted I ACT @ Comverse (our Values Statement and Code of Conduct) to promote commitment to honesty, ethical behavior and lawful conduct. I ACT @ Comverse applies to our principal executive officer, principal financial officer, principal accounting officer, controller, and any persons performing similar functions, as well as all of our directors, officers and employees. I ACT @ Comverse provides the foundation for compliance with all corporate policies and procedures and best business practices.

I ACT @ Comverse can be found on our website, www.comverse.com/about_comverse/investors.  A copy of I ACT @ Comverse is available in print free of charge to any stockholder who requests a copy by sending an email to compliance@comverse.com or by writing to:

Comverse, Inc.
200 Quannapowitt Parkway
Wakefield, MA 01880
Attention: Legal Department-Corporate Secretary

We intend to disclose on our website (www.comverse.com/about_comverse/investors) any amendment to, or waiver from, a provision of I ACT @ Comverse as required by applicable law or NASDAQ rules.

Ethics Adviceline

We have established an ethics adviceline, managed by a third party, that gives employees and other stakeholders a way to confidentially and anonymously report any actual or perceived unethical behavior or violations or suspected violations of the Code of Conduct. Information about the ethics adviceline can be found on our website (www.comverse.com/about_comverse/investors).

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Corporate Governance Guidelines & Principles, the Code of Conduct (which is titled I ACT @ Comverse) and the charters of our Audit Committee, Compensation and Leadership Committee and Corporate Governance & Nominating Committee are:

•	available on our corporate website at www.comverse.com/about_comverse/investors; and
•	available in print to any stockholder who requests them from our Corporate Secretary.

Committees of the Board of Directors

The Board has established various committees to assist in discharging its duties, including an Audit Committee, a Compensation and Leadership Committee and a Corporate Governance & Nominating Committee. Each of these committees operates pursuant to a charter that was approved by the Board of Directors, copies of which are available on our website (www.comverse.com/about_comverse/investors). The purposes and responsibilities of each committee are summarized below, together with their current membership and number of meetings.

Audit Committee

Comverse has a separately-designated standing Audit Committee within the meaning of Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board in fulfilling its oversight responsibilities regarding:

•
the conduct and integrity of Comverse’s accounting and financial reporting processes, audits of Comverse’s financial statements and reports made to any governmental or regulatory body, stockholders, the public or other users thereof;

•	Comverse’s compliance with legal and regulatory requirements;

•	the qualifications, engagement, compensation, independence and performance of Comverse’s independent auditors, their conduct of the annual audit, and their engagement for any other services;

•	the performance of the internal audit function of Comverse and its subsidiaries and their systems of internal accounting and financial and disclosure controls and procedures;

•	related-person transactions (as defined in the Exchange Act);

•	Comverse’s code of business conduct and ethics as established by the Board;

•	the Audit Committee report required to be included in Comverse’s annual proxy statement; and

•
review and discussion with management and Comverse’s independent registered public accounting firm of any major financial risk exposures and assessment of the steps and processes management has implemented to monitor and control such exposures.

The Board reviewed the background, experience and independence of the Audit Committee members. Based on this review, the Board determined that all members of the Audit Committee are “independent,” within the meaning of the applicable rules of the SEC and the NASDAQ Marketplace Rules and as further defined in our Corporate Governance Guidelines & Principles. In addition, the Board determined that each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements and that each of Messrs. Budge, Inbar, and Terrell qualifies as an audit committee financial expert as defined under the rules of the SEC.  Neil Montefiore also served as a member of the Audit Committee and was qualified as an audit committee financial expert from September 2013 until his resignation effective as of the 2015 Annual Meeting.

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, evaluating, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee may delegate its pre-approval authority to its chairperson, or to any other member of the Audit Committee designated by the chairperson. These interim pre-approvals and any necessary corresponding change made to the authorized list of services and budget previously approved by the Audit Committee are required to be reported to and reviewed by the full Audit Committee for its ratification. The pre-approval authority may not be delegated to members of management.

Compensation and Leadership Committee

Purposes and Responsibilities

The purposes and responsibilities of the Compensation and Leadership Committee include, among other things:

•	determining and recommending for Board approval the compensation of Comverse’s Chief Executive Officer and other executive officers;

•	reviewing, approving or otherwise recommending to the Board for approval, management incentive compensation policies and programs;

•	reviewing, approving or otherwise recommending to the Board for approval, equity compensation programs for employees;

•	reviewing and recommending to the Board the submission to stockholders on executive compensation matters;

•	reviewing from a risk management perspective our compensation policies and practices for executives, management and employees generally; and

•	preparing the Compensation Committee Report required to be included in Comverse’s annual proxy statement.

Compensation Processes and Procedures

The Compensation and Leadership Committee oversees and administers our executive compensation program. The Compensation and Leadership Committee typically meets near the beginning of each fiscal year to:

•	review base salaries to determine whether any adjustments are necessary or appropriate;

•	determine the payments, if any, under the annual cash incentive award plan for the prior fiscal year;

•	approve the target and maximum annual cash incentive award opportunities;

•	review and, if appropriate, recommend for approval by our Board, including a majority of the independent directors, equity incentive awards; and

•
establish the corporate and individual performance objectives and related target levels for the current fiscal year and the respective target levels for each quantifiable performance objective for that fiscal year.

In making these compensation-related decisions, the Compensation and Leadership Committee reviews the total compensation for our senior executives to ensure consistency with our compensation philosophy and considers developments in compensation market practices. In addition, the Compensation and Leadership Committee is provided with certain compensation recommendations formulated by management and compensation data provided by its executive compensation consultant. Although the Compensation and Leadership Committee receives these recommendations and data, this information provides only a reference point for its deliberations. Ultimately, the Compensation and Leadership Committee applies its own business judgment and experience to determine the form and amount of compensation for our senior executives.

The Compensation and Leadership Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. Since the Share Distribution, the Compensation and Leadership Committee has engaged Frederic W. Cook & Co. (referred to as Cook), a national executive compensation consulting firm, to support its oversight and management of our executive compensation program. Cook provides the Compensation and Leadership Committee and our Board with guidance regarding the amount and types of compensation that we provide to our executives and how these compare to other compensation practices, and advice regarding other compensation-related matters.

Representatives of Cook attend meetings of the Compensation and Leadership Committee as requested and also communicate with committee members outside of meetings. Cook reports to the Compensation and Leadership Committee and works with management only under the direction of the Chair of the Compensation and Leadership Committee on projects in which the committee retains responsibility under its charter. The Compensation and Leadership Committee may replace Cook or hire additional advisors at any time. During fiscal 2014, Cook did not provide any other services to us and received no compensation other than with respect to the services described above.

The Compensation and Leadership Committee is authorized under its charter to delegate its responsibilities to subcommittees comprised of one or more directors from the committee under certain circumstances. In accordance with our Equity Awards Policy, all equity award grants must be approved by the majority of the non-employee directors of our Board upon the recommendation of the Compensation and Leadership Committee.

Compensation Committee Interlocks and Insider Participation

During our 2014 fiscal year, each of Messrs. Budge and Terrell and Ms. Bowick served as members of the Compensation and Leadership Committee.  None of the members of the committee was, during or prior to fiscal 2014, an officer of Comverse or any of its subsidiaries or had any relationship with us other than serving as a director and as a de minimis stockholder. In addition, none of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that would require disclosure under Item 407(e)(4) of Regulation S-K.

Corporate Governance & Nominating Committee

The purposes and responsibilities of the Corporate Governance & Nominating Committee include, among other things:

•
identifying individuals qualified to serve as directors and recommending to the Board the nominees for all directorships and reviewing the process and criteria used to review and evaluate director candidates;

•	developing and recommending to the Board, and overseeing the implementation of, Comverse’s Corporate Governance Guidelines & Principles;

•	reviewing, on a regular basis, Comverse’s overall corporate governance, including the Board’s leadership structure, and recommending improvements, when necessary; and

•	undertaking such other matters as it, with the concurrence of the Board of Directors, deems necessary.

The Board and Committees

Director	Board	Audit Committee	Corporate Governance & Nominating Committee	Compensation and Leadership Committee
Susan D. Bowick	✓		✓	✓ (CHAIR)
James Budge	✓	✓		✓
Matthew A. Drapkin(1)	✓			✓
Doron Inbar	✓	✓	✓
Neil Montefiore(2)	✓	✓	✓
Henry R. Nothhaft	✓(CHAIR)		✓(CHAIR)
Philippe Tartavull	✓
Mark C. Terrell	✓	✓ (CHAIR)		✓
Fiscal 2014 Meetings	10	7	5	4

_________________________

(1)	Mr. Drapkin was appointed to the Board and its Compensation and Leadership Committee on March 12, 2014.

(2)
Mr. Montefiore served as a member of the Board and its Audit Committee and Corporate Governance & Nominating Committee from September 2013 until his resignation effective as of the 2015 Annual Meeting.

COMPENSATION OF DIRECTORS

Fee Arrangements for Directors

During the fiscal year ended January 31, 2015, the compensation of each non-employee director consisted of:

•	A cash retainer of $65,000 per annum, with no meeting fees;

•	an additional cash retainer of $12,500 per annum for each non-chair member of the Audit Committee;

•	an additional cash retainer of $10,000 per annum for each non-chair member of the Compensation and Leadership Committee;

•	an additional cash retainer of $5,000 per annum for each non-chair member of the Corporate Governance & Nominating Committee;

•	an additional cash retainer of $75,000 per annum for service as non-executive Chairman of the Board;

•	an additional cash retainer of $25,000 per annum for service as chair of the Audit Committee;

•	an additional cash retainer of $20,000 per annum for service as chair of the Compensation and Leadership Committee;

•	an additional cash retainer of $10,000 per annum for service as chair of the Corporate Governance & Nominating Committee; and

•	a director stock unit (or DSU) award with an annual value of $135,000.

For fiscal 2014, Mr. Drapkin’s cash retainers were prorated to reflect his service from his appointment in March 2014.

Fiscal 2014 Director Equity Grants

 On June 25, 2014, each of our non-employee directors as of such date received a DSU award covering 5,216 shares of Comverse’s common stock (representing an annual value of $135,000, using the closing price per share of Comverse’s common stock on June 25, 2014), which will vest on June 25, 2015.

The DSUs awarded to each non-employee director on June 25, 2014 will vest upon the earliest to occur of the following: (a) June 25, 2015; (b) the director’s death; (c) termination of the director’s service due to disability; or (d) a change in control.

In fiscal 2015 we plan to make annual equity grants for the prospective year of service to all non-employee directors immediately following their election to the Board at the 2015 Annual Meeting.

Fiscal 2014 Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board during fiscal 2014.  Mr. Tartavull, our President and Chief Executive Officer, receives no compensation for his service as a director. The compensation received by Mr. Tartavull as our President and Chief Executive Officer is presented in “Employment Agreements and Arrangements with Named Executive Officers.”

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)(3)	Total ($)
Susan D. Bowick	90,000	134,990	$224,990
James Budge	87,500	134,990	$222,490
Matthew A. Drapkin(4)	60,282	134,990	$195,272
Doron Inbar	82,500	134,990	$217,490
Neil Montefiore(5)	82,500	134,990	$217,490
Henry R. Nothhaft(6)	140,000	134,990	$274,990
Mark C. Terrell	100,000	134,990	$234,990

___________________________

(1)
The amounts reported in the Stock Awards column represent the grant date fair value of the stock-based awards made to the current non-employee directors during fiscal 2014 calculated in accordance with guidance from the Financial Accounting Standards Board (or FASB), related to share-based payment awards. The grant date fair value of these stock-based awards is calculated by multiplying the number of shares in each award by the fair market value of our common stock on the award’s date of grant. The amounts reported in this column reflect the compensation expense we expect to record in our financial statements over the vesting schedule of these stock-based awards, and do not correspond to the actual economic value that may be received by the non-employee directors from the awards.

(2)
For each then current non-employee director, the following table sets forth (a) the grant date of the DSU awards granted to such directors in fiscal 2014, (b) the grant date fair value, calculated in accordance with FASB ASC Topic 718 related to share-based payment awards, of the

DSU awards granted to such directors in fiscal 2014, and (c) the aggregate number of unvested DSUs held by such directors at fiscal year-end, January 31, 2015.  None of the non-employee directors held stock options at fiscal year-end, January 31, 2015. For equity awards granted to Mr. Tartavull during fiscal 2014 as our President and Chief Executive Officer and awards held by Mr. Tartavull at fiscal year-end, January 31, 2015, see “Executive Compensation—Grants of Plan-Based Awards Table” and “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End Table.”

Director Name	Grant Date	Grant Date Fair Value of Stock Awards Granted during Fiscal 2014	Number of Unvested Stock Awards Held at End of Fiscal 2014
Susan D. Bowick	6/25/2014	$134,990	5,216
James Budge	6/25/2014	$134,990	5,216
Matthew Drapkin	6/25/2014	$134,990	5,216
Doron Inbar	6/25/2014	$134,990	5,216
Neil Montefiore	6/25/2014	$134,990	5,216
Henry R. Nothhaft	6/25/2014	$134,990	5,216
Mark C. Terrell	6/25/2014	$134,990	5,216

(3)
The amounts reported in the Stock Awards column represent the grant date fair value of the stock based awards.  The DSUs awarded to each then current non-employee director, were equal to the quotient obtained by dividing $135,000 by the closing price per share of our common stock on the date of grant, pursuant to the Comverse, Inc. 2012 Stock Incentive Compensation Plan.

(4)	Mr. Drapkin was appointed to the Board on March 12, 2014.

(5)
Mr. Montefiore served on the Board until his resignation effective as of the 2015 Annual Meeting.  Prior to his resignation, Mr. Montefiore served as a member of the Audit Committee and Corporate Governance & Nominating Committee.

(6)
The chair of the Corporate Governance & Nominating Committee is entitled to additional cash compensation of $10,000 per year, unless he also serves as non-executive Chairman of the Board.  Since Mr. Nothhaft serves as both non-executive Chairman of the Board and chair of the Corporate Governance & Nominating Committee, he did not receive the additional retainer for services as chair of the Corporate Governance & Nominating Committee.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of Comverse as of the date hereof are listed below.

Name	Age	Position
Philippe Tartavull	57	President and Chief Executive Officer
Jacky Wu	32	Senior Vice President, Chief Financial Officer
Roy S. Luria	43	Senior Vice President, General Counsel and Corporate Secretary
Shawn C. Rathje	44	Vice President, Chief Accounting Officer and Corporate Controller
Nassrin Tavakoli	58	Senior Vice President, Chief Technology Officer and R&D

The following is a summary of the qualifications and experience of our executive officers other than Mr. Tartavull, whose qualifications and experience are set forth under “Proposal 1—Election of Directors.”

Jacky Wu. Mr. Wu has served as our Senior Vice President and Chief Financial Officer since April 30, 2015 and as our Senior Vice President of Financial Planning and Analysis from March 30 to April 30, 2014.  Prior to joining the Company, Mr. Wu was employed by American Tower Corporation., where he served as Vice President of Finance, Mergers and Acquisitions since January 2014. From May 2010 to December 2013 Mr. Wu served American Tower’s Vice President of Financial Planning and Analysis. Mr. Wu began his career at Verizon Communications in May 2002 where he held roles of increasing scope and responsibility. During his career with Verizon and its predecessor companies and affiliates, he served in numerous finance and business development roles, including as the Director and Chief Financial Officer of Verizon’s Digital Services Inc. from 2009 to 2010, where he was responsible for all financial activities for its FiOS and Digital Media services businesses. Mr. Wu holds a Bachelor of Science in Economics and MBA from Tulane University.

Roy S. Luria. Mr. Luria has served as our Senior Vice President, General Counsel and Corporate Secretary since October 2012. From January 2010 to October 2012, Mr. Luria served as Associate General Counsel, Corporate and Securities and Assistant Secretary of CTI. From October 2000 through January 2010, Mr. Luria was an associate with Weil, Gotshal & Manges LLP and from March 1996 to September 2000 was an associate with the Israeli law firm of Meitar Liquornik Geva & Leshem Brandwein (formerly Meitar, Liquornik, Geva & Co.). Mr. Luria holds a law degree from Tel Aviv University.

Shawn C. Rathje. Mr. Rathje has served as our Vice President, Chief Accounting Officer and Corporate Controller since July 2012. From September 2007 to August 2011, Mr. Rathje served as the Corporate Controller of Hypercom Corporation, a publicly-traded global leader in high security, end-to-end electronic payment products and services, and in February 2008 was appointed as Hypercom’s Chief Accounting Officer. At Hypercom Mr. Rathje was responsible for the design, development, implementation and oversight of financial policies and procedures. From 1996 until 2007, Mr. Rathje was an accountant in the audit practice of PricewaterhouseCoopers in Minneapolis, Chicago and Phoenix, finishing his tenure with the firm as a senior manager. Mr. Rathje is a Certified Public Accountant and holds a B.S. in accounting from the University of Northern Iowa.

Nassrin Tavakoli.  Ms. Tavakoli has served as our Senior Vice President, Chief Technology Officer and R&D since October 2012.  Prior to joining us, Ms. Tavakoli served for two years as Senior Vice President of Global Engineering at Hypercom Corporation.  Prior to that, she held a variety of technology leadership positions of increasing responsibility over a sixteen year period at Motorola, Inc., focused on advanced wireless infrastructure, handset and multimedia technologies, most recently as Senior Director of its Global Software Group. In several previous positions, she managed and developed systems involving technologies and domains including billing systems, distributed database systems, M-commerce, and voice and pattern recognition.  Ms. Tavakoli holds a Ph. D. and M.S. in Computer Science from Kansas State University, and a B.S. in Computer Science and Mathematics from Southeast Missouri State University.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information regarding beneficial ownership of our common stock as of April 28, 2015 (unless otherwise noted), by:
•	each person or entity who is known by Comverse to beneficially own more than 5% of Comverse’s outstanding shares of common stock;
•	each of Comverse’s current directors;
•	each of Comverse’s named executive officers for the fiscal year ended January 31, 2015; and
•	all of Comverse’s current directors and executive officers as a group.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

Name and Address (1)	Relationship	Amount and Nature of Beneficial Ownership (2)		Percent of Outstanding Shares (3)
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	Stockholder	3,067,503	(4)	13.5%

FMR LLC 245 Summer Street Boston, MA 02110	Stockholder	2,119,981	(5)	9.3%

Becker Drapkin Management, L.P. 500 Crescent Court, Suite 230 Dallas, Texas 75201	Stockholder	1,452,659	(6)	6.4%

BlackRock, Inc. 55 East 52nd Street New York, NY 10022	Stockholder	1,270,900	(7)	5.6%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Stockholder	1,255,902	(8)	5.6%

Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street 39th Floor Los Angeles, CA 90017	Stockholder	1,203,396	(9)	5.3%

Obsidian Management LLC 9 East 84th Street New York, NY 10028	Stockholder	1,131,544	(10)	5.0%

Susan D. Bowick	Director	13,932	(11)	*

James Budge	Director	10,818	(12)	*

Matthew A. Drapkin	Director	1,452,659	(13)	6.4%

Doron Inbar	Director	10,583	(14)	*

Neil Montefiore	Director	7,598	(15)	*

Henry R. Nothhaft	Chairman of the Board	41,977	(16)	*

Philippe Tartavull	Director, President and Chief Executive Officer	390,288	(17)	1.7%

Mark C. Terrell	Director	15,493	(18)	*

Thomas B. Sabol	Former Senior Vice President, Chief Financial Officer	119,482	(19)	*

Gani Nayak	Former Senior Vice President, Systems and Solutions	33,924	(20)	*

Nassrin Tavakoli	Senior Vice President, Chief Technology Officer and R&D	48,361	(21)	*

All current directors and executive officers as a group (12 persons) (22)		2,045,471	(23)	8.8%

*	Less than one percent.

________________

(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Comverse, Inc., 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.

(2)
The information contained in the table above reflects “beneficial ownership” of common stock within the meaning of Rule 13d-3 under the Exchange Act.  Beneficial ownership reflected in the table above includes shares (a) issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015 and (b) deliverable in settlement of time-based restricted stock unit (or RSU) and DSU awards that are scheduled to vest within 60 days of April 28, 2015.

(3)
Shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015 and shares of common stock deliverable in settlement of time-based RSU and DSU awards that are scheduled to vest within 60 days of April 28, 2015 are deemed outstanding for computing the ownership percentage of the person holding such stock options or time-based RSU and DSU awards, as applicable, but are not deemed outstanding for computing the ownership percentage of any other person.  The amounts and percentages are based on approximately 22,695,729 shares of common stock issued and outstanding as of April 28, 2015.

(4)
Reflects beneficial ownership as reported on a Schedule 13G/A filed with the SEC on February 12, 2015 by Wellington Management Group LLP (or the Wellington 13G). The Wellington 13G reports that Wellington Management Group LLP, formerly known as Wellington Management Company, LLP, has shared voting power and shared dispositive power with respect to 2,475,449 shares of common stock and 3,067,503 shares of common stock, respectively.

(5)
Reflects beneficial ownership as reported on a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC (or the FMR 13G).  The FMR 13G reports sole voting power with respect to 22,660 shares of common stock for FMR LLC and sole dispositive power with respect to 2,119,981 shares of common stock for each of FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson.  The FMR 13G reflects securities beneficially owned or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(6)
Reflects beneficial ownership as reported in a Schedule 13D/A filed with the SEC on March 12, 2014 on behalf of Becker Drapkin Management, L.P. (“BD Management”), Becker Drapkin Partners (QP), L.P. (“Becker Drapkin QP”), Becker Drapkin Partners, L.P. (“Becker Drapkin, L.P.”), BD Partners VII, L.P. (“BD Partners VII”), BD Partners VII SPV, L.P. (“BD Partners VII SPV” and, together with Becker Drapkin QP, Becker Drapkin, L.P., BD Partners VII, the “Becker Drapkin Funds”), BC Advisors, LLC (“BCA”), Steven R. Becker (“Becker”) and Matthew A. Drapkin (“Drapkin”) and in a Form 4 filed by Drapkin on June 12, 2014.  BD Management has sole voting and dispositive power with respect to 282,738 shares of common stock and, though it disclaims beneficial ownership, may be deemed to have shared voting and dispositive power with respect to 1,164,705 shares of common stock.  BCA, Becker and Drapkin have shared voting and dispositive power with respect to 1,447,443 shares of common stock, though they disclaim beneficial ownership over such shares.  In addition, Drapkin is the beneficial owner of 5,216 shares of common stock deliverable to him upon settlement of an award of DSUs scheduled to vest within 60 days of April 28, 2015 as reported in a Form 4 filed by Drapkin on June 27, 2014.   The Schedule 13D/A filed on March 12, 2014 and Form 4 filed on June 12, 2014 also report beneficial ownership of shares of common stock held by the Becker Drapkin Funds.  On March 12, 2014, we entered into an agreement with Becker, Drapkin, BD Management, BCA and the Becker Drapkin Funds which contains provisions regarding the voting of shares of our common stock at stockholder meetings held during period ending on the later of (i) immediately following the 2016 annual meeting of stockholders and (ii) 30 days after Drapkin ceases to be a member of our Board of Directors, or, if earlier, the date on which we materially breach certain provisions of the agreement, provided we have notified the parties to the agreement that Drapkin will be recommended for re-election to the Board of Directors at the 2016 annual meeting of stockholders.  For more information on this agreement, see “Certain Relationships and  Related Party Transactions.”

(7)
Reflects beneficial ownership as reported on a Schedule 13G/A filed with the SEC on February 2, 2015 by BlackRock, Inc. (or the BlackRock 13G).  The BlackRock 13G reports sole voting power with respect to 1,222,479 shares of common stock and sole dispositive power with respect to 1,270,900 shares of common stock by BlackRock, Inc. and also reports beneficial ownership by certain subsidiaries.

(8)
Reflects beneficial ownership as reported on a Schedule 13G/A filed with the SEC on February 11, 2015 by The Vanguard Group (or the Vanguard 13G).  The Vanguard 13G reports sole voting power with respect to 33,340 shares of common stock, sole dispositive power with respect to 1,225,662 shares of common stock and shared dispositive power with respect to 30,240 shares of common stock. The Vanguard 13G reports that Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., each a wholly-owned subsidiary of The Vanguard Group, Inc., are the beneficial owners of 30, 240 and 3,100 shares of common stock as a result of serving as investment managers of collective trust accounts and Australian investment offerings, respectively.

(9)
Reflects beneficial ownership as reported on Schedule 13G filed with the SEC on February 13, 2015 by Hotchkis and Wiley Capital Management, LLC (HWCM) (or the HWCM 13G).  The HWCM 13G reports sole voting power with respect to 1,031,166 shares of common stock and sole dispositive power with respect to 1,203,396 shares of common stock.

(10)
Reflects beneficial ownership as reported on a Schedule 13G filed with the SEC on January 23, 2015 on behalf of Obsidian Management LLC, Carl D. Berg, the Carl Berg GST Exempt 2012 Trust, and the Berg Family 2010 Trust (or the Berg 13G).  According to the Berg 13G, Mr. Berg is a member of Obsidian Management LLC and trustee of the Carl Berg GST Exempt 2012 Trust and Berg Family 2010 Trust.  The Berg 13G reports (a) sole voting and dispositive power with respect to 80,800 shares of common stock by Mr. Berg, individually and as trustee of the Carl Berg GST Exempt 2012 Trust and Berg Family 2010 Trust, and (b) shared voting and dispositive power with respect to 1,050,744 shares of common stock, consisting of 836,004 shares held by Obsidian Management LLC, of which Mr. Berg is a member, and 214,740 shares of common stock held in accounts over which Mr. Berg exercises investment discretion (including 185,500 shares held by the Carl Berg GST Exempt 2012 Trust and 22,500 shares held by the Berg Family 2010 Trust, for which such trusts have shared voting and dispositive power with respect to such shares).

(11)	Includes 5,216 shares of common stock deliverable upon settlement of DSUs that have vested or are scheduled to vest within 60 days of April 28, 2015.

(12)	Includes 8,689 shares of common stock deliverable upon settlement of DSUs that have vested or are scheduled to vest within 60 days of April 28, 2015.

(13)
Reflects beneficial ownership as reported in a Schedule 13D/A filed with the SEC on March 12, 2014 on behalf of BD Management, the Becker Drapkin Funds, BCA, Becker and Drapkin and in a Form 4 filed by Drapkin on June 12, 2014 with respect to an aggregate of 1,447,443 shares of common stock.  According to the Schedule 13D/A, Drapkin may be deemed to beneficially own such common stock as the co-managing member of BCA, which is the general partner of BD Management (of which Drapkin is a limited partner).  BD Management is the general partner of, and investment manager for, each of the Becker Drapkin Funds.  Mr. Drapkin disclaims beneficial ownership in such common stock except to the extent of his pecuniary interest therein.  Also, includes 5,216 shares of common stock deliverable to Mr. Drapkin upon settlement of DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015.

(14)	Includes 5,216 shares of common stock deliverable in settlement of DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015.

(15)
Includes 5,216 shares of common stock deliverable in settlement of DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015.  Mr. Montefiore has resigned from the Board effective as of the 2015 Annual Meeting.  Upon his resignation, his 2014 DSU award will vest.

(16)	Includes 8,689 shares of common stock deliverable in settlement of DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015.

(17)
Includes 49,300 shares of common stock deliverable in settlement of RSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015 and 307,718 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(18)	Includes 8,689 shares of common stock deliverable in settlement of DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015.

(19)
Includes 14,002 shares of common stock deliverable in settlement of RSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015 and 87,041 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(20)
Includes 27,116 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.  Narasimha (Gani) Nayak served as our former Senior Vice President, Systems and Solutions until his separation from the Company on December 8, 2014.

(21)
Includes 6,353 shares of common stock deliverable in settlement of RSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015 and 34,562 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

(22)
Includes (i) the following directors: Ms. Bowick, and Messrs. Budge, Drapkin, Inbar, Montefiore, Nothhaft and Terrell and (ii) the following executive officers: Ms. Tavakoli and Messrs. Luria, Rathje, Wu and Tartavull (also a director).

(23)
Includes 126,098 shares of common stock deliverable in settlement of time-based RSU or DSU awards that have vested or are scheduled to vest within 60 days of April 28, 2015 and 456,637 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 28, 2015.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our executive compensation program for our executive officers listed below, who are referred to throughout this discussion as the “Named Executive Officers.”  The discussion describes the various compensation elements and the plans and arrangements in which the Named Executive Officers participated, the factors considered and the approach taken by our Board and our Compensation and Leadership Committee (referred to as the Compensation Committee) in designing the executive compensation program and how this program supports our overall business objectives and financial and strategic goals.

Our Board and the Compensation Committee determine the compensation of executive officers of Comverse. For fiscal 2014, the Named Executive Officers were:

•    Philippe Tartavull, our President and Chief Executive Officer;

•    Thomas B. Sabol, our former Senior Vice President, Chief Financial Officer;

•    Nassrin Tavakoli, our Senior Vice President, Chief Technology Officer and R&D; and

•    Narasimha “Gani” Nayak, our former Senior Vice President, Systems and Solutions.

Mr. Sabol served as our Senior Vice President, Chief Financial Officer during all of fiscal 2014 and ceased to serve in such capacity on April 30, 2015.  Mr. Nayak departed from the Company on December 8, 2014.

Executive Summary

Business Overview and Industry Outlook

We are a global provider of cloud-based and in-network services enablement and monetization software solutions for communication service providers (or CSPs) and growing enterprises. We offer a suite of software solutions designed to support users’ connected lifestyles, and help our customers monetize and differentiate their offerings with faster time to value and less complexity. Our product suite is offered through the following domains:

●
Digital Services. Our Digital Services products are designed to help CSPs evolve to become Digital Service Providers and future-proof their offerings by monetizing the digital lifestyle of their subscribers. In addition, we continue to offer traditional Value Added Services (or VAS), including voice and messaging services (including voicemail, visual voicemail, call completion, short messaging service (or SMS), and multimedia picture and video messaging (or MMS), and digital lifestyle services and Internet Protocol (or IP) based rich communication services (including group chat, file transfer, video share, social, presence and geo-location information).

●
Business Support Systems. We provide converged, prepaid and postpaid billing and active customer management systems (or BSS) for wireless, wireline, cable and multi-play CSPs, delivering a value proposition designed to enable an effective service and data monetization, a consistent, enhanced customer experience, reduced complexity and cost, and real-time choice and control.

●
Enterprise Monetization Solutions. Our Monetization Realization Platform, enabled by our Kenan technology, is designed to help enterprises (such as CSPs, media companies, e-commerce, and retail organizations) grow their business and more effectively monetize services.

●
Managed and Professional Services. We offer a portfolio of services designed to help our customers improve and streamline operations, identify new revenue opportunities, reduce costs and maximize financial flexibility.

We believe that in 2014 the BSS market continued to exhibit lower growth than previously anticipated with projects deferred or canceled by customers due to the significant capital investments involved in upgrading existing repaid or postpaid systems to our converged BSS solution as well as the prioritization by customers of capital expenditures to the deployment of next generation networks, including LTE.

In addition, CSPs are experiencing significant industry changes and a shifting ecosystem which includes device manufacturers and over-the-top (or OTT) software and content providers. In response to these market trends, CSPs require enhanced BSS system functionality to accommodate their business needs. As a result, BSS is facing increasing complexity of project deployment resulting in extended periods of time required to complete project milestones and receive customer acceptance which are generally required for revenue recognition and receipt of payment. In addition, project complexity impacts our customers’ ability to meet their obligations as part of the delivery process which has at times also resulted in project delivery delays. Furthermore, our customers encounter issues in managing the operations of their BSS systems and tend to rely more heavily on our support services.

In the Digital Services market, CSPs face increasing competition from both Internet players and mobile device manufacturers, using new technologies that may provide alternatives to CSP products and services. For example, the introduction of IP-based applications on wireless devices by OTT providers, allows end users to utilize IP-based services, such as Facebook, FaceTime, Google, WhatsApp, Line or Skype, to access, among other things, IP communications free of charge rather than use similar services provided by CSPs. Furthermore, these CSP services continue to face competition from low-cost competitors from emerging markets. We believe these changes have reduced demand for traditional communication products and services and increased pricing pressures, which have in turn adversely impacted our revenue and margins and we expect this trend to continue.

At the same time, the growth in global wireless subscriptions, and high growth wireless segments, such as data services and Internet browsing are pushing CSPs to evolve to 4G/LTE IP-based network technologies, supporting the demand for several of our products. In addition, a key need for CSPs is to increase their relevance in the digital lifestyle of their subscribers.

Fiscal 2014 Incentive Program Design and Results

In fiscal 2014, we continued the transformation of our business to address the rapidly evolving trends in our markets.  Our primary objectives as part of the transformation were to improve our operating income, grow revenue, increase total product bookings and maintenance revenue and improve adjusted consolidated cash flow.  In order to align executive compensation with our corporate objectives, the following corporate financial objectives were selected by the Compensation Committee as part of our annual cash incentive plan for our Named Executive Officers:

•	Comverse performance, the achievement of which is a condition to any payout under the cash incentive plan;

•	Product bookings and maintenance revenue (60% weighting);

•	Total revenue (20% weighting); and

•	Adjusted consolidated cash flow (20% weighting).

Improvement of our target operating margin was determined by the Committee to be one of our most important objectives for 2014 and accordingly, the annual cash incentive plan provided that no payouts were to be made against the corporate and individual performance objectives unless we achieved at least the threshold level of Comverse performance.  For more information, see “—Executive Compensation Elements-Annual Cash Incentive Awards.”

For fiscal 2014, as explained in detail below, the threshold level of Comverse performance was not achieved, therefore, there was no payout under our annual cash incentive plan.

In 2013, one-time special performance-based RSU awards (or Performance RSUs) were granted to the Named Executive Officers and other selected members of senior management in addition to annual time vested RSU and stock option awards. The following three performance metrics were selected:

•	Decrease in labor costs (35% weighting);

•	Industrialization and quality of Comverse ONE (35% weighting); and

•	Improvement in BSS project gross margin (30% weighting).

The labor cost decrease metric and the industrialization and quality of Comverse ONE metric were achieved and the BSS project gross margin metric was not achieved.  As a result, participants achieved an overall earnout of 70% of the target share opportunity. Under the award terms, 50% of earned shares vested on the first anniversary of the grant date and the remaining 50% will vest on the second anniversary of the grant date, subject to continued employment. Given the special, one-time nature of the awards, the Committee did not grant any Performance RSUs in fiscal 2014.  For more information, see “—Executive Compensation Objectives and Principles-Elements of Direct Compensation-Equity Incentive Awards.”

Executive Compensation Objectives and Principles

Compensation Objectives

Our Company operates in the highly complex and competitive telecommunications industry. This requires a highly talented and seasoned team of telecommunications and business professionals capable of managing a complex global business. Consequently, our primary compensation objective is to attract and retain the executives needed to manage a sophisticated global business operation in a rapidly changing segment of the telecommunications industry and to ensure that they are compensated commensurate with results and paid for performance.

Our executive compensation program is designed to:

•	attract, retain and motivate highly-skilled executives by providing a total compensation package that is competitive in the market in which we compete for talent;

•
support and reward the attainment of our short-term and long-term financial and strategic objectives through the use of variable pay in which realized compensation fluctuates based on (a) the degree to which key financial, operational and strategic goals are achieved and (b) changes in stockholder value;

•	provide differentiated pay based on our executives’ contributions to Company performance, role within our Company and skill set;

•	create commonality of interest between management and stockholders through the use of equity-based compensation and by encouraging our executives to accumulate substantial ownership in our Company;

•
foster a balanced focus among our executives to ensure that they are held accountable for the long-term consequences of their business decisions and to avoid the incentive to take risks that are inconsistent with our financial and strategic goals; and

•	maximize the financial efficiency of the overall program from tax, accounting and cash flow perspectives.

Elements of Direct Compensation

During fiscal 2014, our executive compensation program included three primary elements:

•	Base salaries, representing the fixed component of total direct compensation.

•
Performance-based cash incentive awards, representing a significant portion of cash compensation intended to be “at-risk,” were linked to achievement of key objectives and our short-term operating plan and long-term strategic goals.

•
Equity incentive awards in the form of time-based restricted stock unit awards (referred to as RSUs) and stock option grants were awarded to align the interests of our executives with stockholders; facilitate retention of executives at a challenging time as a result of global economic, industry and company-specific conditions; drive long-term performance; reward the execution of various performance objectives critical to our Company; and balance share usage and dilution levels.

In addition to these direct elements of compensation, our executive compensation program in fiscal 2014 included health, welfare and other employee benefits, limited perquisites and severance benefits.

The elements of our compensation program are designed to promote our pay-for-performance philosophy. We believe that our compensation plans should motivate high performance among our executive officers within an entrepreneurial, incentive-driven culture. We believe that our short-term compensation plans should provide the flexibility to reflect the extent to which goals are met, missed or exceeded, while rewards realized under our long-term equity compensation plan should be driven largely by increasing stockholder returns. We aim to design compensation plans that align compensation objectives with our business strategies and that enable a focus on creating sustainable, long-term growth and stockholder value. We aim to set target total direct compensation at the median of comparably positioned executives at public companies with which we compete for business and talent and that have similar scope of operations, with differentiation by executive based on individual factors such as performance, tenure, criticality, and transformation/growth hire positioning.

Base Salaries

As base salaries represent the fixed component of each Named Executive Officer’s total direct compensation, the Compensation Committee sets base salaries at a level that balances the competing objectives of attracting and retaining high-quality executives with minimizing our overall fixed cost structure. The underlying philosophy adopted by the Compensation Committee is to set base salaries, on average, at the median market rate based on comparable companies, subject to individual variations.

The Compensation Committee sets, reviews and approves any changes to base salaries for the Named Executive Officers annually, taking into account both the competitive positioning of each individual’s base salary relative to the indicated market rates; the individual skills, experience and past performance of the executive; the annual budget for base salary adjustments, if any, that had been established for the fiscal year; the positioning of each executive relative to others with comparable levels of responsibility; corporate financial performance in the prior fiscal year and expectations for the current fiscal year; and the difficulty of replacing the executive and relative importance of the position to us. For fiscal 2014, the Compensation Committee maintained prior year base salaries for all continuing executives.

Annual Cash Incentive Awards

We believe that a significant portion of cash compensation for the Named Executive Officers should be “at-risk” by being linked to achievement of key objectives that further our short-term operating plan and long-term strategic goals. Consequently, we provide the Named Executive Officers with the opportunity to realize variable cash awards each year based on performance against a series of pre-established financial performance and individual objectives, for which the Compensation Committee established target and maximum award opportunities.

In designing the annual cash incentive awards, the Compensation Committee is guided by the following overarching principles:

•	the performance measures must be tied to key indicators of our success and drivers of stockholder value, consistent with our business strategy and objectives;

•	the performance targets must be reasonably achievable and viewed as fair, while at the same time encouraging stretch performance;

•	the performance targets should include a review of year-over-year performance and align with the annual operating plan approved by the Board so that aggregate costs are supported by financial results;

•	the performance measures must be simple to understand and within the control of the Named Executive Officer receiving the award;

•
the portion of a Named Executive Officer’s target annual cash compensation attributable to his target annual cash incentive award opportunity should increase with successively higher levels of responsibility; and

•
the payouts should reflect corporate performance and, if applicable, the performance of the business unit to which the Named Executive Officer is affiliated, as well as such executive’s achievement of pre-established individual objectives.

Equity Incentive Awards

To support the objective of aligning the interests of the Named Executive Officers with stockholders and to ensure that realized compensation reflects long-term changes in shareholder value, we believe that the long-term incentives for the Named Executive Officers should be delivered primarily in the form of equity. In designing the long-term incentives, the Board and Compensation Committee are guided by the following principles:

•
long-term incentives should function to align the interests of the Named Executive Officers with our stockholders as appreciation of the underlying shares of our common stock enhances the value of these awards and therefore enhances the focus on improvements in operating performance and the creation of sustainable stockholder value;

•
the portion of a Named Executive Officer’s target total direct compensation opportunity attributable to long-term incentives should increase with increasingly higher levels of responsibility to ensure that the executives most responsible for changes in stockholder value are held most accountable for results;

•	awards should support long-term retention of key contributors through vesting and other benefit provisions, creating enough “hold” to provide stability of the executive team;

•	the aggregate annual share usage in employee equity plans should be carefully managed to avoid excessive levels of potential stockholder dilution; and

•
the aggregate cost of long-term incentives should be reasonable in comparison to peer companies, and the cost implications of such plans should be supported by Comverse’s annual and longer-term operating plans.

In June 2014, the Board approved annual equity grants consisting of RSU awards and stock option grants to our Named Executive Officers.  The Board determined that the value of each current Named Executive Officer’s long-term equity incentives should be allocated one-half to RSUs and one-half to stock options (based on value).  This allocation was selected to align the officers’ interests with those of stockholders, foster retention, and balance share usage.  These annual grants of RSUs and stock options vest ratably over a three-year period from the date of grant.

Earnout of Prior Year Performance-Based RSUs:

In June 2013, the Board approved grants of Performance RSUs to the Named Executive Officers and other select members of senior management.  The Performance RSUs were one-time special grants, in addition to the annual grants, to reward the achievement of certain performance metrics that were critical to Comverse’s business transformation.  The three performance metrics were: (i) a decrease in labor costs (35% weighting), measured by an increase in favorable headcount ratio by 17% over fiscal 2013 year-end ratio, by January 31, 2014; (ii) industrialization and quality (35% weighting), measured by the general availability of Comverse ONE 3.7.6 by May 31, 2014, with an overall specified percentage cost reduction compared to the 3.5.95 platform and a software release that meets specified quality criteria; and (iii) specified percentage of improvement in BSS project gross margin (30% weighting), by January 31, 2014 compared to January 31, 2013.  Each weighted portion is either earned in its entirety or forfeited. As of the date of grant, achievement of each of the three metrics was considered to involve a high degree of difficulty. Under the award terms, 50% of earned shares vested on the first anniversary of the grant date and the remaining 50% will vest on the second anniversary of the grant date, subject to continued employment. Unvested Performance RSUs will also vest in full in the event of termination by us without cause or resignation by the executive for good reason following a change of control. The labor cost decrease metric and the industrialization and quality metric were achieved and the BSS project gross margin metric was not achieved.  As a result, 70% of the target share opportunity for each participant was earned.  Consistent with the special nature of the award, no Performance RSUs were granted in fiscal 2014.

Executive Compensation-Setting Process

The following is a summary of the process followed by our Board and Compensation Committee in setting executive compensation.

Roles and Responsibilities

The Compensation Committee oversees and administers our executive compensation program. The Compensation Committee typically meets near the beginning of each fiscal year to:

•	review base salaries to determine whether any adjustments are necessary or appropriate;

•	determine the payments, if any, under the annual cash incentive award plan for the prior fiscal year;

•	approve the target and maximum annual cash incentive award opportunities;

•	review and, if appropriate, recommend for approval by our Board, including a majority of the independent directors, equity incentive awards; and

•
establish the corporate and individual performance objectives and related target levels for the current fiscal year and the respective target levels for each quantifiable performance objective for that fiscal year.

In making these compensation-related decisions, the Compensation Committee reviews the total target direct compensation for our Named Executive Officers to ensure consistency with our compensation philosophy and considered developments in compensation market practices. The Compensation Committee works with Mr. Tartavull and other senior executives to ensure that its decisions and recommendations to our Board are consistent with our compensation philosophy and policies.  In addition, the Compensation Committee was provided with certain compensation recommendations formulated by management and the compensation data described below provided by its executive compensation consultant. Although the Compensation Committee receives these recommendations and data, this information provides only a reference point for its deliberations. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the form and amount of compensation for the Named Executive Officers.

The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged Frederic W. Cook & Co. (referred to as Cook) since the spin-off from CTI to provide the Compensation Committee and our Board with guidance regarding the amount and types of compensation that we provide to our executives and how these compare to other compensation practices, and advice regarding other compensation-related matters.

During fiscal 2014, Cook provided the following services to our Compensation Committee:

•	assisted in the design of the annual cash incentive plan;

•	conducted a market review of the competitiveness of our compensation practices as well as our long–term incentive program;

•	assisted in the re-assessment of a peer group to be used for purposes of benchmarking the competitiveness of our executive compensation program;

•	assisted in the assessment of risk in relation to our compensation plans to determine whether any policies or practices were reasonably likely to have a material adverse effect on our Company; and

•	assisted in the review and design of our equity award grants under our equity compensation incentive plan.

Representatives of Cook attend meetings of the Compensation Committee as requested and also communicate with committee members outside of meetings. Cook reports to the Compensation Committee and works with management only under the direction of the Chair of the Compensation Committee on projects in which the Compensation Committee retains responsibility under its Charter. The Compensation Committee may replace Cook or hire additional advisors at any time. During fiscal 2014, Cook did not provide any other services to us and has received no compensation other than with respect to the services described above.  The Compensation Committee has determined that Cook is an independent compensation consultant pursuant to NASDAQ Marketplace Rules based on the following factors: Cook has adopted a Consultant Independence Policy, which provides that Cook has a policy of exclusivity and loyalty to the Compensation Committee.  As such, Cook will perform no work for management unless the engagement is approved by the Chair of the Compensation Committee.  Upon the request of the Compensation Committee’s Chair, each year each Cook consultant will prepare a letter affirming (i) its independence; (ii) that it undertook no work with or for company management that was not approved by Committee Chair; and (iii) that it will undertake no work with management other than the work it performs on matters under the Compensation Committee’s purview, control and related to the Committee’s charter.  Cook will not enter into a new relationship where the same lead consultant would serve another company’s compensation committee and the company’s CEO serves as the chair or member of another company’s compensation committee.  Cook requires each new consultant to undergo training with respect to its Consultant Independence Policy.  Each consultant is required to attest in writing to his or her compliance with this policy at least annually.

Competitive Positioning

As the market for experienced executives in the telecommunications industry is highly competitive, and includes several well-established, international organizations, as well as our direct business competitors, the Compensation Committee monitors the executive compensation practices of these companies, as well as those within our industry generally, to ensure that our executive compensation program reflects current market trends and to use as a resource in its deliberations.

In September 2013, the Compensation Committee reassessed our Peer Group with Cook’s assistance, to more accurately reflect our post-Share Distribution size and scope of operations. The Compensation Committee considered peer group metrics, including revenue, operating margin and market capitalization, and, after considering these and other factors, adopted the following 14-company peer group:

Aruba Networks	ShoreTel
Ciena Corporation	Sonus Networks
Convergys Corporation	Sykes Enterprises
CSG Systems International	Synchronoss Technologies
Interactive Intelligence Group	TeleCommunication Systems
Mitel Networks	TeleTech Holdings
Polycom	Unisys Corporation

This Peer Group was used to inform the Committee’s target TDC decisions for fiscal 2014.  The Committee again reviewed the Peer Group in September 2014 and decided that no changes were necessary.

Executive Compensation Elements

Base Salary

Our Named Executive Officers joined us in fiscal 2012.  Effective May 21, 2012, Mr. Tartavull was named our President, Chief Executive Officer and director. Mr. Sabol, our former Senior Vice President and Chief Financial Officer, was appointed on July 24, 2012 and served in this capacity until April 30, 3015.  Ms. Tavakoli was appointed our Senior Vice President, Chief Technology Officer and R&D on October 1, 2012. Mr. Nayak, our former Senior Vice President, Systems and Solutions, was appointed on November 14, 2012 and served in this capacity until his departure from the Company on December 8, 2014.  For fiscal 2012, the CTI Compensation Committee and Cook took into account the Prior Peer Group and survey data to develop fair, reasonable and competitive base salaries and overall compensation packages for our Named Executive Officers.  For fiscal 2013 and 2014, our Compensation Committee reviewed our Named Executive Officers’ base salaries and determined to maintain them at 2012 and 2013 levels, respectively.

Annual Cash Incentive Awards

Individual Target Award Opportunities

The target annual cash incentive award opportunity for fiscal 2014 for each Named Executive Officer was determined by the Compensation Committee based on each executive’s anticipated contributions during fiscal 2014, the market rate of compensation for executives in comparable positions, job functions and internal pay equity.  For fiscal 2014, our Compensation Committee reviewed our Named Executive Officers’ target annual cash incentive award opportunities and determined to maintain them at 2013 levels. The fiscal 2014 target annual cash incentive award opportunities and corresponding total target cash compensation for the Named Executive Officers were as follows:

Named Executive Officer	Annual Base Salary	Target Annual Cash Incentive as Percentage of Base Salary	Target Annual Cash Incentive Award Opportunity	Total Target Cash Compensation
Philippe Tartavull	$700,000	100%	$700,000	$1,400,000
Thomas B. Sabol	$425,000	80%	$340,000	$765,000
Nassrin Tavakoli	$300,000	60%	$180,000	$480,000

Named Executive Officer	Annual Base Salary	Target Annual Cash Incentive as Percentage of Base Salary	Target Annual Cash Incentive Award Opportunity	Total Target Cash Compensation
Gani Nayak	$340,000	100%	$340,000	$680,000

Incentive Award Design

Ninety percent (90%) of each Named Executive Officer’s annual target cash incentive award opportunity was based upon corporate performance objectives, and ten percent (10%) of the annual target cash incentive award opportunity was based on a qualitative assessment of the individual’s performance in managing his or her business unit or function as measured against his or her individual performance objectives for the fiscal year.  The Compensation Committee determined these allocations to be appropriate because they linked a substantial portion of each Named Executive Officer’s award opportunity to financial performance, thereby motivating the Named Executive Officer to focus his or her efforts on successfully executing our annual operating plan, while also providing a financial incentive to effectively manage his or her respective business unit or function and achieve his or her personal objectives for the year.  The corporate performance objectives for the Named Executive Officers were based on our Company’s performance measured against the corporate financial objectives described below.

Corporate Financial Objectives

The fiscal 2014 annual cash incentive awards were based, in part, on the level of achievement of the following pre-established corporate financial objectives, each of which was selected by the Compensation Committee because it is tied to external key performance indicators and is considered to be critical to enhancing stockholder value:

•	target product bookings and maintenance revenue (weighted 60%);

•	total revenue (weighted 20%); and

•	adjusted consolidated cash flow (weighted 20%).

Our product bookings and maintenance revenue objective was calculated as the aggregate projected revenue from purchase orders executed during fiscal 2014, and revenue from maintenance agreements.

Total revenue was calculated based on our consolidated revenue as set forth in our audited consolidated financial statements for  fiscal 2014.

The calculation of the achievement of the adjusted consolidated cash flow objective was the 2014 adjusted consolidated cash flow for Comverse excluding the impact of expenditures related to Comverse segment expense adjustments, including:

•	restructuring costs; and

•	amounts paid in respect of extraordinary charges excluded in calculating Comverse performance.

However, no payouts would be made under the plan unless we achieved the threshold level of Comverse performance.  Comverse performance is a non-GAAP financial measure, which is disclosed in our 2014 Annual Report.

Individual Performance Objectives

Individual performance objectives are typically approved by the Compensation Committee upon recommendation of the Chief Executive Officer for the other executive officers, and the Compensation Committee formulates its own recommendations with respect to the individual performance objectives for the Chief Executive Officer. However, for fiscal 2014, no payouts would be made for individual performance objectives unless we achieved the threshold level of Comverse performance.

In the case of Mr. Tartavull, his individual performance objectives for fiscal 2014 included hiring an M&A executive before fiscal year end; implementing strategy; implementing savings per budget; and evaluating potential acquisition(s).

In the case of Mr. Sabol, his individual performance objectives included increasing efficiency within finance structure and meeting overall budget cost targets plus an additional 5% reduction in order to align cost structure closure with industry standard; reducing accounting close cycle; continuing improvements in overall internal control structure and continuing to have no material weaknesses in internal controls; and improving utilization and effectiveness of sales, finance and management tools to improve timing and accuracy of bookings targets on a quarterly basis.

In the case of Ms. Tavakoli, her individual performance objectives included, among others, industrialization, functional and engineering enhancements, modernization and stabilization of certain products; improving product quality and certification compliance; leading and executing patent creation and management; communicating standards to development teams; visiting major customers; and engaging in all critical deployments..

In the case of Mr. Nayak, his individual performance objectives included accelerating the migration of workforce of the Digital Service business to the Company’s offices in Bulgaria, reinforcing the roadmap and product management for BSS and restructuring the Company to three business units.

Payout Calculations

Actual payouts are determined after the end of the fiscal year based on the actual performance against each of the financial objectives and may range from 0% to a maximum of 200% of target level to ensure that the actual payment, if any, reflects both typical market practice as well as the degree to which each objective was achieved. For each corporate financial objective, no award is paid if achievement is below the threshold performance level for such corporate financial metric and payouts are interpolated on a straight-line basis for performance between the applicable performance levels (threshold, target and maximum).  A 200% payout is tied to achievement of a specified maximum performance level for corporate and individual performance.

Under the terms of the fiscal 2014 cash incentive awards, the achievement of our fiscal 2014 operating plan would result in 100% payout for each financial objective, reflecting the Compensation Committee’s intention that the awards payout for “on target” performance if we achieved on our operating plans for the fiscal year.

For fiscal 2014, no payouts were to be made against the corporate and individual performance objectives unless we achieved the threshold level of Comverse performance which was set at $30.0 million.  The Compensation Committee believed that this would encourage our executives to improve our operating performance and cash flow from business operations.

The relative weightings for each of the corporate financial objectives for fiscal 2014, together with the payout percentages at different levels of achievement (relative to target performance level), were as follows (dollars in thousands):

Objective	Weighting	0% Threshold	100% Target	200% Maximum
Product Bookings and Maintenance Revenue	60%	$504,900	$541,000	$577,100
Total Revenue	20%	$527,600	$555,000	$582,400
Adjusted Consolidated Cash Flow	20%	$(18,100)	$-	$18,100

Decisions and Analysis

On March 31, 2015, our Compensation Committee, in consultation with and based upon the recommendations of Mr. Tartavull (with respect to officers other than himself) and Cook, evaluated the amount of the annual cash incentive awards for fiscal 2014 for the Named Executive Officers.

With respect to the corporate financial objectives, the Compensation Committee determined that (i) Comverse performance was $20.1 million, and thus the threshold was not reached; (ii) product bookings and maintenance revenue was $397.7 million, and thus the threshold was not reached; (iii) total revenue was $477.3 million, and thus the threshold was not reached; and (vi) the adjusted cash flow objective was $(69.6 million), and thus the threshold was not reached.  Because the threshold level of Comverse performance was not achieved, no payouts were made for fiscal 2014.

Equity Incentive Awards

In June 2014, our Board approved annual stock option grants and RSU awards for shares of our common stock to the Named Executive Officers.   See the “Equity Incentive Awards” discussion in “Compensation Discussion and Analysis—Executive Compensation Objectives and Principles—Elements of Direct Compensation.”

Fiscal 2015 Compensation

For fiscal 2015, our Compensation Committee reviewed base salaries, target annual cash incentive award opportunities, and ongoing equity incentive award grant values and generally determined to maintain each component at levels consistent with fiscal 2014 for each of the Named Executive Officers.

Other Executive Compensation Matters

Health, Welfare and Other Employee Benefits

We maintain an array of benefit programs to meet the health care and welfare needs of our employees, including medical and prescription drug coverage, dental and vision programs, short-term disability insurance, long-term disability insurance and group life insurance, as well as customary vacation, paid holiday, leave of absence and other similar policies. The Named Executive Officers are eligible to participate in these programs on the same basis as our other salaried employees.  These generally available benefits do not directly factor into decisions regarding executive officers' total compensation packages.

In addition, we maintain a Section 401(k) tax-qualified retirement savings plan for our salaried U.S. employees. The Named Executive Officers are eligible to participate in this plan on the same basis as our other salaried employees. We match 50% of each employee-participant’s individual contributions to the plan, up to an annual maximum of $2,000 per participant.

Perquisites and other Personal Benefits

Our compensation program does not provide for perquisites or other personal benefits to senior executives, except that Messrs. Sabol and Nayak were eligible for relocation benefits of up to $80,000 during their periods of employment with us pursuant to our relocation program that is generally made available to relocating employees.  Neither received any such relocation payments.

Employment Agreements

We have entered into written employment agreements with each of the Named Executive Officers. These employment agreements contain the terms of employment of each executive, including base salary, annual cash incentive award opportunity, long-term equity incentive awards, perquisites, in-service benefits and post-employment benefits. These agreements provide each Named Executive Officer with job security for the term of the agreement or the pendency of his employment, as applicable, by specifying the reasons for which his employment may be terminated and providing him with certain severance payments and benefits under certain circumstances.

The employment agreements for the Named Executive Officers protect our interests during and following termination of employment by providing for payments and benefits only in the event of a termination of employment by us without cause or by the Named Executive Officer for good reason and by prohibiting the Named Executive Officer from engaging directly or indirectly in competition with us, from recruiting or soliciting any officer or employee, from diverting customers to a competitor or from disclosing our confidential information or business practices.  On November 7, 2014, we entered into a separation agreement with Narasimha (Gani) Nayak providing for certain benefits and obligations in connection with Mr. Nayak’s departure from the Company on December 8, 2014.  On April 30, 2015, we entered into a separation agreement with Thomas Sabol providing for certain benefits and obligations in connection with Mr. Sabol’s departure from the Company effective July 1, 2015.

For a discussion of the employment and separation agreements with the Named Executive Officers, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Severance Payments and Benefits Following a Change in Control

We have provided for severance payments and benefits to the Named Executive Officers in connection with a termination of employment under certain circumstances following a change in control of our Company. The purposes of doing so are to:

•	foster the retention of senior executives by providing a sufficient economic incentive for them to remain with the Company through a change in control and in support of an acquirer;

•	promote the orderly succession of talent; and

•	encourage objectivity and independence among the senior leadership team with regard to considering various corporate transactions.

In addition, this protection also serves as an incentive for the Named Executive Officers to remain employed during the threat or negotiation of a change-in-control transaction, which preserves our value and the potential benefit to be received by our stockholders in the transaction.

Typically, these payments and benefits have been provided as part of a Named Executive Officer’s employment agreement.  However, from time to time we may enter into separation or similar agreements with departing executives, such as with Messrs. Sabol and Nayak, that provide for such payments and benefits. As discussed below, each senior executive is eligible for these payments and benefits.

Equity Award Grant Practices

On December 2, 2014, our Board adopted an updated equity award grant policy that includes the following requirements:

•
all grants of equity awards must be (i)  recommended for approval by our Board by the Compensation Committee and (ii) approved by our Board, which approval must include the affirmative vote of the majority of the independent directors;

•
annual grants will customarily be made on the tenth trading day after release of our financial results for the first fiscal quarter of the year, unless the Board makes an annual grant on a different date under circumstances deemed by the Board to be appropriate or necessary;

•
the date of grant of new hire equity awards will be the date approved by our Board, which approval will include the affirmative vote of the majority of the independent directors, and will usually be the tenth trading day after release of our financial results for the most recent fiscal quarter;

•	the exercise price of a stock option will be no less than the fair market value of shares of Comverse’s common stock on the date of grant; and

•	fair market value will be determined based on the closing price of shares of Comverse’s common stock on the date of grant.

This equity award grant policy also includes procedures relating to management’s recommendations regarding grants of equity awards to the Compensation Committee, communication of award grants to grantees, acceptance of equity awards by grantees, exercise of option awards and restrictions on trading securities during “blackout” periods. In addition, the policy provides for management’s responsibilities in the equity grant process.

Stock Ownership Policy

In December 2012, the Compensation Committee adopted a stock ownership policy for our executives to encourage them to build their ownership position in Comverse’s common stock over time by retaining the shares they acquire through our equity incentive plans. The guidelines are presented as stock values based upon a multiple of base salary providing that the Chief Executive Officer maintain equity ownership in our Company with a value equal to three times his or her base salary and that each of the other executive officers maintain equity ownership in our Company with a value equal to two times his or her base salary.

In recognition of the fact that each of the Named Executive Officers needs to build his or her ownership of Comverse’s equity securities to comply with these requirements, prior to achieving the desired ownership levels, each Named Executive Officer is required to hold at least 50% of the shares of Comverse’s common stock issued upon the exercise of vested stock options or the vesting and delivery of RSU awards, less any shares sold or withheld to satisfy any associated tax obligations or, in the case of an option exercise, payment of the exercise price. Upon achieving the desired ownership level, this restriction will lapse and each Named Executive Officer will be required to maintain his or her required ownership level.

The stock ownership of each Named Executive Officer is reviewed in December of each year for compliance (or progress towards compliance) with the relevant ownership level. For purposes of the policy, shares of Comverse’s common stock that count towards satisfaction of the requisite stock ownership levels include shares directly owned by an executive, shares subject to “in-the-money” stock options that are currently exercisable, and shares that were acquired through the vesting and delivery of RSU awards. Shares subject to “out-of-the-money” stock options that are currently exercisable, shares underlying unvested RSU awards and shares that are otherwise subject to a risk of forfeiture do not count towards satisfaction of the requisite ownership levels.

The Named Executive Officers are in compliance with the provisions of our stock ownership policy.

Restrictions on Short Sales and Hedging Transactions

The Company’s Insider Trading and Communications with the Public Policy (referred to as the Insider Trading Policy) prohibits Named Executive Officers and other employees from certain trading activities, including short sales and short-term trading in the Company’s securities in the open market of less than six months between and purchase and sale.  In addition, the Company discourages Named Executive Officers and other employees from engaging in hedging transactions. Named Executive Officers and other employees wishing to enter into a hedging arrangement must first pre-clear the proposed transaction with the Legal Department at least two weeks prior to the proposed execution and must set forth a justification for the proposed transaction.  The Named Executive Officers are in compliance with these provisions of our Insider Trading Policy.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (or the Code) imposes limitations on the deductibility for federal income tax purposes of remuneration in excess of $1 million paid to our Named Executive Officers (other than our Chief Financial Officer). Generally, remuneration in excess of $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee monitors the application of Section 162(m) and the associated Treasury regulations on an ongoing basis and is aware of the benefit of assuring that executive compensation qualifies for deductibility. The Compensation Committee’s policy is to qualify our executive compensation for deductibility under applicable tax laws to the extent practicable. The Compensation Committee also believes that it is in our Company’s best interests to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) when circumstances warrant. Generally, compensation income realized upon the exercise of stock options granted under our stock option plans will be deductible so long as the options are granted by a committee whose members are non-employee directors and certain other conditions are satisfied. Compensation income realized by certain Named Executive Officers upon the vesting of time-based RSU awards will not be deductible to the extent the compensation income realized from such RSU awards, together with all other compensation not qualifying as “performance-based” under the Code, exceeds $1 million in the taxable year. After receipt of stockholder approval of a cash bonus plan complying with Section 162(m) in October 2012, our annual cash incentive award payments to certain Named Executive Officer are intended to be deductible to the extent such compensation, together with all other compensation not qualifying as “performance-based” under the Code, exceeds $1 million in the taxable year.

Taxation of “Golden Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change-in-control of our Company that exceeds certain prescribed limits, and that we (or a successor) may forfeit an income tax deduction on the amounts subject to this additional tax. We have not agreed and are not otherwise obligated to provide any Named Executive Officer with any tax “gross-up” or other payment or reimbursement in connection with such additional taxes.

Accounting for Stock-Based Compensation

We follow the FASB’s guidance, related to share-based payment awards, for our stock option grants and RSU awards. The FASB’s guidance requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and RSU awards, based on the grant date “fair value” of these share-based compensation awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though the recipients may never realize any value from their awards. The FASB’s guidance also requires companies to recognize the compensation cost of their stock-based compensation awards in their statement of operations over the vesting period of the award.

Compensation Committee Report

The Compensation and Leadership Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussions, the Compensation and Leadership Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this Proxy Statement and in the fiscal 2014 Annual Report on Form 10-K.

The Compensation and Leadership Committee
Susan D. Bowick, Chairperson
James Budge Matthew A. Drapkin
Mark C. Terrell

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Compensation and Risk

We review our compensation policies and practices to ensure that they do not encourage our employees to take, or reward our employees for taking, inappropriate or excessive risks or create risks that are reasonably likely to have a material adverse effect on our Company. In December 2014 and March 2015, our Compensation Committee, with the assistance of Cook, reviewed our compensation policies and practices for employees, including the elements of executive compensation program and the various factors that have the effect of mitigating risk, to determine whether any portion of such compensation encourages excessive risk-taking. The following characteristics of our compensation programs work to reduce the possibility that our employees, including our executive officers, either individually or as a group, might take risks that are reasonably likely to have a material adverse effect on the Company:

●	We base our compensation policies and practices on a well-defined and appropriate pay philosophy, peer group and market positioning for each employee group.

●
We attempt to structure employee compensation packages to reflect an effective balance between cash and equity-based compensation, and short-term and long-term performance focus, based on the nature of each employee groups’ responsibilities and market practices.

●	Performance objectives are set with a reasonable probability of achievement and tied to the annual operating budget and long-term strategic planning objectives approved by our Board.

●
Subject to regional differences, we attempt to structure our compensation policies and practices that are based on performance goals uniformly across the Company, using quarterly or annual targets that are based on Company performance or unit performance and/or sales commissions.

●	In the case of our executive compensation program:

o	We use multiple performance measures in the annual cash incentive award plan.

o	The annual cash incentive award plan is subject to annual maximum payouts.

o	The Compensation Committee has the discretion to reduce earned annual incentive compensation awards based on its evaluation of the quality of earnings, individual performance and other factors.

o
Equity-based incentives vest over a multi-year period to ensure that compensation realized by executives reflects changes in stockholder value over time and senior executives are subject to minimum stock ownership requirements that are based on a multiple of base salary.

o
The Compensation Committee has retained an external, independent executive compensation consultant that does no other work for our Company to advise on market practices and the suitability of its compensation actions and decisions.

Executive Compensation Tables

Summary of Executive Compensation

The following table presents, for the fiscal years ended January 31, 2015 and 2014, summary information regarding the total compensation awarded to, earned by or paid to the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	All Other Compensation (6) ($)	Total ($)
Philippe Tartavull,	2014	700,003	—	1,279,662	1,361,427	0	2,376	3,343,468
President and Chief Executive Officer	2013	726,926	—	1,954,832	1,070,554	230,994	2,376	3,985,682

Thomas B. Sabol,(7)	2014	425,006	—	413,847	440,286	0	2,376	1,281,515
Former Senior Vice President, Chief Financial Officer	2013	441,353	—	737,209	346,222	117,273	2,376	1,644,433

Nassrin Tavakoli,(8)	2014	300,019	50,000	179,141	190,600	0	2,351	722,111
Senior Vice President, Chief Technology Officer and R&D

Gani Nayak,(9)	2014	289,015	—	208,852	222,182	0	83,725	803,774
Former Senior Vice President, Systems and Solutions	2013	353,095	—	590,382	174,716	115,573	2,376	1,236,142
________________

(1)
Ms. Tavakoli and Messrs. Tartavull, Sabol and Navak began their employment with us on October 1, 2012, May 21, 2012, July 24, 2012, and November 14, 2012, respectively.  The annual base salary for Ms. Tavakoli and Messrs. Tartavull, Sabol and Nayak was $300,000, $700,000, $425,000, and $340,000, respectively.   The salary shown in this column for each Named Executive Officer reflects amounts paid during fiscal 2014 and 2013.  The salary paid to Mr. Nayak for fiscal 2014 is pro-rated to reflect his separation from the Company effective December 8, 2014.

(2)
The payments to the Named Executive Officers under our annual cash incentive plan for fiscal 2014 and 2013 are reported in the Non-Equity Incentive Plan Compensation column.  The amount reported in the Bonus column for Ms. Tavakoli for 2014 represents the amount she received as a discretionary bonus for her performance and contributions related to the restructuring of the Company.

(3)
The amounts reported in the Stock Awards column represent the grant date fair value of the time-based RSU and Performance RSU awards made to the Named Executive Officers during fiscal 2013 and the grant date fair value of the time-based RSU awards made to the Named Executive Officers during fiscal 2014 in accordance with FASB ASC Topic 718, related to share-based payment awards. The Performance RSUs granted in fiscal 2013 vest over a two-year period and may range from 0% to 100% based on the achievement of certain performance metrics.  See the “Equity Incentive Awards” discussion in “Compensation Discussion and Analysis—Executive Compensation Objectives and Principles—Elements of Direct Compensation.”  The Grants of Plan-Based Awards During 2014 table, Outstanding Equity Awards at Fiscal Year End and the Option Exercises and Stock Vested in 2014 tables include additional information with respect to all awards outstanding as of January 31, 2015. The amounts reported in this column reflect the compensation expense we expected to record in our financial statements over the vesting schedule of these stock-based awards, and do not correspond to the actual economic value that may be received by the Named Executive Officers from the awards.

(4)
The amounts reported in the Option Awards column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the compensation expense we expect to record in our financial statements over the vesting schedule of these stock-based awards, and do not correspond to the actual economic value that may be received by the Named Executive Officers from the awards.  For a discussion of the assumptions and methodologies used to value the Option Awards reported in the Summary Compensation Table, see Note 15 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended January 31, 2015.

(5)
The amounts reported in the Non-Equity Incentive Plan Compensation column represent the payments earned by the Named Executive Officers for fiscal 2014 and fiscal 2013 under our annual cash incentive plan (less any discretionary payments, which are reported in the Bonus column). The amounts for fiscal 2013 were paid in fiscal 2014, and the amounts for fiscal 2014 will be paid in fiscal 2015.

(6)
The amounts reported in the All Other Compensation column for each of the Named Executive Officers for fiscal 2013, other than Ms. Tavakoli, and fiscal 2014 include (i) 401(k) matches of $2,000 and (ii) insurance premiums in the amount of $376 paid by Comverse with respect to life insurance for their benefit.  The amounts reported in the All Other Compensation column for each of the Named Executive Officers for 2014 includes: (i) 401(k) matches of $2,000 and (ii) insurance premiums in the amount of $376 for Messrs. Tartavull, Sabol, and Nayak, and $351 for Ms. Tavakoli paid by Comverse with respect to life insurance for their benefit.  In addition, for Mr. Nayak, the All Other Compensation Column for 2014 reflects a $50,000 severance payment, $21,374 in accrued and unpaid vacation paid in cash, and $10,000 in legal fees incurred by Mr. Nayak and paid by the Company in connection with his separation.

(7)	Mr. Sabol and Comverse entered into a separation agreement on April 30, 2015 in connection with the separation of Mr. Sabol from the Company effective on July 1, 2015.

(8)	Ms. Tavakoli was not a Named Executive Officer for 2013.

(9)
Mr. Nayak and Comverse entered into a separation agreement on November 7, 2014 in connection with the termination of Mr. Nayak’s employment on December 8, 2014.  Mr. Sabol and Comverse entered into a separation agreement on April 30, 2015 in connection with Mr. Sabol’s cessation of service as Senior Vice President and Chief Financial Officer of Comverse on April 30, 2015 and separation from the Company effective on July 1, 2015.  For more information on the separation agreements, see “—Employment Agreements and Arrangements with Named Executive Officers”.

Grants of Plan-Based Awards Table

The following table presents, for each of the Named Executive Officers, information concerning cash awards under our annual cash incentive plan for fiscal 2014 and grants of stock options and RSU awards made during fiscal 2014.

		Estimated PossiblePayouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards:	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
	Grant Date	Threshold	Target	Maximum
Philippe Tartavull		0	700,000	1,400,000
Annual Time-Vested RSUs	6/25/14				49,446			1,279,662
Annual Stock Options	6/25/14					142,857	25.88	1,361,427

Thomas B. Sabol		0	340,000	680,000
Annual Time-Vested RSUs	6/25/14				15,991			413,847
Annual Stock Options	6/25/14					46,200	25.88	440,286

Nassrin Tavakoli		0	180,000	360,000
Annual Time-Vested RSUs	6/25/14				6,922			179,141
Annual Stock Options	6/25/14					20,000	25.88	190,600

Gani Nayak		0	340,000	680,000
Annual Time-Vested RSUs	6/25/14				8,070			208,852
Annual Stock Options	6/25/14					23,314	25.88	222,182
_______________

(1)
The amounts reported in these columns reflect the threshold, target and maximum annual cash incentive award opportunities for each of the Named Executive Officers. No award payouts will be made based on the Compensation Committee’s determinations as discussed in “—Compensation Discussion and Analysis.”

(2)
The stock awards reported in this column consist of time-based RSU awards made during fiscal 2014 under the Comverse, Inc. 2012 Stock Incentive Compensation Plan.  The time-based RSUs in this column have the vesting terms set forth in footnotes (2) and (4) to the Outstanding Equity Awards at Fiscal Year-End Table set forth under “—Outstanding Equity Awards at Fiscal Year-End Table.”

(3)
The stock awards reported in this column consist of non-qualified stock option grants made during fiscal 2014 under the Comverse, Inc. 2012 Stock Incentive Compensation Plan.  The stock option grants in this column have the vesting terms set forth in footnotes (1) and (4) to the Outstanding Equity Awards at Fiscal Year-End Table set forth under “—Outstanding Equity Awards at Fiscal Year-End Table.”

(4)
The amounts reported in this column represent the grant date fair value of the equity awards granted to the Named Executive Officers during fiscal 2014 computed in accordance with FASB ASC Topic 718 related to share based payment awards.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of the Named Executive Officers, information regarding outstanding stock options and RSU awards held as of January 31, 2015. The market value of the shares of our common stock reflected in the table is based upon the closing market price of our common stock on January 31, 2015, the last trading day of the fiscal year, as quoted on the NASDAQ Global Market, which was $17.23 per share.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (4)		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (4)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Philippe Tartavull	119,146	59,573	(a)	27.98	5/21/22
	40,690	81,380	(b)	29.00	6/21/23
		142,857	(c)	25.88	6/25/24
						9,928	(2)(k)	171,059
						28,086	(2)(l)	483,922
						49,446	(2)(m)	851,955
						8,847	(3)	152,434
Thomas B. Sabol	45,323	22,661	(d)	23.78	7/24/22
	13,159	26,319	(e)	29.00	6/21/23
		46,200	(f)	25.88	6/25/24
						3,776	(2)(n)	65,060
						9,083	(2)(o)	156,500
						15,991	(2)(p)	275,525
						4,129	(3)	71,125
Nassrin Tavakoli	18,129	9,064	(g)	27.23	10/1/22
	4,883	9,765	(h)	29.00	6/21/23
		20,000	(i)	25.88	6/25/24
						1,510	(2)(q)	26,017
						3,370	(2)(r)	58,065
						6,922	(2)(s)	119,266
						2,360	(3)	40,663
Gani Nayak(j)	13,848			28.23	12/8/15
	9,734			29.00	12/8/15
	3,534			25.88	12/8/15
____________________

(1)	The vesting schedule of stock options held by the Named Executive Officers as of January 31, 2015 is as follows:

a)	Scheduled to vest on May 21, 2015.
b)	Scheduled to vest in two equal installments on each of June 21, 2015 and 2016.
c)	Scheduled to vest in three equal installments on each of June 25, 2015, 2016 and 2017.
d)	Scheduled to vest on July 24, 2015.
e)	Scheduled to vest in two substantially equal installments on each of June 21, 2015 and 2016.
f)	Scheduled to vest in three equal installments on each of June 25, 2015, 2016 and 2017.
g)	Scheduled to vest on October 1, 2015.
h)	Scheduled to vest in two substantially equal installments on each of June 21, 2015 and 2016.
i)	Scheduled to vest in three substantially equal installments on each of June 25, 2015, 2016 and 2017.
j)
In connection with Mr. Nayak’s separation from the Company on December 8, 2014, his unvested stock options and RSUs that were not accelerated in connection with his separation were forfeited.  Mr. Nayak’s vested stock options expire on December 8, 2015, one year from the date of his separation from the Company.

(2)	The time-based RSU awards held by the Named Executive Officers as of January 31, 2015 that were scheduled to vest are as follows:

k)	Scheduled to vest on May 21, 2015.
l)	Scheduled to vest in two equal installments on each of June 21, 2015 and 2016.
m)	Scheduled to vest in three equal installments on each of June 25, 2015, 2016 and 2017.
n)	Scheduled to vest on July 24, 2015.

o)	Scheduled to vest in two substantially equal installments on each of June 21, 2015 and 2016.
p)	Scheduled to vest in three substantially equal installments on each of June 25, 2015, 2016 and 2017.
q)	Scheduled to vest on October 1, 2015.
r)	Scheduled to vest in two equal installments on each of June 21, 2015 and 2016.
s)	Scheduled to vest in three equal installments on each of June 25, 2015, 2016 and 2017.

(3)
The Performance RSUs were granted on June 21, 2013 as one-time special grants, in addition to annual RSU grants, to reward the achievement of certain performance metrics that were critical to Comverse’s business transformation.  70% of the target Performance RSUs have been earned and are now subject to service-based vesting and 30% have been forfeited because the performance metric was not achieved.  See the “Equity Incentive Awards” discussion in “Compensation Discussion and Analysis—Executive Compensation Objectives and Principles—Elements of Direct Compensation.”  As the relevant measurement periods for all of the metrics underlying the Performance RSUs were completed by May 31, 2014, as of January 31, 2015, there were no outstanding Performance RSUs that remained unearned.  Of those Performance RSUs that have been earned, 50% vested on June 25, 2014 and the remaining 50% are scheduled to vest on June 21, 2015.

(4)
The options and time-based RSUs held by the Named Executive Officers (other than Mr. Nayak) as of January 31, 2015 also provide for accelerated automatic vesting in full under the following circumstances:

•	In the event of a change in control, to the extent that the continuing entity fails to assume or replace the equity award with a new award of equivalent value and substantially equivalent terms.
•
If the Named Executive Officer’s employment is terminated by us without cause, any portion of the equity award that would have vested during the one (1) year period following the Named Executive Officer’s termination date (had he continued to be employed by us during such period) will immediately vest.

•	If the Named Executive Officer resigns for good reason.
•
If the Named Executive Officer’s employment is terminated by us without cause or by the executive for good reason either in contemplation of a change in control or within 24 months following a change in control.

•	Upon a Named Executive Officer’s death or disability.

The Performance RSUs held by the Named Executive Officers as of January 31, 2015 also provide for the following vesting terms:

•
In the event of a change in control, to the extent that the continuing entity fails to assume or replace the equity award with a new award of equivalent value and substantially equivalent terms, the Performance RSUs shall become vested on the date of the change in control based upon the performance metrics actually achieved as of such change in control, or if achievement of any performance metric cannot be determined as of such change in control, as though such performance metric had been achieved.

•
In the event of a change in control, to the extent that the continuing entity assumes or replaces the Performance RSUs with a new award of equivalent value and substantially equivalent terms based upon the performance metrics actually achieved as of such change in control, or if achievement of any performance metric cannot be determined as of such change in control, as though such performance metric had been achieved, the vesting schedule of the assumed or replaced RSUs will become solely time-based.

•
If the Named Executive Officer’s employment is terminated by us without cause or by the executive for good reason before the Performance RSUs have vested in full following a change in control, the Performance RSUs will immediately vest.

•
Upon a Named Executive Officer’s death or disability, the Performance RSUs will become time-based and vest on each vesting date on a pro rata basis based upon the number of full months served following the grant date, as of such death or disability, for each of the performance metrics.

Option Exercises and Stock Vested Table

The following table presents, for each of the Named Executive Officers, the number of shares of our common stock acquired upon the vesting of RSU awards during the fiscal year ended January 31, 2015, and the value realized upon the vesting of such awards. For purposes of the table, the value realized is based upon the closing market price of our common stock on the vesting date.

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Philippe Tartavull	32,820	849,298
Thomas B. Sabol	12,448	327,412
Nassrin Tavakoli	5,556	138,762
Gani Nayak	12,495	285,624

___________________

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for the Named Executive Officers during fiscal 2014.

Nonqualified Deferred Compensation

We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for the Named Executive Officers during fiscal 2014.

Employment Agreements and Arrangements with Named Executive Officers

Ms. Tavakoli and Messrs. Tartavull, Sabol and Nayak have entered into written employment agreements with us.  These agreements contain the terms of their employment, including base salary, annual cash incentive award opportunity, long-term equity incentive awards, perquisites, in-service benefits and post-employment benefits, and provide job security by specifying the reasons for which their employment may be terminated and providing them with certain severance payments and benefits under certain circumstances.  Messrs. Sabol and Nayak have entered into separation agreements with us in connection with their separation from the Company.

These agreements protect our interests in the event of a termination of employment by stipulating the rights and responsibilities of the parties and prohibiting these individuals from engaging in certain specific harmful activities, including engaging directly or indirectly in competitive activities, from recruiting or soliciting any officer or employee, from diverting customers to a competitor or from disclosing confidential information or business practices.

The following narrative summarizes the material terms and conditions of these agreements. Each of these agreements includes provisions relating to specific payments and benefits in the event of the Named Executive Officer’s termination of employment under specified circumstances, including following a change in control of our Company.

Philippe Tartavull

We entered into an employment agreement with Mr. Tartavull pursuant to which Mr. Tartavull serves as our Chief Executive Officer as of May 21, 2012 and continuing for a term of three years, and on May 14, 2015, we entered into an amendment to Mr. Tartavull’s employment agreement to extend the term for one year, through May 21, 2016.  The term of Mr. Tartavull’s employment will automatically renew for one-year increments, unless either party provides the other party with a prior written notice of non-renewal at least 60 days prior to the renewal date.  Pursuant to the terms of his employment agreement, Mr. Tartavull receives an annual base salary of $700,000, subject to increase at the discretion of the Compensation Committee, and is eligible to receive an annual performance-based cash bonus in a target amount equal to 100% of his base salary and a maximum of 200% of his base salary.

Upon commencing employment, Mr. Tartavull received (i) an RSU award in respect of 131,441 shares of CTI’s common stock, with a vesting schedule of three equal annual installments commencing May 21, 2013, and (ii) stock options to purchase 788,644 shares of CTI’s common stock at $6.34, the price of such common stock at the close of business on May 21, 2012, with a vesting schedule of three equal annual installments commencing May 21, 2013 and will expire on May 21, 2022, subject to his continuing employment on each vesting date.  On November 1, 2012, in connection with the Share Distribution, these awards were converted into: (i) an RSU award in respect of 29,786 shares of our common stock and (ii) stock options to purchase 178,719 shares of our common stock at $27.98, in each case with the same vesting terms as the original equity grants from CTI.

During the term of employment, Mr. Tartavull is also eligible to receive subsequent equity awards consistent with those provided to other senior executives. Mr. Tartavull is also eligible to participate in any benefit plans, including medical, disability and life insurance, offered by us on the same basis as those generally made available to other senior executives.

Mr. Tartavull was also entitled to be reimbursed for reasonable business expenses and for reasonable legal fees and expenses up to $25,000 incurred in connection with the negotiation and execution of his employment agreement.  Mr. Tartavull is subject to ongoing covenants not to disparage us or disclose our confidential information and to assign to us all intellectual property created during employment.  During his employment and for one year thereafter, he is required not to compete with us or solicit our employees, consultants, customers or clients.

Thomas B. Sabol

Employment Agreement

We entered into an employment agreement with Mr. Sabol pursuant to which Mr. Sabol joined us to serve as our Chief Financial Officer commencing on July 24, 2012 and continuing for a term of three years. Pursuant to the terms of his employment agreement, Mr. Sabol receives an annual base salary of $425,000, subject to increase at the discretion of the Compensation Committee, and is eligible to receive an annual performance-based cash bonus in a target amount equal to 80% of his base salary and a maximum of 160% of his base salary.

Upon commencing employment, Mr. Sabol received (i) an RSU in respect of 50,000 shares of CTI’s common stock, with a vesting schedule of three equal annual installments commencing July 24, 2013, and (ii) stock options to purchase 300,000 shares of CTI common stock at $5.40, the price of such common stock at the close of business on the date of commencement of Mr. Sabol’s employment, with a vesting schedule of three equal annual installments commencing July 24, 2013 and will expire on July 24, 2022, subject to his continuing employment on each vesting date.  On November 1, 2012, in connection with the Share Distribution, these awards were converted into: (i) an RSU award in respect of 11,330 shares of our common stock and (ii) stock options to purchase 67,984 shares of our common stock at $23.78, in each case with the same vesting terms as the original equity grants from CTI.

During the term of employment, Mr. Sabol is also eligible to receive subsequent equity awards consistent with those provided to other senior executives. Mr. Sabol is also eligible to participate in any benefit plans, including medical, disability and life insurance, offered by us on the same basis as those generally made available to other senior executives.

Mr. Sabol is subject to ongoing covenants not to disparage us or disclose our confidential information and to assign us all intellectual property created during employment. During employment and for one year thereafter, he is required not to compete with us or solicit our employees, consultants, customers or clients.

Separation Agreement

On April 30, 2015, we entered into a separation agreement (referred to as the Sabol Separation Agreement) with Mr. Sabol pursuant to which he ceased to serve as Senior Vice President and Chief Financial Officer on April 30, 2015 and his employment will terminate on July 1, 2015 (referred to as the Sabol Separation Date).

Under the terms of the Sabol Separation Agreement, subject to the execution and non-revocation of a waiver and release of claims, Mr. Sabol will be entitled to receive (i) an aggregate amount of $560,000, less lawful deductions, payable as follows: (a) $90,000, less lawful deductions, on the first payroll date after the expiration of the seven (7) day revocation period, (b) $225,000, less lawful deductions, on August 21, 2015, (c) $95,000 on November 27, 2015, (d) $60,000 on February 26, 2015 and (e) $90,000 on April 8, 2016; (ii) a pro-rata portion of his cash bonus for the fiscal year ending January 31, 2016, less lawful deductions, payable only if any annual bonus is paid to other Company executives, at which case, such payment will made at the same time as such payment is made to executives of the Company, but in no event later than April 15, 2016; (iii) the vesting on the Sabol Separation Date of 13,647 RSUs and 51,220 stock options in accordance with the terms of his employment agreement and the applicable RSU and stock option award agreements; and (iv) COBRA premiums contributions by the Company with such contributions ending on the earlier of (a) 12 months from the Sabol Separation Date, or (b) the date on which Mr. Sabol becomes eligible for coverage under the group health plan of another employer.

Under the terms of the Sabol Separation Agreement, Mr. Sabol acknowledged and reaffirmed the validity of his post-employment obligations contained in any prior agreement he executed with the Company relating to non-competition, non-solicitation, confidentiality, assignment of inventions, and non-disparagement, including the applicable provisions set forth in his employment agreement.

Mr. Sabol further agreed that in the event of his breach of any of his post-employment obligations, (i) the Company would have the right to cease making any payments due under the Sabol Separation Agreement, and (ii) Mr. Sabol would be obligated to return to the Company the consideration paid under the Sabol Separation Agreement, subject to 10 days’ notice by the Company and the failure by Mr. Sabol to cure or cease the alleged violation.

Nassrin Tavakoli

We entered into an employment agreement with Ms. Tavakoli pursuant to which Ms. Tavakoli joined us to serve as our Senior Vice President, Chief Technology Officer and R&D commencing on October 1, 2012 and continuing for a term of three years. On May 14, 2015, we entered into an amendment to Ms. Tavakoli’s employment agreement to extend the term for one year, through October 1, 2016.  The term of Ms. Tavakoli’s employment will automatically renew for one-year increments, unless either party provides the other party with a prior written notice of non-renewal at least 60 days prior to the renewal date.   Pursuant to the terms of her employment agreement, Ms. Tavakoli receives an annual base salary of $300,000, subject to increase at the discretion of the Compensation Committee, and is eligible to receive an annual performance-based cash bonus in a target amount equal to 60% of her base salary and a maximum of 120% of her base salary.

Upon commencing employment, Ms. Tavakoli received (i) an RSU in respect of 20,000 shares of CTI’s common stock, with a vesting schedule of three equal annual installments commencing October 1, 2013, and (ii) stock options to purchase 120,000 shares of CTI common stock at $6.17, with a vesting schedule of three equal annual installments commencing October 1, 2013 and will expire on October 1, 2022, subject to her continuing employment on each vesting date.  On November 1, 2012, in connection with the Share Distribution, these awards were converted into: (i) an RSU award in respect of 4,532 shares of our common stock and (ii) stock options to purchase 27,193 shares of our common stock at $29.08, in each case with the same vesting terms as the original equity grants from CTI.

During the term of employment, Ms. Tavakoli is also eligible to receive subsequent equity awards consistent with those provided to other senior executives. Ms. Tavakoli is also eligible to participate in any benefit plans, including medical, disability and life insurance, offered by us on the same basis as those generally made available to other senior executives.

Ms. Tavakoli is subject to ongoing covenants not to disparage us or disclose our confidential information and to assign us all intellectual property created during employment. During employment and for one year thereafter, she is required not to compete with us or solicit our employees, consultants, customers or clients.

Gani Nayak

Employment Agreement

We entered into an employment agreement with Mr. Nayak pursuant to which Mr. Nayak joined us to serve as our Senior Vice President, Systems and Solutions commencing on November 14, 2012 and continuing for a term of three years. Pursuant to the terms of his employment agreement, Mr. Nayak received an annual base salary of $340,000, subject to increase at the discretion of the Compensation Committee, and was eligible to receive an annual performance-based cash bonus in a target amount equal to 100% of his base salary and a maximum of 200% of his base salary.  Mr. Nayak also received a cash signing bonus in the amount of $150,000.

Upon commencing employment, Mr. Nayak received (i) an RSU in respect of 4,790 shares of our common stock, with a vesting schedule of three equal annual installments commencing December 5, 2013, and (ii) stock options to purchase 13,848 shares of our common stock at $28.23, the price of such common stock at the close of business on the date of commencement of Mr. Nayak’s employment, with a vesting schedule of three equal annual installments commencing December 5, 2013, subject to his continuing employment on each vesting date.

During the term of employment, Mr. Nayak was also eligible to receive subsequent equity awards consistent with those provided to other senior executives. Mr. Nayak was also eligible to participate in any benefit plans, including medical, disability and life insurance, offered by us on the same basis as those generally made available to other senior executives.

Mr. Nayak is subject to ongoing covenants not to disparage us or disclose our confidential information and to assign us all intellectual property created during employment. During employment and for one year thereafter, he is required not to compete with us or solicit our employees, consultants, customers or clients.

Separation Agreement

On November 7, 2014, we entered into a separation agreement (referred to as the Nayak Separation Agreement) with Mr. Nayak, pursuant to which Mr. Nayak’s employment terminated on December 8, 2014 (referred to as the Nayak Separation Date).

Under the terms of the Nayak Separation Agreement, Mr. Nayak is entitled to receive (i) an aggregate gross amount of $450,000, less lawful deductions, payable as follows: (a) $50,000, less lawful deductions, on the later of (A) the first payroll date after the expiration of seven (7) days following Mr. Nayak’s execution of a waiver and release of claims and (B) January 16, 2015, (b) $175,000, less lawful deductions, payable on February 13, 2015, (c) $75,000 on May 8, 2015, (d) $50,000 on August 14, 2015 and (e) $100,000 on December 4, 2015; (ii) a pro-rata portion of his cash bonus for the fiscal year ending January 31, 2015, less lawful deductions, payable only if any annual bonus is paid to other Company executives, in which case, such payment was to be made at the same time as such payment is made to executives of the Company, but in no event later than April 15, 2015; (iii) the vesting on the Nayak Separation Date of 3,887 RSUs and 11,243 stock options in accordance with the terms of his employment agreement and the applicable RSU and stock option award agreements; (iv) COBRA premiums contributions by the Company with such contributions ending on the earlier of (a) 12 months from the Nayak Separation Date, or (b) the date on which Mr. Nayak becomes eligible for coverage under the group health plan of another employer; and (v) payment of Mr. Nayak’s legal fees in the amount of $10,000.

Under the terms of the Nayak Separation Agreement, Mr. Nayak acknowledged and reaffirmed the validity of his post-employment obligations contained in any prior agreement he executed with the Company relating to non-competition, non-solicitation, confidentiality, assignment of inventions, and non-disparagement, including the applicable provisions set forth in the Employment Agreement.

Mr. Nayak further agreed that in the event of his breach of any of his post-employment obligations, (i) the Company would have the right to cease making any payments due under the Nayak Separation Agreement, and (ii) Mr. Nayak would be obligated to return to the Company the consideration paid under the Nayak Separation Agreement. However, prior to asserting any such rights under clauses (i) and (ii) of this paragraph, the Company is required to provide Mr. Nayak with a written notice identifying with reasonable specificity the facts and circumstances alleged to constitute a violation of his post-employment obligations and providing Mr. Nayak not less than 10 days to cure or cease the alleged violation.

Potential Payments upon Termination or upon Change in Control

Each of the Named Executive Officers is eligible to receive certain severance payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of Comverse. For a summary of the material terms and conditions of the employment agreements, and, with respect to Messrs. Sabol and Nayak, their Separation Agreements, that govern the disposition of these payments and benefits for our Named Executive Officers, see “—Employment Agreements and Arrangements with Named Executive Officers.”

The estimated potential severance payments and benefits payable to each Named Executive Officer other than Mr. Nayak in the event of termination of his or her employment as of January 31, 2015 pursuant to his or her individual employment agreement are described below. For Mr. Nayak, whose employment terminated on December 8, 2014, his severance payments and benefits payable pursuant to his Separation Agreement are described above under “—Employment Agreements and Arrangements with Named Executive Officers.”  For Mr. Sabol, the summary of potential severance payments and benefits set forth below relates to his employment agreement as of January 31, 2015.  Such arrangements were modified by the Separation Agreement we entered into with Mr. Sabol on April 30, 2015.  For a summary of actual severance payments and benefits to which Mr. Sabol is entitled in connection with his cessation of service as Chief Financial Officer as of April 30, 2015 and anticipated separation from the Company on July 1, 2015, pursuant to Mr. Sabol’s Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

The actual amounts that would be paid or distributed to the Named Executive Officers, other than Messrs. Sabol and Nayak, as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the Named Executive Officer’s base salary and the market price of our common stock. In addition, although we have entered into individual employment agreements providing severance payments and benefits to the Named Executive Officers in connection with a termination of employment under particular circumstances, we may mutually agree with the Named Executive Officers on severance terms that vary from those provided in the pre-existing agreements, such as our separation agreements with Messrs. Sabol and Nayak. Finally, in addition to the amounts presented below, each Named Executive Officer would also receive any shares of our common stock covered by RSUs that vested on or before his or her termination date and would be able to exercise any vested stock options that he or she held as of his termination date.

For more information about the Named Executive Officers outstanding equity awards as of January 31, 2015, see “—Outstanding Equity Awards At Fiscal Year-End Table.”

In addition to the severance payments and benefits described in the Named Executive Officers’ individual employment agreements, and with respect to Messrs. Sabol and Nayak, their separation agreements, these executives are eligible to receive any benefits accrued under broad-based benefit plans, such as disability benefits and accrued vacation pay, in accordance with those plans and policies.

Each of the Named Executive Officers is subject to compliance with certain restrictive covenants set forth in his individual employment agreement that continue following his termination of employment, and, with respect to Messrs. Sabol and Nayak, their separation agreements. Generally, these covenants prohibit the Named Executive Officers from disclosing proprietary or confidential information, developing certain intellectual property rights following termination of their employment and from competing with us for a certain period after termination of their employment. Each of the Named Executive Officers is prohibited for one year after termination of his employment from soliciting any of our employees to leave employment or any of our customers or suppliers to do business with any of our competitors.

Under their employment agreements, the Named Executive Officers other than Messrs. Sabol and Nayak, are eligible to receive certain severance payments and benefits in the event their employment is terminated under various circumstances, including following a change in control of our Company, as follows:

Termination upon Death or Disability

In the event of termination of employment due to death or disability, each of Ms. Tavakoli and Mr. Tartavull will be entitled to receive his or her earned but unpaid base salary, earned but unpaid annual cash incentive award, treatment of any annual equity awards in accordance with the standard policy applicable to our other senior executive officers, and additional benefits, if any, as may be provided under our applicable plans, programs and arrangements.  He or she will also receive immediate vesting of all of his or her outstanding time-based RSU awards and stock options that were granted by us when his or her employment began, or converted by us as of the Share Distribution, as applicable, and his or her Performance RSUs will become time-based and vest on each vesting date on a pro rata basis based upon the number of full months served following the grant date, as of such death or disability, for each of the performance metrics.  As of January 31, 2015, Mr. Sabol would have also received these benefits in the event of termination of employment due to death or disability pursuant to his employment agreement.  For additional information regarding the actual benefits and payments to which Mr. Sabol is entitled to receive in connection with his cessation of service as Senior Vice President and Chief Financial Officer on April 30, 2015 and separation from the Company on July 1, 2015 pursuant to his Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Termination for Cause or without Good Reason

In the event of a termination of employment by us for “cause” or by either Ms. Tavakoli or Mr. Tartavull for other than “good reason” (each as defined in his or her employment agreement), he or she will be entitled to receive his earned but unpaid base salary, earned but unpaid annual cash incentive award, treatment of any annual equity awards in accordance with the standard policy applicable to our other senior executive officers, and additional benefits, if any, as may be provided under our applicable plans, programs and arrangements.  All of his or her unvested RSU awards and stock options shall be immediately forfeited as of the termination date.  As of January 31, 2015, Mr. Sabol would have also received these benefits in the event of termination of employment for “cause” or without “good reason” pursuant to his employment agreement.  For additional information regarding the actual benefits and payments to which Mr. Sabol is entitled to receive in connection with his cessation of service as Senior Vice President and Chief Financial Officer on April 30, 2015 and separation from the Company on July 1, 2015 pursuant to his Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Termination without Cause or for Good Reason

In the event of a termination of employment by us without “cause” or by Mr. Tartavull for “good reason,” subject to his execution of a release of claims against us, he will be entitled to receive any accrued but unpaid base salary, a lump sum severance payment equal to two times his annual base salary then in effect, any earned but not yet paid cash bonus for a fiscal year ending prior to the date of termination, a pro-rata cash bonus for the fiscal year in which the termination occurs based on actual performance, and a lump sum payment equal to 24 months of the COBRA continuation coverage premium as if he were still an active employee. In addition, if Mr. Tartavull’s employment is terminated by us without cause, he will be entitled to immediate vesting of any portion of the equity awards converted in connection with the Share Distribution that would have vested during the one year period following termination had he continued to be employed, or, if Mr. Tartavull resigns for good reason, he will be entitled to immediate vesting in full of such equity awards.  He will also be entitled to the prorated vesting of any other time-based RSUs or stock options, to the date of termination without cause or resignation for good reason.  In addition, he will be entitled to be reimbursed for reasonable business expenses.

In the event of a termination of employment by us without “cause” or by Ms. Tavakoli for “good reason,” subject to her execution of a release of claims against us, she will be entitled to receive any accrued but unpaid base salary, a lump sum severance payment equal to 150% of her annual base salary then in effect, any earned but not yet paid cash bonus for a fiscal year ending prior to the date of termination, a pro-rata cash bonus for the fiscal year in which the termination occurs based on actual performance, and a lump sum payment equal to 18 months of the COBRA continuation coverage premium as if she were still an active employee. In addition, if Ms. Tavakoli’s employment is terminated by us without cause, she will be entitled to immediate vesting of any portion of the equity awards granted by us when her employment began or converted in connection with the Share Distribution, as applicable, that would have vested during the one year period following termination had she continued to be employed, or, if Ms. Tavakoli resigns for good reason, she will be entitled to immediate vesting in full of such equity awards.  She will also be entitled to the prorated vesting of any other time-based RSUs or stock options, to the date of termination without cause or resignation for good reason.  In addition, she will be entitled to be reimbursed for reasonable business expenses.   As of January 31, 2015, Mr. Sabol would have also received these benefits in the event of termination of employment without “cause” or for “good reason” pursuant to his employment agreement.  For additional information regarding the actual benefits and payments to which Mr. Sabol is entitled to receive in connection with his cessation of service as Senior Vice President and Chief Financial Officer on April 30, 2015 and separation from the Company on July 1, 2015 pursuant to his Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Termination in Connection with or following a Change in Control of Our Company

In the event that the employment of Mr. Tartavull or Ms. Tavakoli  is terminated without cause either prior to, but in contemplation of, a “change of control” (as defined in the employment agreement), or within 24 months following a change of control, his or her severance payment amount will be increased to 150% of the sum of his or her annual base salary and target cash bonus and his or her time-based RSUs and stock options will vest in full.  In the event that Mr. Tartavull or Ms. Tavakoli is terminated without cause or resigns for good reason before his or her Performance RSUs have vested in full following a change in control, the Performance RSUs that were assumed or replaced and became time-based will immediately vest.  As of January 31, 2015, Mr. Sabol would have also received these benefits in the event of termination of employment without cause in connection with a change of control pursuant to his employment agreement.  For additional information regarding the actual benefits and payments to which Mr. Sabol is entitled to receive in connection with his cessation of service as Senior Vice President and Chief Financial Officer on April 30, 2015 and separation from the Company on July 1, 2015 pursuant to his Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Potential Payments and Benefits
Upon Termination of Employment
or Change in Control of Our Company

The following table sets forth the potential (estimated) payments and benefits to which each Named Executive Officer other than Mr. Nayak would have been entitled assuming termination of his or her employment or a change in control of our Company as of January 31, 2015, as specified under his or her employment agreement.  For additional information regarding the actual benefits and payments to which Mr. Sabol is entitled to receive in connection with his cessation of service as Senior Vice President and Chief Financial Officer on April 30, 2015 and separation from the Company on July 1, 2015 pursuant to his Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

Triggering Event (1)	Philippe Tartavull (3)	Thomas B. Sabol (4)	Nassrin Tavakoli (5)
Termination upon Death or Disability
Annual Incentive Award (2)	$—	$—	$—
Accelerated Vesting of Equity Awards	$1,595,856	$538,585	$227,068
Severance Payment	$—	$—	$—
Health Benefit Payments	$—	$—	$—
TOTAL	$1,595,856	$538,585	$227,068
Termination without Cause
Annual Incentive Award (2)	$700,000	$340,000	$180,000
Accelerated Vesting of Equity Awards	$447,853	$164,277	$66,135
Severance Payment	$1,400,000	$637,500	$450,000
Health Benefit Payments	$39,489	$29,617	$10,783
TOTAL	$2,617,342	$1,171,394	$706,918
Termination for Good Reason
Annual Incentive Award (2)	$700,000	$340,000	$180,000
Accelerated Vesting of Equity Awards	$477,853	$164,277	$66,135
Severance Payment	$1,400,000	$637,500	$450,000
Health Benefit Payments	$39,489	$29,617	$10,783
TOTAL	$2,617,342	$1,171,394	$706,918
Termination in Connection with a Change in Control
Annual Incentive Award (2)	$700,000	$340,000	$180,000
Accelerated Vesting of Equity Awards	$1,659,370	$568,228	$244,011
Severance Payment	$2,100,000	$1,147,500	$720,000
Health Benefit Payments	$39,489	$29,617	$10,783
TOTAL	$4,498,859	$2,085,345	$1,154,794

________________________

(1)
Assumes the date of termination of employment was January 31, 2015 and that the market price of our common stock on January 31, 2015 (the last trading day of the fiscal year) was $17.23 per share (the closing market price of our common stock as quoted on the NASDAQ Global Market).

(2)
For purposes of these estimates, the pro rata portion of the actual annual cash incentive award payable assumes on-target achievement of the performance goals established for the Named Executive Officer for fiscal 2014 and payment of 100% of the target annual cash incentive award opportunity to each Named Executive Officer.

(3)
For the purpose of these estimates, Mr. Tartavull’s compensation is as follows: current base salary equal to $700,000, a targeted annual cash incentive award opportunity equal to $700,000, outstanding unvested time-based RSU awards covering 87,460 shares of common stock, outstanding unvested performance-based RSU awards covering 8,847 shares of common stock (representing an earnout of 70% of the target share opportunity, based on achievement of metrics), outstanding unvested stock options covering 59,573 shares of common stock having an exercise price of $27.98, outstanding unvested stock options covering 81,380 shares of common stock having an exercise price of $29.00 and outstanding unvested stock options covering 142,857 shares of common stock having an exercise price of $25.88.

(4)
For the purposes of these estimates, Mr. Sabol’s compensation is as follows: current base salary equal to $425,000, a targeted annual cash incentive award opportunity equal to $340,000, outstanding unvested time-based RSU awards covering 28,850 shares of common stock, outstanding unvested performance-based RSU awards covering 4,129 shares of common stock (representing an earnout of 70% of the target share opportunity, based on achievement of metrics), outstanding unvested stock options covering 22,661 shares of common stock having an exercise price of $23.78, outstanding unvested stock options covering 26,319 shares of common stock having an exercise price of $29.00, and outstanding unvested stock options covering 46,200 shares of common stock having an exercise price of $25.88.

(5)
For the purposes of these estimates, Ms. Tavakoli’s compensation is as follows: current base salary equal to $300,000, a targeted annual cash incentive award opportunity equal to $180,000, outstanding unvested time-based RSU awards covering 11,802 shares of common stock, outstanding unvested performance-based RSU awards covering 2,360 shares of common stock (representing an earnout of 70% of the target share opportunity, based on achievement of metrics), outstanding unvested stock options covering 9,064 shares of common stock having an exercise price of $27.23, outstanding unvested stock options covering 9,766 shares of common stock having an exercise price of $29.00 and outstanding unvested stock options covering 20,000 shares of common stock having an exercise price of $25.88.

The following table sets forth the actual payments and benefits to which Mr. Nayak is entitled in connection with the termination of his employment on December 8, 2014, as specified under his Separation Agreement, assuming compliance by Mr. Nayak with his post-employment obligations.

Termination (as of December 8, 2014) (1)
Annual Incentive Award (2)	$0
Accelerated Vesting of Equity Awards	$71,987	(3)
Severance Payment	$450,000
Health Benefit Payments	$15,448
Reimbursement of Legal Fees	$10,000
TOTAL	$547,434

________________________

(1)	For more information on Mr. Nayak’s Separation Agreement, see “—Employment Agreements and Arrangements with Named Executive Officers.”

(2)
Mr. Nayak was entitled to receive the annual cash incentive earned by Mr. Nayak for the fiscal year ended January 31, 2015, prorated to reflect the date of his separation from the Company.  However, as we did not meet our threshold under the plan, no annual cash incentive payouts were made in respect of fiscal 2014.

(3)
Reflects the acceleration of 3,887 RSUs held by Mr. Nayak on his separation date.  Mr. Nayak’s stock options were also accelerated as follows:  (i) stock options to purchase 4,616 shares of common stock at an exercise price of $28.23; (ii) stock options to purchase 3,093 shares of common stock at an exercise price of $29.00; and (ii) stock options to purchase 3,534 shares at an exercise price of $25.88.  Since the closing price of the Company’s common stock on the date of Mr. Nayak’s separation was $18.52, Mr. Nayak’s accelerated stock options were out-of-the-money and therefore no value is reflected for such options in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Agreement with Becker Drapkin

On March 12, 2014, we entered into an agreement (or the Agreement) with Mr. Drapkin, Becker Drapkin Management, L.P., and certain of their affiliates (or, collectively, the BD Group).

Under the terms of the Agreement, we agreed (a) on the date of the Agreement to (i) increase the size of the Board from seven to eight total directors; (ii) appoint Mr. Drapkin as a member of the Board; and (iii) appoint Mr. Drapkin as a member of the Compensation and Leadership Committee of the Board; (b) to nominate Mr. Drapkin for election or re-election to the Board at our 2014 and 2015 annual stockholders’ meetings, subject to the nonoccurrence of certain events described in the Agreement; and (c) for so long as Mr. Drapkin is a member of the Board, (i) that Mr. Drapkin shall be a member of the Compensation and Leadership Committee and (ii) to consider Mr. Drapkin, in good faith based on Mr. Drapkin’s relevant experience, for membership on any committee of the Board constituted to evaluate strategic opportunities or transactions.

If Mr. Drapkin is unable or unwilling to serve as a director, the BD Group and the Board (excluding Mr. Drapkin) shall agree on a replacement.

The Agreement also provides that the BD Group shall have certain obligations until the later of immediately following our 2016 stockholders’ meeting and 30 days after Mr. Drapkin ceases to be a member of the Board, or such earlier date, if any, on which Comverse materially breaches certain provisions of the Agreement and such breach has not been cured within ten business days following written notice, provided the breach is curable (referred to as the Standstill Period).

During the Standstill Period, the BD Group has agreed to (a) cause all shares of our common stock beneficially owned by the BD Group to be present for quorum purposes at all stockholders’ meetings and to be voted in favor of all directors nominated by the Board for election and against the removal of any directors whose removal is not recommended by the Board, unless and until the Board does not recommend Mr. Drapkin for re-election at the our 2016 annual stockholders’ meeting; and (b) refrain from taking certain actions, including, subject to certain exceptions, to not (i) acquire beneficial ownership of more than 14.9% of our common stock; (ii) engage in activities to control or influence our governance or policies, including by submitting shareholder proposals, nominating candidates for election to the Board or opposing candidates nominated by the Board, attempting to call special meetings of our stockholders or soliciting proxies with respect to our voting securities; (iii) participate in any “group,” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to our common stock; (iv) be involved with certain business combination or extraordinary transactions; (v) make certain unpermitted dispositions of Comverse’s common stock; (vi) be involved with any litigation, arbitration or other proceeding against or involving us or our directors or officers while Mr. Drapkin is a director; or (vii) engage in any short sale or derivatives transaction that derives any significant part of its value from a decline in the market price or value of our securities. Mr. Drapkin has also agreed not to serve on the board of directors of a competitor of ours while serving as our director.  Notwithstanding the above, if the Board does not recommend Mr. Drapkin for re-election at the 2016 annual stockholders’ meeting, the BD Group may nominate candidates for election to the Board and make public statements and solicit proxies in support of any such candidate’s nomination for election at the 2016 annual stockholders’ meeting.

In addition, the Agreement provides that Mr. Drapkin irrevocably tender his resignation as director effective as of the date that (a) the BD Group does not have beneficial ownership of (i) 5% or more of our outstanding common stock, disregarding issuances by us of equity securities and/or issuances primarily for cash consideration or the purpose of providing compensation to our executive officers, directors, employees or consultants, or (ii) after including such issuances, 3% or more of our outstanding common stock; or (b) the BD Group materially breaches certain provisions of the Agreement and such breach has not been cured within ten business days following written notice, provided such breach is curable.

Indemnification Agreements

We have entered into an indemnification agreement with each of our executive officers and directors that provides, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

Review and Approval of Related Party Transactions

Recognizing that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception or appearance thereof), each of the Corporate Governance & Nominating Committee and the Audit Committee recommended, and, on October 30, 2012, the Board of Directors adopted, a Related Party Transactions Policy to provide guidance in identifying, reviewing and, where appropriate, approving or ratifying a related party transaction.

For purposes of the policy, a “related party” is any person or entity who is, or at any time since the beginning of Comverse’s last fiscal year was:

•	a Comverse director or executive officer or director nominee;

•	any stockholder who is known to Comverse to beneficially own more than 5% of Comverse’s total outstanding common stock;

•	an immediate family member of the foregoing; or

•
any entity that is owned or controlled by any of the foregoing or with respect to which any of the foregoing serves as an officer or general partner or an entity in which any of the foregoing has a substantial ownership interest.

For purposes of the policy, a “related party transaction” is any transaction or series of similar or related transactions (including any amendment to a previously approved related party transaction) in which Comverse or any of its subsidiaries is a participant (other than transactions by and among Comverse and its direct and indirect wholly-owned subsidiaries), in which the aggregate amount involved exceeds or is reasonably expected to exceed $120,000 and any related party has or will have a direct or indirect material interest (including, but not limited to, ownership interests, investments or positions of interest), as determined by the Board of Directors.

The Board of Directors has determined that the Audit Committee, in conjunction with Comverse’s legal staff, is best situated to review and, when appropriate, approve and ratify related party transactions. The Audit Committee is comprised of Messrs. Budge, Inbar, and Terrell, all of whom were determined by the Board of Directors to be independent.  Neil Montefiore also served as an independent member of the Audit Committee, from September 2013 until his resignation effective as of the 2015 Annual Meeting.  In approving or ratifying a related party transaction, the Audit Committee must determine, based on the facts and circumstances, whether such related party transaction is:

•	consistent with the best interests of Comverse;

•	fair and reasonable to Comverse (without requiring the Audit Committee to obtain a fairness opinion or other third party support or advice);

•	would not impair or jeopardize the independence of an outside director; and

•	would not present an improper conflict of interest for any director or executive officer of Comverse after taking into account the factors set forth below.

The Audit Committee takes into consideration all facts and circumstances when making a determination whether to approve or ratify a related party transaction, as applicable, including the following factors:

•	the related party’s relationship to Comverse and interest in the related party transaction;

•	the material facts of the related party transaction, including the proposed aggregate value, purpose and proposed benefits to Comverse;

•	the materiality of the related party transaction to the related party and Comverse;

•	whether the related party transaction is on terms no less favorable to Comverse than terms that could have been reached with an unrelated third party;

•	whether the related party transaction is in the ordinary course of Comverse’s business;

•	whether the related party transaction would violate any provision of the Code of Conduct;

•	the effect of the related party transaction on Comverse’s business and operations, including Comverse’s internal control over financial reporting and system of disclosure controls and procedures;

•	whether the related party transaction was initiated by Comverse or the related party; and

•	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular related party transaction.

Transactions with Related Parties

Other than compensation agreements and other arrangements described under the sections of this Proxy Statement entitled “Executive Compensation” and “Compensation of Directors” and the agreement with the BD Group, since February 1, 2014, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we have been or will be a participant:

•	in which the amount involved exceeded or will exceed $120,000; and

•	in which any director, nominee, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the directors and executive officers of Comverse and persons who own more than 10 percent of a registered class of Comverse’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Comverse common stock and other equity securities. Directors, officers and beneficial owners of more than 10 percent of Comverse’s common stock are required by SEC regulation to furnish Comverse with copies of all Section 16(a) forms they file. To Comverse’s knowledge, based solely on a review of the copies of such reports furnished to Comverse and representations that no other reports were required, all Section 16(a) filing requirements were satisfied for the fiscal year ended January 31, 2015.

STOCKHOLDER PROPOSALS FOR INCLUSION IN 2016 PROXY STATEMENT

Under Rule 14a-8 promulgated under the Exchange Act, certain stockholder proposals may be eligible for inclusion in our proxy statement and form of proxy in connection with our annual meeting of stockholders.  If a stockholder intends to present any proposal for inclusion in the proxy statement in accordance with Rule 14a-8 for consideration at our annual meeting of stockholders to be held in 2016, such proposal must be received at our principal executive offices no later than January 29, 2016.  Any such proposal must also comply with applicable state law and the requirements of the rules and regulations promulgated by the SEC relating to stockholder proposals. Such proposals must be delivered to our Corporate Secretary at our principal executive offices at 200 Quannapowitt Parkway, Wakefield, MA 01880. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with regulations governing the solicitation of proxies.

Also, under our Bylaws, for any director nominations or other proposals intended to be presented at the 2016 annual meeting of stockholders, we must receive proposals from stockholders at our principal executive offices no earlier than March 14, 2016 but no later than April 13, 2016.  Such notice must be delivered to our Corporate Secretary at our principal executive offices at 200 Quannapowitt Parkway, Wakefield, MA 01880 and must comply with the requirements set forth in Article I, Section 1 of our Bylaws. Notice of any business to be brought before the 2016 annual meeting not received in accordance with the above standards may not be presented at the 2016 annual meeting of stockholders.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders may contact the Board electronically by sending an email to: boardofdirectors@comverse.com. Alternatively, stockholders can contact the Board by writing to: Board of Directors, Comverse, Inc., 200 Quannapowitt Parkway, Wakefield, MA 01880.  Communications received electronically or in writing are forwarded to the Chairman of the Board or other members of the Board as appropriate depending on the facts and circumstances outlined in the communication.

STOCKHOLDERS SHARING THE SAME ADDRESS

We have adopted a procedure called “householding.” Under this procedure, we are delivering only one copy of the proxy materials to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder.

We will deliver promptly upon written or oral request a separate copy of the proxy materials to any stockholder at a shared address to which a single copy was delivered. To receive a separate copy of proxy materials, please submit your request to Broadridge Financial Solutions by calling 1-800-579-1639 or by following the instructions on your proxy card to request delivery of paper copies through the Internet or by e-mail, or in writing addressed to Comverse, Inc., 200 Quannapowitt Parkway, Wakefield, MA 01880, Attn: Investor Relations.

If you are a holder of record and would like to receive a separate copy of the proxy materials or notice of internet availability of proxy materials, as applicable, in the future, please contact Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, tel. 800-542-1061. You will be removed from the householding program within 30 days of your request.

Any stockholders of record who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy of this Notice per household in the future should contact Broadridge Householding Department at the contact information listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares through a broker, bank or other nominee in “street name,” please contact such broker, bank or other nominee to request information about householding.

OTHER MATTERS

Our Board knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board may recommend.

We will pay the costs of soliciting proxies from stockholders. Comverse is soliciting proxies by mail, over the Internet and by telephone, and our directors, officers and employees may solicit proxies on behalf of Comverse without additional compensation.  We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $8,000, plus reimbursement of expenses. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

2015 CORPORATE INFORMATION

BOARD OF DIRECTORS

Susan D. Bowick	Director, Earthlink, Inc.
James Budge	Chief Operating Officer and Chief Financial Officer of Genesys Telecommunications Laboratories, Inc.
Matthew A. Drapkin	Partner, Becker Drapkin Management
Doron Inbar	Venture Partner, Carmel Ventures
Henry R. Nothhaft	Chairman of the Boards of Directors, Comverse, Inc. and SPTS Technologies
Philippe Tartavull	President and Chief Executive Officer, Comverse, Inc.
Mark C. Terrell	Retired Partner, KPMG

EXECUTIVE OFFICERS

Philippe Tartavull	President and Chief Executive Officer
Jacky Wu	Senior Vice President, Chief Financial Officer
Roy S. Luria	Senior Vice President, General Counsel and Corporate Secretary
Shawn C. Rathje	Vice President, Chief Accounting Officer and Corporate Controller
Nassrin Tavakoli	Senior Vice President, Chief Technology Officer and R&D

CORPORATE INFORMATION

Corporate Headquarters	Stock Listing	Form 10-K

200 Quannapowitt Parkway
Wakefield, Massachusetts 01880
Tel: (781) 246-9000

Visit the Company’s website at: www.comverse.com

Investor Relations

For stockholder or investor related inquiries, contact:
Michael Grossi
Email: michael.grossi@comverse.com
Tel: +1-781-224-8030

Our common stock is traded on the NASDAQ Global Market under the symbol “CNSI.”

Transfer Agent

For questions regarding misplaced stock certificates, changes of address or the consolidation of accounts, please contact our transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
(800) 937-5449
(718)921-8124
www.amstock.com

Our Annual Report on Form 10-K for the fiscal year ended January 31, 2015, and all exhibits thereto, are available free of charge from the SEC website, www.sec.gov.  Copies of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules thereto, are available without charge upon request.  With the payment of an appropriate processing fee, we will also provide copies of the exhibits to our Annual Report on Form 10-K.  Please address all such requests to the Investor Relations department at our principal executive offices at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.

APPENDIX A

COMVERSE, INC. 2015

EMPLOYEE STOCK PURCHASE PLAN

COMVERSE, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

Page

1.	Establishment, Purpose and Term of Plan		1
	1.1	Establishment	1
	1.2	Purpose	1
	1.3	Term of Plan	1
2.	Definitions and Construction		1
	2.1	Definitions	1
	2.2	Construction	6
3.	Administration		6
	3.1	Administration by the Committee	6
	3.2	Authority of Officers	6
	3.3	Power to Adopt Sub-Plans	6
	3.4	Power to Vary Terms with Respect to Non-U.S. Employees	7
	3.5	Power to Establish Separate Offerings with Varying Terms	7
	3.6	Policies and Procedures Established by the Company	7
	3.7	Indemnification	7
4.	Shares Subject to Plan		8
	4.1	Maximum Number of Shares Issuable	8
	4.2	Adjustments for Changes in Capital Structure	8
5.	Eligibility		9
	5.1	Employees Eligible to Participate	9
	5.2	Exclusion of Certain Stockholders	9
	5.3	Determination by Company	9
6.	Offerings		10
	6.1	Offering Periods	10
	6.2	Purchase Periods	10
	6.3	Non-United States Offerings	10
7.	Participation in the Plan		10
	7.1	Initial Participation	10
	7.2	Continued Participation	11
8.	Right to Purchase Shares		11

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Page

	8.1	Grant of Purchase Right	11
	8.2	Calendar Year Purchase Limitation	11
	8.3	Aggregate Purchase Date Share Limit	12
9.	Purchase Price		12
10.	Accumulation of Purchase Price through Payroll Deduction		12
	10.1	Amount of Payroll Deductions	12
	10.2	Commencement of Payroll Deductions	12
	10.3	Election to Change or Stop Payroll Deductions	13
	10.4	Administrative Suspension of Payroll Deductions	13
	10.5	Participant Accounts	13
	10.6	No Interest Paid	13
	10.7	Voluntary Withdrawal from Plan Account	13
11.	Purchase of Shares		14
	11.1	Exercise of Purchase Right	14
	11.2	Pro Rata Allocation of Shares	14
	11.3	Delivery of Title to Shares	15
	11.4	Return of Plan Account Balance	15
	11.5	Tax Withholding	15
	11.6	Expiration of Purchase Right	15
	11.7	Provision of Reports and Stockholder Information to Participants	15
12.	Withdrawal from Plan		16
	12.1	Voluntary Withdrawal from the Plan	16
	12.2	Automatic Withdrawal from Offering and Re-enrollment	16
	12.3	Return of Plan Account Balance	16
13.	Termination of Employment or Eligibility		16
14.	Effect of Change in Control on Purchase Rights		17
15.	Nontransferability of Purchase Rights		17
16.	Compliance with Applicable Law		17
17.	Rights as a Stockholder and Employee		18
18.	Notification of Disposition of Shares		18

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Page

19.	Legends		18
20.	Designation of Beneficiary		19
	20.1	Designation Procedure	19
	20.2	Absence of Beneficiary Designation	19
21.	Notices		19
22.	Amendment or Termination of the Plan		19
23.	No Representations with Respect to Tax Qualification		20
24.	Choice of Law		20

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Comverse, Inc.
2015 Employee Stock Purchase Plan

1. Establishment, Purpose and Term of Plan.

1.1 Establishment.  The Comverse, Inc. 2015 Employee Stock Purchase Plan is hereby established effective as of June 24, 2015, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose.  The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock.  The Plan is comprised of the Section 423 Plan and the Non-423 Plan.  The Company intends that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Section 423 Plan shall be so construed.  The Non-423 Plan, which is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, is intended to provide Eligible Employees employed by Participating Companies outside the United States with an opportunity to purchase shares of Stock pursuant to the terms and conditions of the Plan but not necessarily in compliance with the requirements of Section 423 of the Code.

1.3 Term of Plan.  The Plan shall continue in effect until its termination by the Committee.

2. Definitions and Construction.

2.1 Definitions.  Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Change in Control” means the occurrence of any of the following events:

(i) any Person, entity or affiliated group becoming the Beneficial Owner or Owners of more than fifty percent (50%) of the outstanding equity securities of the Company, or otherwise becoming entitled to vote shares representing more than fifty percent (50%) of the total voting power of the Company’s then-outstanding securities eligible to vote to elect members of the Board (the “Voting Securities”);

(ii)  consummation of a consolidation or merger of the Company pursuant to which the holders of the Company’s equity securities immediately prior to such transaction would not be the holders immediately after such transaction of more than fifty percent (50%) of the Voting Securities of the entity surviving such transaction in substantially similar proportions that they held equity securities of the Company prior to such transaction;

(iii) shareholder approval and consummation of (or if shareholder approval is not required, the consummation of) a plan for the sale of all or substantially all of the assets of the Company to any other Person (it being understood that a spin-off of shares of capital stock of any subsidiary of the Company or a distribution of other assets of the Company as a dividend to its shareholders does not constitute a sale thereof);

(iv) the date, during any period of twenty-four (24) consecutive months, that individuals who as of the beginning of such period constituted the entire Board (together with any new directors other than those new directors elected in connection with an actual or threatened proxy contest or any other actual or threatened solicitation of proxies) whose election by such Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors of the Company, then still in office, who were directors at the beginning of the period (or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

(v) the approval of the shareholders of the Company of the liquidation or dissolution of the Company; provided, that a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially similar proportions by the Persons who hold the Company’s securities immediately before such transaction.  For purposes of this definition, (I) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), and (II) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

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(e) “Company” means Comverse, Inc., a Delaware corporation, or any successor corporation thereto.

(f) “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code.  Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period.  Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.

(g)  “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h) “Employee” means a person treated as an employee of a Participating Company, and, with respect to the Section 423 Plan, a person who is an employee for purposes of Section 423 of the Code.  A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company.  For purposes of the Section 423 Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less.  For purposes of the Section 423 Plan, if an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.  The foregoing rules regarding leaves of absence shall apply equally for purposes of the Non-423 Plan, except as otherwise required by applicable Local Law.

(i) “Fair Market Value” means, as of any date:

(i) If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

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(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(k) “Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.

(l) “Non-423 Plan” means that component of the Plan which is not intended to be an “employee stock purchase plan” under Section 423 of the Code and need not necessarily comply with the requirements of Section 423 of the Code.

(m) “Non-United States Offering” means either (i) an Offering under the Section 423 Plan covering Eligible Employees employed by a Participating Company outside the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.4; or (ii) an Offering under the Non-423 Plan covering Eligible Employees of one or more Participating Companies outside the United States, the terms of which need not comply with the requirements of Section 423 of the Code.

(n) “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(o) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(p) “Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.

(q) “Officer” means any person designated by the Board as an officer of the Company.

(r) “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(s) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

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(t) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(u) “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan.  The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.  The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Section 423 Plan and those Participating Companies whose Eligible Employees may participate in the Non-423 Plan.

(v) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(w) “Plan” means this 2015 Employee Stock Purchase Plan of the Company, as amended from time to time, comprised of the Section 423 Plan and the Non-423 Plan.

(x) “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period, on which outstanding Purchase Rights are exercised.

(y) “Purchase Period” means a period, established by the Committee in accordance with Section 6.2 and included within an Offering Period, the final date of which is a Purchase Date.

(z) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(aa) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding.  Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(bb) “Registration Date” means the effective date of the registration on Form S-8 of shares of Stock issuable pursuant to the Plan.

(cc) “Section 423 Plan” means that component of the Plan which is intended to be an “employee stock purchase plan” under Section 423 of the Code.

(dd) “Securities Act” means the Securities Act of 1933, as amended.

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(ee) “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(ff) “Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee.

(gg) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(hh) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith.  Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering under the Section 423 Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses incurred in connection with the administration of the Plan shall be paid by the Company.  Notwithstanding the foregoing or anything herein to the contrary, in any event, the Board may, in its discretion, exercise any or all of the power, authority and discretion granted to the Committee hereunder in lieu of the Committee.

3.2 Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Power to Adopt Sub-Plans.  The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or

6

desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall be within the scope of the Non-423 Plan.  Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4.  Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan.

3.4 Power to Vary Terms with Respect to Non-U.S. Employees.  In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the Code, to grant Purchase Rights in an Offering under the Section 423 Plan to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.5 Power to Establish Separate Offerings with Varying Terms.  The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering under the Section 423 Plan shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.

3.6Policies and Procedures Established by the Company.  Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan, and with the requirements of Section 423 of the Code in the case of the Section 423 Plan, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.  All such actions by the Company with respect to the Section 423 Plan shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.4 and the regulations under Section 423 of the Code.

3.7 Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board

7

or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section  4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan and the Section 423 Plan shall be 840,000 shares, and the maximum aggregate number of shares of Stock that may be issued under the Non-423 Plan shall be 840,000, less the aggregate number of shares of Stock issued under the Section 423 Plan.  Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof.  If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period or Purchase Period (as described in Sections 8.1 and 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights

8

shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right.  The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility.

5.1 Employees Eligible to Participate.  Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

An Eligible Employee shall be eligible to participate in the Section 423 Plan or the Non-423 Plan in accordance with the designation in Appendix A of the Employee’s employer as either a Section 423 Plan Participating Company or a Non-423 Plan Participating Company.  Notwithstanding the foregoing, an Employee of a Participating Company designated in Appendix A as a Section 423 Plan Participating Company who is a citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the Section 423 Plan or an Offering thereunder if either (i) the grant of a Purchase Right under the Section 423 Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Section 423 Plan or Offering to violate the requirements of Section 423 of the Code.  For purposes of participation in the Non-423 Plan, Eligible Employees shall include any other Employees of the applicable Non-423 Plan Participating Company to the extent that applicable Local Law requires participation in the Plan to be extended to such Employees, as determined by the Company.

5.2 Exclusion of Certain Stockholders.  Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Section 423 Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code.  For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3 Determination by Company.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or

9

termination of such status, as the case may be.  For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6. Offerings.

6.1 Offering Periods.  The Plan shall be implemented by Offering Periods of approximately twelve (12) months’ duration or such other duration as the Committee shall determine.  Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.  The Offering Date and duration of the initial Offering Period shall be established by the Committee.  No Offering shall commence, and the Company shall not require or permit any Participant to deliver a Subscription Agreement for participation in an Offering, prior to the Registration Date.

6.2 Purchase Periods.  If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date.  Notwithstanding the foregoing, the Board may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods.

6.3 Non-United States Offerings.  The Committee shall communicate to the Employees eligible to participate in a Non-United States Offering those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant Offering under the Section 423 Plan a reasonable period of time prior to the Subscription Date for such Non-United States Offering.

7. Participation in the Plan.

7.1 Initial Participation.  An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period.  An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period.  An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

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7.2 Continued Participation.  A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13.  A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan.  However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8. Right to Purchase Shares.

8.1 Grant of Purchase Right.  Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below).  The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period.  No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.  For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying two hundred (200) shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.2 Calendar Year Purchase Limitation.  Notwithstanding any provision of the Plan to the contrary, no Participant (whether participating in the Section 423 Plan or the Non-423 Plan) shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time.  For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period.  The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code or any successor thereto and the regulations thereunder.

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8.3 Aggregate Purchase Date Share Limit.  Except as otherwise determined by the Committee prior to the Offering Date of any Offering Period, the aggregate number of shares that may be purchased by all Participants on any Purchase Date  of a Purchase Period of approximately six (6) months’ duration shall not exceed 200,000 shares.  Unless otherwise specified by the Committee, such limit shall apply in the aggregate to all Purchase Periods ending on the same date, regardless of whether under the Section 423 Plan or the Non-423 Plan.  The Committee may make pro rata adjustment to the foregoing limit for Purchase Periods of more or less than six (6) months’ duration.

9. Purchase Price.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.  Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. Accumulation of Purchase Price through Payroll Deduction.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering or except as otherwise provided by the Committee in connection with an Offering under the Non-423 Plan, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions.  Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement.  The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%).  The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2 Commencement of Payroll Deductions.  Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

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10.3 Election to Change or Stop Payroll Deductions.  During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.”  The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants.  A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.

10.4 Administrative Suspension of Payroll Deductions.  The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.2.  Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5 Participant Accounts.  Individual bookkeeping accounts shall be maintained for each Participant.  All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b) or pursuant to an Offering under the Non-423 Plan) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company (except as otherwise required by Local Law in connecting with an Offering under the Non-423 Plan).  All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid.  Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan).

10.7 Voluntary Withdrawal from Plan Account.  A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose.  A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1.  Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan.  The Company may from time to time establish or change

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limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11. Purchase of Shares.

11.1 Exercise of Purchase Right.

(a) Generally.  Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price.  However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right.  No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b) Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law.  Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition or restrictions on payroll deductions.  The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law.  On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock.  However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right.  The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2 Pro Rata Allocation of Shares.  If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to

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be equitable.  Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3 Delivery of Title to Shares.  Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4 Return of Plan Account Balance.  Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date.  However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5 Tax Withholding.  At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively.  A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.  The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy withholding obligations for such taxes.

11.6 Expiration of Purchase Right.  Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Provision of Reports and Stockholder Information to Participants.  Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4.  The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine.  In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

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12. Withdrawal from Plan.

12.1 Voluntary Withdrawal from the Plan.  A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose.  Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date.  A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1.  The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Return of Plan Account Balance.  Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan), and the Participant’s interest in the Plan and the Offering shall terminate.  Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13. Termination of Employment or Eligibility.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately.  In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate.  Interest shall not be paid on sums returned pursuant to this Section 13 (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan).  A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14. Effect of Change in Control on Purchase Rights.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock.  If the Acquiring Corporation elects not to assume,

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continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted.  All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. Nontransferability of Purchase Rights.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution.  (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.)  Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1.  A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16. Compliance with  Applicable Law.

The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable.  A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed.  In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. Rights as a Stockholder and Employee.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the

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books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2.  Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.

18. Notification of Disposition of Shares.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right.  The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right.  The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19. Legends.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.  Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF.  THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20. Designation of Beneficiary.

20.1 Designation Procedure.  Subject to applicable Local Law and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if

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any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2 Absence of Beneficiary Designation.  If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

21. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Amendment or Termination of the Plan.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Section 423 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule.  In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies.  Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

23. No Representations with Respect to Tax Qualification.

Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and

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expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan.  The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

24. Choice of Law.

Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Comverse, Inc. 2015 Employee Stock Purchase Plan as duly adopted by the Board on May 14, 2015.

/s/ Roy S. Luria
Roy S. Luria, Secretary

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APPENDIX A
Participating Companies in Section 423 Plan

Boston Technology International, Inc.

Boston Technology Mexico, Inc.

Comverse Albania Holdings, Inc.

Comverse Chile, Inc.

Comverse, Inc.

Comverse Kenan Canada Holdings, Inc.

Comverse Media Holding Inc.

CTI Capital Corp.

NetCentrex Inc.

Netonomy Inc.

Participating Companies in Non-423 Plan

Comverpor Sistemas De Telecomunicacoes, LDA
Comverse (NZ) Limited
Comverse Australasia Pty Ltd.
Comverse Belgium SA
Comverse Bulgaria EOOD
Comverse Chile S.A.
Comverse Curacao N.V.
Comverse Czech s.r.o.
Comverse Denmark ApS
Comverse do Brasil Ltda.
Comverse Finland OY
Comverse France S.A.
Comverse Germany GmbH

Comverse Hellas Services Limited Liability Company
Comverse Italia Srl.
Comverse Japan Ltd.
Comverse Kenan Bermuda Limited
Comverse Kenan Canada Corp.
Comverse Kenan de Mexico, S. de R.L. de C.V.
Comverse Kenan Luxembourg Sarl
Comverse Kenan Malaysia Sdn Bhd
Comverse Kenan Mauritius Limited
Comverse Kenan UK
Comverse Ltd.
Comverse Malaysia SDN, BHD
Comverse Media Ltd.
Comverse Netherlands B.V.
Comverse Network Systems Austria GmbH
Comverse Network Systems Canada, Inc.
Comverse Network Systems Europe B.V.
Comverse Network Systems India Pvt. Ltd.
Macau
Comverse Network Systems Mexico, S.A. de S.C.
Comverse Network Systems Servicios Mexico S.C.
Comverse Network Systems Sistemleri Sirketi Ltd.
Comverse Network Systems,S.L.
Comverse Philippines Inc.
Comverse Poland Sp. z.o.o.
Comverse SA (Pty) Ltd
Comverse Singapore Pte. Ltd.
Comverse Sweden AB
Comverse Switzerland, S.A.

Comverse Thailand Ltd.
Comverse UK Ltd.
Exalink Ltd.
Music4me Ltd.
Netonomy B.V.
Netonomy Ltd.
OOO “Comverse Network Systems”
PT. Comverse Indonesia
Solaiemes S.L.

APPENDIX B

FORMS OF

ENROLLMENT/CHANGE NOTICE/WITHDRAWAL FORM
AND
SUBSCRIPTION AGREEMENT

APPENDIX B

COMVERSE, INC.

2012 STOCK INCENTIVE COMPENSATION PLAN

AS AMENDED AND RESTATED EFFECTIVE JUNE 24, 2015

COMVERSE, INC.

AMENDED AND RESTATED 2012 STOCK INCENTIVE COMPENSATION PLAN

Article 1.       Establishment & Purpose

1.1           Establishment. Comverse, Inc. previously established the Comverse, Inc. 2012 Stock Incentive Compensation Plan (the “Prior Plan”), and hereby amends and restates the plan in the form of this Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan, as may be amended from time to time (hereinafter referred to as the “Plan”) as set forth in this document, effective as of June 24, 2015, the date of its approval by the stockholders of the Company (the “Effective Date”).  If the Plan is not approved by the stockholders of the Company, the Prior Plan will continue to operate according to its terms.

1.2           Purpose of the Plan. The purposes of the Plan are to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Directors, Employees and Consultants, to align their respective interests with shareholders’ interests through equity-based compensation and to permit the granting of Awards that are intended to constitute performance-based compensation for certain executive officers under Section 162(m) of the Code.

Article 2.       Definitions

Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

2.1           “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company or any successor to the Company.  For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

2.2           “Award” means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award, or Performance Award that is granted under the Plan.

2.3           “Award Agreement” means either (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company or a Subsidiary to a Participant describing the terms and provisions of the actual grant of such Award.

2.4           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5           “Board” means the Board of Directors of the Company.

2.6           “Board Approval” means approval by the affirmative vote of a majority of the members of the Board present at any meeting of the Board at which a quorum is present, provided that such vote includes the affirmative vote of a majority of the Outside Directors present and not less than two Outside Directors are present.

2.7           “Cause”, unless otherwise provided in an Award Agreement or with respect to a Participant who has entered into a written employment, consulting or similar agreement with the Company or any Subsidiary or Affiliate that has the meaning ascribed to “Cause” (or an equivalent term) in such agreement, means: (i) the Participant’s refusal or failure to perform any of his duties and responsibilities as determined from time to time by the Board, including, without limitation: (a) the Participant’s persistent neglect of duty or chronic unapproved absenteeism (other than for a temporary or permanent disability) which remains uncured to the reasonable satisfaction of the Board following thirty (30) days’ written notice from the Company of such alleged fault; and (b) the Participant’s refusal to comply with any lawful directive or policy of the Board which refusal is not cured by the Participant within thirty (30) days of such written notice from the Company; provided, however, that the Company shall not be required to give the Participant a cure period with respect to this clause (i) on more than one occasion; (ii) the Participant acts (including a failure to act) in a manner which constitutes willful misconduct, gross negligence, or insubordination; (iii) the Company’s determination that, in the reasonable judgment of the Board, the Participant has: (x) committed an act of fraud, personal dishonesty or misappropriation relating to the Company; (y) violated any material provision of any written policy of the Company; or (z) committed any other act causing material harm to the Company’s standing or reputation, or any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud with respect thereto; (iv) a material breach by the Participant of the terms of the Plan or any Award Agreement, any other written agreement with the Company or any fiduciary duty to the Company; (v) the Participant’s arrest, indictment for or conviction (or the entry of a plea of a nolo contendere or equivalent plea) in a court of competent jurisdiction of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (vi) the Participant’s habitual or repeated misuse of, or habitual or repeated performance of the Participant’s duties under the influence of, alcohol or controlled substances. As used in this definition of “Cause”, the “Company” shall mean the Company and each of the Company’s Affiliates and Subsidiaries.

2.8           “Change of Control” unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

(a)
any Person, entity or affiliated group becoming the Beneficial Owner or Owners of more than fifty percent (50%) of the outstanding equity securities of the Company, or otherwise becoming entitled to vote shares representing more than fifty percent (50%) of the total voting power of the Company’s then-outstanding securities eligible to vote to elect members of the Board (the “Voting Securities”);

(b)
consummation of a consolidation or merger of the Company pursuant to which the holders of the Company’s equity securities immediately prior to such transaction would not be the holders immediately after such transaction of more than fifty percent (50%) of the Voting Securities of the entity surviving such transaction in substantially similar proportions that they held equity securities of the Company prior to such transaction;

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(c)
shareholder approval and consummation of (or if shareholder approval is not required, the consummation of) a plan for the sale of all or substantially all of the assets of the Company to any other Person (it being understood that a spin-off of shares of capital stock of any subsidiary of the Company or a distribution of other assets of the Company as a dividend to its shareholders does not constitute a sale thereof);

(d)
the date, during any period of twenty-four (24) consecutive months, that individuals who as of the beginning of such period constituted the entire Board (together with any new directors other than those new directors elected in connection with an actual or threatened proxy contest or any other actual or threatened solicitation of proxies) whose election by such Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors of the Company, then still in office, who were directors at the beginning of the period (or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

(e)	the approval of the shareholders of the Company of the liquidation or dissolution of the Company;

provided, that to the extent necessary to comply with Section 409A with respect to the payment of deferred compensation, “Change of Control” shall be limited to a “change in control event” as defined under Section 409A; provided, further, that a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially similar proportions by the Persons who hold the Company’s securities immediately before such transaction.

2.9           “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.10           “Committee” means the Board, or any committee or subcommittee designated by the Board to administer this Plan. The Committee shall have at least two members, each of whom shall be (i) a member of the Board, (ii) a Non-Employee Director, (iii) an Outside Director, and (iv) an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

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2.11           “Company” means Comverse, Inc., a Delaware corporation, and any successor thereto.

2.12           “Consultant” means any person (other than an Employee or a Director) who is engaged by the Company, a Subsidiary or an Affiliate to render consulting or advisory services to the Company or such Subsidiary or Affiliate.

2.13           “Continuous Service” means that the provision of services to the Company or a Subsidiary or Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Subsidiary or Affiliate which, to the extent applicable, shall not be deemed to occur until the expiration of any required notice or garden leave period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under applicable labor laws. Continuous Service shall not be considered interrupted in the case of (i) any sick leave, military leave or other approved “bona fide leave of absence” (within the meaning of Treasury Regulation Section 1.409A-1(h)(1)), (ii) transfers among the Company, any Subsidiary or Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary or Affiliate in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, for purposes of each Incentive Stock Option granted under the Plan, if any sick leave, military leave or other approved “bona fide leave of absence” exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statue or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

2.14           “Director” means each member of the Board who is not an Employee, who does not receive compensation from the Company or any Subsidiary in any capacity other than as a Director and whose membership on the Board is not attributable to any contract between the Company and such Director or any other entity with which such Director is affiliated.

2.15           “Disability” unless otherwise specified in an Award Agreement, means “Disability” within the meaning of Treasury Regulation Section 1.409A-3(i)(4).

2.16           “Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.

2.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.18           “Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A:

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(a)
If the Shares are listed on any established stock exchange or a national market system, the per Share Fair Market Value shall be the closing sales price for each share of such stock (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)
If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the “Pink Sheets” published by the National Quotation Bureau, Inc.) or by a recognized securities dealer, the closing sales price for each share of such stock or, if closing sales prices are not reported, the per Share Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)
In the absence of an established market for the Shares of the type described in (a) and (b), above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with the applicable provision of Section 409A.

2.19           “Full Value Award” means any Award settled in Shares, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock purchase right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the Shares subject to such Award.

2.20           “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.21           “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.22           “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23           “Other Stock-Based Award” means any right granted under Article 9 of the Plan.

2.24           “Option” means any stock option granted under Article 6 of the Plan.

2.25           “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

2.26           “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

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2.27           “Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.

2.28           “Participant Award Limit(s)” shall have the meaning set forth in Section 5.1.

2.29           “Performance Award” means an award under the Plan, including a cash bonus award, the grant, vesting, lapse of restrictions, payment or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period, and may include awards intending to provide Performance-Based Compensation.

2.30           “Performance-Based Compensation” means compensation under an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and all regulations promulgated thereunder.

2.31           “Performance Measures” means measures as described in Section 10.2 on which the performance goals are based in order to qualify Awards as Performance-Based Compensation.

2.32           “Performance Period” means the period of time, which shall in no event be less than twelve (12) months, during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.34           “Plan” shall have the meaning set forth in Section 1.1.

2.35           “Restricted Stock” means any Award granted under Article 8 of the Plan.

2.36           “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

2.37           “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

2.38           “Share” means a share of common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 12.1 of the Plan.

2.39           “Stock Appreciation Right” means any right granted under Article 7 of the Plan.

2.40           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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2.41           “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

Article 3        Administration

3.1           Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Directors, Employees and Consultants to whom Awards will be granted and determine the type and amount of Awards to be granted to each such Director, Employee or Consultant, and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 14, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement and accelerate or waive vesting of Awards, lapsing of restrictions or deferral limitations imposed on Awards, and exercisability of Awards, extend the term or period of exercisability of any Awards (subject to Sections 6.3 and 7.2), modify the purchase price under any Award (subject to Section 14.2), or modify or waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. The Committee may establish procedures pursuant to which the payment or settlement of any Award may be deferred subject to Section 409A.  Notwithstanding anything in this Section 3.1 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.  Committee action shall be subject to Board Approval to the extent required by applicable law and as otherwise determined by the Board.

3.2           Delegation. The Committee may delegate to one or more of its members or members of the Board, one or more officers of the Company or any of its Subsidiaries or Affiliates, and one or more agents or advisors such administrative duties or powers as it may deem advisable; provided that the Committee shall not delegate to officers of the Company or any of its Subsidiaries or Affiliates the power to make grants of Awards to officers or Directors of the Company or any of its Subsidiaries or Affiliates; provided, further, that no delegation shall be permitted under the Plan that is prohibited by applicable law or inconsistent with Section 162(m) of the Code, with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m) of the Code.  Any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such

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officer(s) may so award, and the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

Article 4.       Eligibility and Participation

4.1           Eligibility. Participants will consist of such Directors, Employees and Consultants as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate or Board to approve such person to receive an Award in any other year or, once designated or approved, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2           Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Other Stock-Based Awards, and (e) Performance Awards. The Plan sets forth the types of performance goals and sets forth procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation, as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5.       Shares Subject to the Plan and Maximum Awards

5.1           Number of Shares Available for Awards, Maximum Awards and Award Limitations.

(a)
General. As of the Effective Date, and subject to adjustment as provided in Article 12 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 5,000,000 Shares, less one (1) Share for every one (1) Share that was subject to an Option or Stock Appreciation Right granted after April 15, 2015 and prior to the Effective Date under the Prior Plan and 2.15 Shares for every one Share that was subject to an Award other than an Option or Stock Appreciation Right granted after April 15, 2015 and prior to the Effective Date under the Prior Plan.  The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

(b)
Share Counting.  (i) Each Share subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 5.1(a) as one (1) Share, and (ii) each Share subject to a Full Value Award granted pursuant to the Plan shall be counted for purposes of the limit set forth in Section 5.1(a) as 2.15 Shares.  If an outstanding Award (or after April 15, 2015, an Award under the Prior Plan) for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award (or after April 15, 2015, an Award under the Prior Plan) subject to forfeiture or

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repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares (or Shares subject to any such Prior Plan Award) shall again be available for issuance under the Plan.  Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award (or Award under the Prior Plan) that is settled in cash.  With respect to both Awards granted under the Plan and, after April 15, 2015, Awards granted under the Prior Plan: (1) upon payment in Shares pursuant to the exercise of a Stock Appreciation Right, the number of Shares available for issuance under the Plan shall be reduced by the gross number of Shares for which the Stock Appreciation Right is exercised; (2) if the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or by means of a net exercise, the number of Shares available for issuance under the Plan shall be reduced by the gross number of Shares for which the Option is exercised; (3) Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or Stock Appreciation Rights shall not again be available for issuance under the Plan; (4) Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards shall again become available for issuance under the Plan; and (5) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the Shares authorized for grant under the Plan.

Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or Options or Stock Appreciation Rights granted under the Prior Plan, and (ii) as 2.15 Shares for every one (1) Share subject to Full Value Awards granted under the Plan or Awards other than Options or Stock Appreciation Rights granted under the Prior Plan.

(c)
ISO Limit.  Subject to adjustment as provided in Article 12 hereof, the maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 3,000,000 Shares.

(d)
Participant Award Limits. Subject to adjustment as provided in Article 12 hereof, (i) the maximum number of Shares with respect to which any Options may be granted to any Participant pursuant to an Award in any fiscal year shall be 300,000 Shares; (ii) the maximum number of Shares with respect to which any Stock Appreciation Rights may be granted to any Participant pursuant to an Award in any fiscal year shall be 300,000 Shares; and (iii) the maximum amount of Performance-Based Compensation Awards (other than Options and Stock Appreciation Rights) granted to any Participant pursuant to an Award that is denominated in Shares in any fiscal year shall be 150,000 Shares.  The maximum amount of Performance-Based Compensation Awards granted to any Participant pursuant to an Award in any fiscal year shall be $10,000,000 if such Performance-Based Compensation Awards are denominated in cash rather than shares.  Each of

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the foregoing limits are referred to herein as a “Participant Award Limit” and collectively “Participant Award Limits.”  Each of the Participant Award Limits shall be multiplied by two with respect to Awards granted to a Participant during the first fiscal year in which the Participant commences employment with the Company and its Subsidiaries.

(e)
Director Award Limits. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year shall not exceed $300,000.

(f)
Minimum Vesting.  No Option or Stock Appreciation Right granted on or after the Effective Date may vest in less than one year from its date of grant.  Notwithstanding the foregoing, up to 5% of the available Shares authorized for issuance under the Plan as of the Effective Date may vest (in full or in part) in less than one year from their date of grant (the “5% Basket”).  Any Option or Stock Appreciation Right granted under the Plan may vest in full or in part upon death or disability of the Participant, or upon a Change of Control of the Company (whether on an automatic or discretionary basis), and such vesting shall not count against the 5% Basket.

(g)
Assumed Plans. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance pursuant to an Award under this Plan, or (ii) be subject to or counted against a Participant’s Participant Award Limit. Any shares available for issuance pursuant to a stockholder-approved equity incentive plan sponsored by a company acquired by the Company may (following appropriate adjustments to reflect the acquisition, as determined by the Committee) be used for Awards under the Plan, subject to applicable law and stock exchange requirements.

Article 6.       Stock Options

6.1           Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided, that Options granted to Directors and Consultants shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee, the Board nor the Company or any of its Affiliates shall be liable to any Participant or to any other person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of

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Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.  No dividends or dividend equivalents will be paid with respect to Options.

6.2           Terms of Option Grant. The Option Price of an Award shall be determined by the Committee at the time of grant, but shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder pursuant to an Award, the Option Price shall not be less than one-hundred-ten percent (110%) of the Fair Market Value of a Share on the date of grant.

6.3           Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten (10) years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years).

6.4           Time of Exercise. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.  Subject to applicable law, the Committee may provide in the Award Agreement that (i) the time to exercise may be extended, but not beyond the original term, if the exercise would be prohibited by applicable law or the Company’s insider trading policy, and/or (ii) the Option may be automatically exercised immediately prior to expiration of the term if the Option is in-the-money at that time and the Participant has not exercised it.

6.5           Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) of the following sentence (including the applicable tax withholding pursuant to Section 15.3 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check, draft, money order, cashier’s check, or wire transfer made payable to the Company), (ii) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above) or (iv) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

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6.6           Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed one hundred thousand dollars ($100,000), or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. No Incentive Stock Option may be exercised later than ten (10) years after the date it is granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded. To the extent that an Option does not qualify as an Incentive Stock Option, it will be treated as a Nonqualified Stock Option.

6.7           Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (A) two years after the date of grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

Article 7.       Stock Appreciation Rights

7.1           Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.  No dividends or dividend equivalents will be paid with respect to Stock Appreciation Rights.

7.2           Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price of any Award (which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation

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Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. No Stock Appreciation Right shall have a term of more than ten (10) years from the date of grant. Subject to applicable law, the Committee may provide in the Award Agreement that (i) the time to exercise may be extended, but not beyond the original term, if the exercise would be prohibited by applicable law or the Company’s insider trading policy, and/or (ii) the Stock Appreciation Right may be automatically exercised immediately prior to expiration of the term if it is in-the-money at that time and the Participant has not exercised it.

7.3           Tandem Stock Appreciation Rights and Options. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 8.       Restricted Stock

8.1           Grant of Restricted Stock. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

8.2           Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the purchase price, if any, of the Shares of Restricted Stock, the performance, employment or other conditions (including the termination of a Participant’s Continuous Service whether due to death, disability or other reason) under which the Restricted Stock may be forfeited to the Company and such other provisions as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

8.3           Voting and Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, Participant’s holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock and have the right to receive dividends on such Restricted Stock. In no event may dividends or

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dividend equivalents be paid to a Participant with respect to Restricted Stock which vests based on the achievement of performance goals until the Restricted Stock which relates to such dividends vests.

8.4           Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.

8.5           Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company and timely remit required withholding taxes via personal check or in accordance with Section 15.3.

Article 9.       Other Stock-Based Awards

9.1           Grant of Other Stock-Based Awards. The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the “Other Stock-Based Awards”), including without limitation, restricted stock units and other phantom awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Continuous Service, the occurrence of an event and/or the attainment of performance objectives or goals. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9.2           Dividend Rights. In an Award Agreement, the Committee may provide for the payment of dividends or dividend equivalents on Other Stock-Based Awards.  In no event may dividends or dividend equivalents be paid to a Participant with respect to an Award which vests based on the achievement of performance goals until the Award which relates to such dividends vests.

Article 10.     Performance Awards

10.1           Grant of Performance Awards.  The Committee may grant Performance Awards including Awards intending to provide Performance-Based Compensation.  The Committee is authorized to design any Award so that the amounts of cash or Shares payable or distributed pursuant to such Award are treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations.

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10.2           Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles (“GAAP”), a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.  The vesting, crediting and/or payment of Performance-Based Compensation shall be based on the achievement of objective performance goals based on one or more of the following Performance Measures: (a) sales or revenue; (b) earnings per share; (c) measurable achievement in quality, operation and compliance initiatives; (d) objectively determinable measure of non-financial operating and management performance objectives; (e) net earnings (either before or after interest, taxes, depreciation and amortization); (f) economic value-added; (g) net income (either before or after taxes); (h) operating income and segment performance; (i) cash flow (including, but not limited to, operating cash flow and free cash flow); (j) cash flow return on capital; (k) return on net assets; (l) return on stockholders’ equity; (m) return on assets; (n) return on capital; (o) stockholder returns, dividends and/or other distributions; (p) return on sales; (q) gross or net profit margin; (r) productivity; (s) expenses; (t) margins; (u) operating efficiency; (v) customer satisfaction; (w) measurable achievement in quality and compliance initiatives; (x) working capital; (y) debt; (z) debt reduction; (aa) price per share of stock; (bb) market share; (cc) completion of acquisitions; (dd) business expansion; (ee) product diversification; and (ff) new or expanded market penetration.  The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may exclude the impact of an event or occurrence that the Committee determines should appropriately be excluded, including: (pp) extraordinary, unusual, infrequently occurring, or non-recurring items; (qq) effects of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (rr) effects of currency fluctuations; (ss) effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (tt) expenses for restructuring, productivity initiatives or new business initiatives; (uu) impairment of tangible or intangible assets; (vv) litigation or claim judgments or settlements; (ww) non-operating items; (xx) acquisition expenses; (yy) discontinued operations; and (zz) effects of assets sales, divestitures, spin-offs, mergers, acquisitions, and financing transactions, including selling accounts receivable.

Any Performance Measure may be (i) used to measure the performance of the Company and/or any of its Subsidiaries or Affiliates as a whole, any business unit or divisional level thereof or any combination thereof against any goal including past performance or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate.  The vesting, crediting and/or payment of Performance Awards that are not intended to constitute Performance-Based Compensation may be based on the achievement of the Performance Measures listed above, or any other performance goals as determined by the Committee.

10.3           Establishment of Performance Goals. With respect to Awards that are intended to constitute Performance-Based Compensation, no later than ninety (90) days after the commencement of a Performance Period (but in no event after twenty-five percent (25%) of such Performance Period has elapsed), the Committee shall establish in writing: (i) the performance goals (and any exclusions) applicable to the Performance Period; (ii) the Performance Measures

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to be used to measure the performance goals in terms of an objective formula or standard; (iii) the formula for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (iv) the Participants or class of Participants to which such performance goals apply. The outcome of such performance goals must be substantially uncertain when the Committee establishes the goals.

10.4           Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

10.5           Certification of Performance. Except for Awards that pay compensation attributable solely to an increase in the value of Shares, no Award designed to qualify as Performance-Based Compensation shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such Performance Period have been satisfied.

10.6           Performance Goals. The Committee may condition the grant, vesting, payment, settlement, or delivery of any Award upon the achievement of one or more performance goal(s) specified in the Award Agreement.

10.7           Interpretation. Each provision of the Plan and each Award Agreement relating to Performance-Based Compensation shall be construed so that each such Award shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded, except as otherwise determined by the Committee.

Article 11.     Compliance with Section 409A of the Code and Section 457A of the Code

11.1           General. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that there are no adverse tax consequences, interest, or penalties as a result of the Awards. Notwithstanding the Company’s intention, in the event any Award is subject to Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of grant of an Award.

This Plan, Awards and Award Agreements granted hereunder shall be interpreted at all times in such a manner that the terms and provisions of the Plan, Awards and Award Agreements are exempt from or comply with Section 409A.

11.2           Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the

16

meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the first of the month that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee).

11.3           Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of Continuous Service” or like terms shall mean “separation from service.”

11.4           Section 457A. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 457A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 457A”), such that there are no adverse tax consequences, interest, or penalties as a result of the Awards. Notwithstanding the Company’s intention, in the event any Award is subject to Section 457A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 457A, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

Article 12.     Adjustments

12.1           Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend, amalgamation, or other like change in capital structure (other than regular cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, the Participant Award Limits, and/or other value determinations applicable to the Plan or outstanding Awards.

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12.2           Change of Control.  Unless the Committee shall provide otherwise at the time of grant of an Award, upon the occurrence of a Change of Control any outstanding Awards under the Plan which are assumed or substituted by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent shall immediately vest in full, become exercisable and all restrictions lapse, as may be applicable if within twenty four (24) months following the Change of Control (i) the Participant’s service is terminated by the Company without Cause; (ii) if the Participant has entered into a written employment, consulting or similar agreement with the Company or any Subsidiary or Affiliate containing a definition of “good reason” (or an equivalent term), the Participant’s service is terminated for “good reason;” or (iii) the Participant’s service is terminated due to death or Disability.

Notwithstanding the foregoing, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (in either case, contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, if the Committee so determines, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled (which may be zero).

Unless the Committee shall provide otherwise at the time of grant of an Award, upon the occurrence of a Change of Control any outstanding Awards under the Plan which are not assumed or substituted for by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent shall immediately prior to the occurrence of the Change of Control vest in full, become exercisable and all restrictions lapse, as may be applicable.

Article 13.     Termination of Service

13.1           Termination of Service For Cause. Unless the Award Agreement provides otherwise, all of a Participant’s Awards (including any exercised Awards for which Shares have not been delivered to the Participant) shall be cancelled and forfeited immediately on the date Participant’s service terminates if such termination is for Cause or Cause exists on such date (and the Company shall return to the Participant the price if any paid for such undelivered Shares).

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13.2           Termination of Service For Reason Other Than Cause. If a Participant’s service is terminated other than a termination for Cause, then unless the Award Agreement provides otherwise, all unvested Awards will terminate immediately as of the date the Participant’s service terminates.

Article 14.     Duration, Amendment, Modification, Suspension and Termination

14.1           Duration of the Plan. Unless sooner terminated as provided in Section 14.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

14.2           Amendment, Modification, Suspension and Termination of Plan. The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 14.2, an “Action”) the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 11 or 12, (i) without shareholder approval (A) if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, (B) if such Action increases the number of Shares available under the Plan (other than an increase permitted under Article 5 absent shareholder approval), (C) if such Action results in a material increase in benefits permitted under the Plan (but excluding increases that are immaterial or that are minor and to benefit the administration of the Plan, to take account of any changes in applicable law, or to obtain or maintain favorable tax, exchange, or regulatory treatment for the Company, a Subsidiary, and/or an Affiliate) or a change in eligibility requirements under the Plan, or (D) for any Action that results in a reduction of the Option Price or grant price per Share, as applicable, of any outstanding Options or Stock Appreciation Rights or cancellation of any outstanding Options or Stock Appreciation Rights in exchange for cash, or for other Awards (other than in connection with a Change of Control) such as other Options or Stock Appreciation Rights, with an Option Price or grant price per Share, as applicable, that is less than such price of the original Options or Stock Appreciation Rights; or take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, and (ii) without the written consent of the affected Participant, if such Action would materially diminish the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan, any Award or any Award Agreement without such consent of the Participant in such manner as it deems necessary to comply with applicable laws.

Article 15.     General Provisions

15.1           No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Continuous Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Continuous Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect

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thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

15.2           Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

15.3           Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the amount necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction (or such other rate that will not cause an adverse accounting consequence or cost).

15.4           No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee, the Board and the Company make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee, the Board nor the Company has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A or Section 457A or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

15.5           Section 16 Participants. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan, including Tax Withholding, are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board, as applicable.

15.6           Non-Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the

20

persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

15.7           Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

15.8           Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 15.8 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 15.7. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.9           Awards to Non-U.S. Directors, Employees or Consultants. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has Directors, Employees or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Subsidiaries or Affiliates shall be covered by the Plan;

(b)	Determine which Directors, Employees or Consultants outside the United States are eligible to participate in the Plan;

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(c)	Modify the terms and conditions of any Award granted to Directors, Employees or Consultants outside the United States to comply with applicable foreign laws;

(d)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and

(e)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 15.9 by the Committee shall be attached to this Plan document as appendices.

15.10           Rights as a Shareholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

15.11           Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.12           Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

15.13           No Constraint on Corporate Action. Nothing in the Plan shall be construed to (i) limit, impair, or otherwise affect the Company’s or its Subsidiary’s or Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) limit the right or power of the Company, its Subsidiaries or Affiliates to take any action which such entity deems to be necessary or appropriate.

15.14           Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of

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such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

15.15           Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

15.16           Waiver of Certain Claims. By participating in the Plan, the Participant waives all and any rights to compensation or damages in consequence of the termination of his or her office or Continuous Service for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his or her ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Board or Committee pursuant to a discretion contained in the Plan or any Award Agreement or the provisions of any statute or law relating to taxation.

15.17           Data Protection. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the Company, undertaking or part-undertaking which employs the Participant, wherever situated.

15.19           Erroneously Awarded Compensation. All Awards, if and to the extent subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may be subject to a claw back policy or other incentive compensation policy established from time to time by the Company to comply with such Act.

*        *        *

This Plan was duly adopted and approved by the Board by resolution at a meeting held on the 14th day of May, 2015.

/s/ Roy S. Luria
Roy S. Luria, Secretary

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APPENDIX C

COMVERSE, INC.

RIGHTS AGREEMENT

COMVERSE, INC.,
a Delaware corporation

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

RIGHTS AGREEMENT

Dated as of April 29, 2015

Section 29	Benefits of this Agreement	33

Section 30	Severability	34

Section 31	Governing Law	34

Section 32	Counterparts	34

Section 33	Descriptive Headings	34

EXHIBITS

Exhibit A:                    Form of Certificate of Designation of Series A Junior Participating Preferred Stock

Exhibit B:                     Form of Rights Certificate

Exhibit C:                     Summary of Rights

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of April 29, 2015 (the “Agreement”), between Comverse, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Board has authorized and declared a dividend distribution of one right (a “Right”) for each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding at the Close of Business (as hereinafter defined) on May 11, 2015 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1                    Certain Definitions

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Record Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such stockholder no longer qualifies as an Exempt Person, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Common Stock. The Board shall not be required to make any determination with respect to a potential Acquiring Person, including whether the potential Acquiring Person is an Exempt Person, until five (5) Business Days after the date on which all Board members first received notice of the change of beneficial ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e) “Authorized Officer” shall mean the Chairman of the Board, the President or any Vice President of the Company.

(f) A Person shall be deemed the “Beneficial Owner” of, and to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or

(iii) which any other person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(f) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(f), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g) “Board” shall mean the Board of Directors of the Company.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

(i) “Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(j) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Company” shall have the meaning set forth in the preamble of this Agreement.

(m) “Company’s Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 25, 2012, as the same may be amended and restated from time to time.

(n) “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(o) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Common Stock.

(q) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(r) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(s) “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof.

(t) “Exempt Person” shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger in any material respect the availability to the Company of its Tax Benefits and (ii) any Person that beneficially owns, as of the Record Date, 4.9% or more of the outstanding shares of Common Stock, provided, however, that, with respect to clause (ii) of this paragraph, any such Person shall only be deemed to be an Exempt Person for so long as it does not acquire one additional share of Common Stock while it continues to own 4.9% or more of the shares of the then outstanding Common Stock; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination based on the potential effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits.

(u) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(v) “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) April 29, 2016 if Stockholder Approval has not been obtained.

(w) “Final Expiration Date” shall be April 29, 2018.

(x)  "NASDAQ" shall mean The Nasdaq Stock Market.

(y)  “NYSE” means The New York Stock Exchange.

(z) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(aa) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A.

(bb) “Purchase Price” shall mean initially $100.00 per one one-thousandth of a Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(cc) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(dd) “Redemption Price” shall mean $0.01 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(ee) “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

(ff) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(gg) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(hh) “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(ii) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(kk) “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board shall determine the existence of an Acquiring Person.

(ll) “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present, at a meeting of stockholders of the Company duly held in accordance with the Company’s Certificate of Incorporation and applicable law.

(mm) “Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(nn) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo) “Summary of Rights” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(pp) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382, of the Company or any direct or indirect subsidiary thereof.

(qq) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business.

(rr) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

Section 2                   Appointment of Rights Agent

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Section 3                   Issuance of Rights Certificates

(a)          Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Common Stock in the names of the record holders thereof (which certificates representing such shares of Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

(b)          On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

(c)          Rights shall be issued by the Company in respect of all shares of Common Stock (other than any shares of Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, except as specially provided in Section 21 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Common Stock may from time to time be listed or quoted:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between COMVERSE, INC. and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, dated as of April 29, 2015 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Comverse, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Comverse, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

(d)          Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

(e)          As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(f)          In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

Section 4                   Form of Rights Certificates

The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

Section 5                   Countersignature and Registration

(a)          The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)          Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a stockholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6                   Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates

(a)          Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial

Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7                   Exercise of Rights; Purchase Price; Expiration Date of Rights

(a)          Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Rights Certificate may, subject to Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

(b)          Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one one-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests),

(ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c)          In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

(d)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8                  Cancellation and Destruction of Rights Certificates

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9                  Company Covenants Concerning Securities and Rights

(a)          The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b)          The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange upon official notice of issuance upon such exercise.

(c)          The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an acquiring Person shares of Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

(d)          The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e)          If the Company determines that registration under the Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)          Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g)          In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10                 Record Date

Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11                 Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights
The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)          (i)           In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)         Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring

Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Rights Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Rights Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

(iii)         The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Common Stock, as the case may be. In the event that there shall be an insufficient number of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one one-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”) (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b)          If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)          If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)          (i)           For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for purposes of this Section 11(d)(i) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Common Stock for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or NASDAQ or, if the Security is not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by any system then in use, or, if on any such date Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii)         For the purpose of any computation hereunder, the “Current Per Share Market Price” of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Common Stock multiplied by one thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one thousand.

(e)          Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one one-thousandth of a share of a Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)          If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)          All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase

Price, the number of one one-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)          Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)          The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)          Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k)          Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l)          In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m)          Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n)          Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock, as the case may be, outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Section 12                 Certificate of Adjusted Purchase Price or Number of Shares

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

Section 13                 Fractional Rights and Fractional Shares

(a)          The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or NASDAQ or, if the Rights are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b)          The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one one-

thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Common Stock for such Trading Day multiplied by one thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock shares occurring after the date of this Agreement).

(c)          Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Common Stock, as the case may be, upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Common Stock, as the case may be. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 13(c), the current market value of one share of Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d)          The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Section 14                 Rights of Action

(a)          All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b)          Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 15                 Agreement of Rights Holders

Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b)          after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

(c)          the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)          such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13.

Section 16                 Rights Certificate Holder Not Deemed a Stockholder

No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any

Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

Section 17                 Concerning the Rights Agent

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b)          The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

(c)          Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18                 Merger, Consolidation or Change of Name of Rights Agent

(a)          Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)          If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19                 Duties of Rights Agent

The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

(b)          Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(d)          The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)          The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)          The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)          The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)          The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m)          The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20                 Change of Rights Agent

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21                 Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22                 Redemption

(a)          The Board may, at any time prior to such time as any Person first becomes an Acquiring Person and has not been determined to be an Exempt Person by the Board, redeem all but not less than all the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b)          Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Common Stock; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23                 Exchange

(a)          The Board may, at its option, at any time after any Person first becomes an Acquiring Person and has not been determined to be an Exempt Person by the Board, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock, as the case may be, at an exchange ratio of one share of Common Stock, as the case may be, (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)          Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock, for

Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)          The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the Current Per Share Market Price as of the date of such exchange.

Section 24                 Notice of Certain Events

(a)          If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation, merger or statutory share exchange into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, respectively, or to effect a subdivision, combination or reclassification of the Common Stock as the case may be, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Common Stock and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (i) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b)          If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

Section 25                 Notices

(a)          Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

Comverse, Inc.
200 Quannapowitt Parkway
Wakefield, MA 01880

Attention:
Facsimile:
Phone:

(b)          Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Attention:  Relationship Management
Facsimile:
Phone:

(c)          Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26                   Supplements and Amendments

Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent. From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

Section 27                 Successors

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28                 Determinations and Actions by the Board

(a)          For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.

(b)          The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).

(c)          All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29                 Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).

Section 30                 Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

Section 31                 Governing Law

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 32                 Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 33                 Descriptive Headings

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

COMVERSE, INC.

By:	/s/ Roy S. Luria
Name: Roy Luria
Title:Senior Vice President, General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Senior Vice President

Signature Page to Rights Agreement

Exhibit A

FORM OF
CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

COMVERSE, INC.

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

COMVERSE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the "Certificate of Incorporation"), the said Board of Directors on April 29, 2015 adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1. Designation and Amount.  There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 100,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock"), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.  The "Adjustment Number" shall initially be 1,000.  In the event the Corporation shall at any time after May 11, 2015 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A

Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two.  In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3.  Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C).  Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.  If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends.  Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two.  The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares.  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.  (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $1,000 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, Etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8. No Redemption.  Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9. Ranking.  The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10. Amendment.  At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11. Fractional Shares.  Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of _________________, 2015.

COMVERSE, INC.

By:________________________
Name:
Title:

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-___________ Rights

NOT EXERCISABLE AFTER APRIL 29, 2018 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

COMVERSE, INC.

This certifies that ____________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 29, 2015, as the same may be amended from time to time (the "Rights Agreement"), between COMVERSE, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on April 29, 2018 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company at a purchase price of $100.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 29, 2015, based on the Preferred Stock as constituted at such date.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates.  Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent.  The Company will mail to the holder of this Rights Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase.  If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or shares of Preferred Stock.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of _________ __, 20__.

COMVERSE, INC.

By:__________________________________
[Title]
ATTEST:

____________________________________
[Title]

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By__________________________________
[Title]

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ________________________________________________________ ______________________________________________________________________________

(Please print name and address of transferee)

_______ Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:  ____________________________

____________________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

..............................................................................................................
(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

____________________________________
Signature

Form of Reverse Side of Rights Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)

To COMVERSE, INC.:

The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

_________________________________________________________________________
(Please print name and address)

_________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_________________________________________________________________________
(Please print name and address)

_________________________________________________________________________

Dated:________________________

____________________________________
Signature

(Signature must conform to holder specified on Rights Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Rights Certificate - continued

_________________________________________________________________________
(To be completed)

The undersigned certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

____________________________________
Signature

_________________________________________________________________________

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
COMVERSE, INC.

Effective April 29, 2015, the Board of Directors (the “Board”) of Comverse, Inc., a Delaware corporation (the “Company”), adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of common stock. The dividend is payable to our stockholders of record as of May 11, 2015.  The terms of the rights and the rights plan are set forth in a Rights Agreement, by and between us and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of April 29, 2015 (the “Rights Plan”).

This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan. Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its stockholders.

Our Board of Directors adopted the Rights Plan in an effort to protect stockholder value by attempting to diminish the risk that our ability to use our net operating losses and unrealized losses (collectively, the “NOLs”) to reduce potential future federal income tax obligations may become substantially limited. We have experienced and continue to experience substantial operating losses, including realized losses for tax purposes from sales of inventory and land previously written down for financial statement purposes, which would produce NOLs.  Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, we may “carry forward” these NOLs in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs, including NOLs later arising from sales of land and inventory previously written down, will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

C - 1

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding common stock (an “Acquiring Person”) without the approval of our Board of Directors. Stockholders who own 4.9% or more of our outstanding common stock as of the close of business on May 11, 2015 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of common stock or (ii) fall under 4.9% ownership of common stock and then re-acquire 4.9% or more of the common stock of the Company. The Rights Plan does not exempt any future acquisitions of common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

The Rights. Our Board authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of May 11, 2015. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) for a purchase price of $100.00 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% or more of our common stock.

We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, our common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of common stock having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, the Board may exchange the Rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

C - 2

Stockholder Approval.  The Company intends to submit the Rights Plan for stockholder approval (“Stockholder Approval”) at a meeting of stockholders of the Company.

Expiration. The rights and the Rights Plan will expire on the earliest of (i) April 29, 2018, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) April 29, 2016 if Stockholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Rights Plan without the consent of the holders of the Rights. After the Distribution Date, our Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

C - 3